         ANNUAL REPORT
         December 31, 2002

[PHOTO OF ]
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[GRAPHIC OF SALOMON BROTHERS ASSET MANAGEMENT]

SALOMON BROTHERS   . ASIA GROWTH FUND
----------------
                   . INTERNATIONAL EQUITY
                     FUND

                   . SMALL CAP GROWTH FUND

                   . CAPITAL FUND

                   . ALL CAP VALUE FUND

                   . LARGE CAP GROWTH FUND

                   . LARGE CAP CORE EQUITY FUND

                   . INVESTORS VALUE FUND

                   . BALANCED FUND

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

     For almost a century, Salomon Brothers has provided serious investors with advice and resources to help them reach their financial goals.

     Salomon Brothers offers...
     Quality Service
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     We wish to extend our sincere thanks for investing with us. Technology, new innovations and business opportunities have changed the financial world over the years -- but one constant remains: our commitment to serve your investment needs.

BRIDGING WALL STREET OPPORTUNITIES
--------------------------------------------------------------------------------
TO YOUR FINANCIAL FUTURE


   RICH TRADITION
-------------------
   Bold initiative, determination and market foresight have defined the Salomon Brothers name for nearly a century.

   GLOBAL RESOURCES
--------------------
   We have access to one of the world's largest financial institutions, creating a global web of resources comprised of 170,000 employees in over 100 countries.

   INVESTMENT EXPERTISE
-----------------------
   Averaging over 16 years of professional industry experience, our seasoned portfolio management team consistently demonstrates a disciplined institutional approach to money management.

   PERFORMANCE
-----------------------
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   frames to long-term outcomes, quality of management, quality of relationship and quality of thought.

   INFORMATION ADVANTAGE
------------------------

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   providing the benefits of a world of rapid knowledge acquisition.

[GRAPHIC OF Table of Contents]


LETTER FROM THE CHAIRMAN...................................................   2

SALOMON BROTHERS INVESTMENT SERIES

  ASIA GROWTH FUND.........................................................   4

  INTERNATIONAL EQUITY FUND................................................   8

  SMALL CAP GROWTH FUND....................................................  12

  CAPITAL FUND.............................................................  16

  ALL CAP VALUE FUND.......................................................  22

  LARGE CAP GROWTH FUND....................................................  28

  LARGE CAP CORE EQUITY FUND...............................................  32

  INVESTORS VALUE FUND.....................................................  36

  BALANCED FUND............................................................  40

SCHEDULES OF INVESTMENTS...................................................  44

STATEMENTS OF ASSETS AND LIABILITIES.......................................  74

STATEMENTS OF OPERATIONS...................................................  76

STATEMENTS OF CHANGES IN NET ASSETS........................................  78

NOTES TO FINANCIAL STATEMENTS..............................................  82

FINANCIAL HIGHLIGHTS.......................................................  97

REPORT OF INDEPENDENT ACCOUNTANTS.......................................... 116

ADDITIONAL STOCKHOLDER INFORMATION......................................... 117

ADDITIONAL INFORMATION..................................................... 119

TAX INFORMATION............................................................ 124

DIRECTORS AND OFFICERS OF SALOMON BROTHERS INVESTMENT SERIES............... IBC

[PHOTO]

R. Jay Gerken
 R. Jay Gerken
 Chairman, President and Chief Executive Officer

                                    [GRAPHIC]

SALOMON BROTHERS INVESTMENT SERIES
     Letter From the Chairman

DEAR SHAREHOLDER,

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the Salomon Brothers Investment Series -- Asia Growth Fund, International Equity Fund, Small Cap Growth Fund, Capital Fund, All Cap Value Fund, Large Cap Growth Fund, Large Cap Core Equity Fund, Investors Value Fund and Balanced Fund ("Fund(s)"), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Funds' Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Funds' manager by regularly providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Enclosed is the annual report for the Funds for the year ended December 31, 2002. In this report, the managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Funds' investment strategy. A detailed summary of the Funds' performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

PERFORMANCE OF CLASS A SHARES FOR THE YEAR ENDED DECEMBER 31, 2002/1/

                                                       Without Sales
                                                          Charges
           Asia Growth Fund                               (14.06)%
           International Equity Fund                      (27.26)
           Small Cap Growth Fund                          (32.90)
           Capital Fund                                   (24.64)
           All Cap Value Fund                             (27.93)/2/
           Large Cap Growth Fund                          (25.43)
           Large Cap Core Equity Fund (Class O Shares)    (22.25)/3/
           Investors Value Fund                           (21.76)
           Balanced Fund                                   (3.32)

--------
1 The performance shown is total return, which assumes the reinvestment of all dividends and does not reflect the deduction of sales charges for each Fund's Class A shares (except where indicated Class O shares). Total return figures would have been lower if sales charges had been deducted. The data represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This shareholder report has been prepared for the information of shareholders of Salomon Brothers Investment Series and is not authorized for use unless preceded or accompanied by a current prospectus. Other share classes are available. The prospectus contains information regarding each Fund's sales charges, expenses, objectives, policies, management and performance. To obtain a copy of the prospectus, please call your Financial Advisor directly or call 1-800-725-6666. Please read it carefully before you invest or send money.
2 Because the Fund's Class A shares were in existence for less than one year as of December 31, 2002, performance is for the period from January 25, 2002 (Inception date for Class A shares) to December 31, 2002.
3 As of December 31, 2002, the Fund's Class A shares did not have an operating history to generate the performance information that other funds give in this section of the annual shareholder report. Class O shares are not subject to an initial or contingent deferred sales charge. Class O shares are only available to existing Class O shareholders. Please see the prospectus for more details.

MARKET OVERVIEW AND OUTLOOK

The year 2002 was a year of extremes for investors. Equity investors experienced great challenges as the period marked the third consecutive year of negative returns for most major equity markets both in the U.S. and abroad. It was also the year that some prominent U.S. companies declared bankruptcy and formerly most-admired corporate executives fell from grace amid allegations of fraudulent financial reporting. The year was also characterized by chronic discussions of war with Iraq and concerns about the potential for interruptions in oil supplies. Fears of deflation, rising energy prices, a weak U.S. dollar, a growing U.S. trade deficit and a lack of corporate earnings growth also weighed heavily on investors' minds during the year. The combination of these issues prompted many investors to seek out safer havens for their investment capital, particularly in fixed-income securities. This "flight-to-quality" buying resulted in a dramatic increase in the prices of many fixed-income investments, most notably U.S. Treasury securities.

As the reporting period progressed, questions about the momentum behind an economic recovery lingered in the markets. Citing a need to help the economy out of its "soft patch," the Federal Open Market Committee ("FOMC")/4/ reduced the short-term federal funds rate ("fed funds rate")/5/ in November, marking a 41-year low for the rate. We anticipate an economic recovery in the U.S. in 2003, albeit a muted one, which we believe could enhance the backdrop for the high-yield and equity markets. Perhaps the most pressing question for investors is whether or not military action in Iraq ensues. This would dramatically affect both the fixed-income and equity markets, and our portfolio managers are vigilantly monitoring these developments.

Thank you for your investment in the Salomon Brothers Investment Series. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken
Chairman, President and Chief Executive Officer

The information provided in these commentaries by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Funds or that the percentage of the Funds' assets in various sectors will remain the same. Please refer to pages 44 through 72 for a list and percentage breakdown of the Funds' holdings. Also, please note that any discussion of the Funds' holdings, the Funds' performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.

--------
4 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
5 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

[GRAPHIC]



INVESTMENT OBJECTIVE AND STRATEGY

The Asia Growth Fund ("Fund") seeks long-term capital appreciation. The Fund invests primarily in equity and equity-related securities of "Asian companies." Under normal circumstances, the Fund invests at least 80% of its assets in these securities and related investments. The Fund considers "Asian companies" to include companies that are organized under the laws of any country in the Asian region other than Japan, Australia and New Zealand. The Fund also considers companies to be "Asian companies" if Salomon Brothers Asia Pacific Ltd., the Fund's subadviser, determines that they (i) derive at least 50% of their revenues from goods produced or sold, investments made, or services performed in or with one or more of the Asian countries; (ii) maintain at least 50% of their assets in one or more of the Asian countries; or (iii) have securities which are traded principally on the stock exchange in an Asian country.

 THE PORTFOLIO MANAGERS

 The Fund's manager is Salomon Brothers Asset Management Inc ("SBAM"). The Fund is subadvised by an investment team based out of the Hong Kong office of Salomon Brothers Asia Pacific Limited, under the supervision of SBAM.

[GRAPHIC] SALOMON BROTHERS ASIA GROWTH FUND



SPECIAL SHAREHOLDER NOTICE

Please note that the Board of Directors of Salomon Brothers Series Funds Inc has deemed that in its judgment it is advisable and in the best interests of the Fund and its stockholders to terminate and wind up the Fund as soon as reasonably practical. As a shareholder, you are eligible to purchase Class A shares of any Salomon Brothers open-end mutual fund made available by your account representative, without the imposition of a sales charge, with the proceeds from any redemption of the Fund's shares. This option will be available at any time prior to the termination of the Fund. Any deferred sales charge that would otherwise be payable due to the redemption of any shares of the Fund will be waived. You should call the Fund about this option at 1-800-446-1013. Stockholders choosing not to purchase shares of a Salomon Brothers fund prior to the termination of the Fund will receive a liquidation distribution within seven days after the Fund terminates and winds up its business.

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Fund's Class A shares, without sales charges, returned negative 14.06%. In comparison, the MSCI All Country Asia Free Ex-Japan Index ("MSCI AC Asia Free Ex-Japan")/1/ returned negative 8.33% for the same period.

PORTFOLIO MANAGER MARKET OVERVIEW

Shortly after 2002 began, the U.S. Federal Reserve Board ("Fed") ended its aggressive easing of monetary policy, which was a dominant theme in 2001. The end of Fed easing helped buoy investor optimism regarding a potential economic recovery and the timing of eventual interest-rate increases. As a result, stock markets rallied strongly during the first quarter of 2002.

As the second quarter began, economic statistics released in the United States suggested that an uncertain economic recovery had taken root. Indicators such as corporate earnings, the unemployment rate and Gross Domestic Product ("GDP")/2/ growth conveyed mixed messages that contributed to heightened volatility within the global equity markets. In addition, a series of accounting and corporate governance scandals ignited sharply negative reactions among investors and dramatically affected the global markets. Moreover, as U.S. consumer confidence eroded, additional concerns arose regarding Asian economies and companies that depend on exports to the United States.

Domestically, political concerns in Taiwan, Indonesia and the Philippines impeded potential growth. At the same time, the U.S.-Iraq crisis produced a surge in crude oil prices, which raised costs for businesses and consumers and prompted them to cut spending elsewhere. Meanwhile, the Fed kept short-term

--------
1 The MSCI AC Asia Free Ex-Japan is a broad-based unmanaged index of Asian stocks. It does not include the stocks of companies that are based in Japan. Please note that an investor cannot invest directly in an index.
2 GDP is a market value of goods and services produced by labor and property in a given country.

interest rates steady at 1.75% through the first 10 months of 2002. Worried that a possible war with Iraq could hurt an already shaky economic recovery, the Fed reduced rates by a half-percentage point in November. These economic and market forces, coupled with a weakening U.S. dollar relative to most major currencies, created difficult conditions for U.S. and global stock markets during the second and third quarters of 2002.

However, most Asian markets rebounded sharply during the second half of the year. Many local bourses generated strong returns in October and November, although some profit taking occurred in December.

Based on the MSCI AC Asia Free Ex-Japan, for each of the countries in the Fund's benchmark, U.S. dollar returns for 2002 were: Pakistan
+149.0%, Indonesia +41.9%, Thailand +27.3%, South Korea +8.3%, India +7.9%,
Malaysia -0.7%, Singapore -11.1%, China -14.0%, Hong Kong -17.8%, Taiwan -24.7% and Philippines -29.5%.

PORTFOLIO MANAGER FUND OVERVIEW

During the first half of 2002, the Fund's country allocation strategy produced returns that were close to being in line with those of its benchmark, despite the fact that the Fund held no securities from the smaller markets, including Indonesia and Pakistan, which had the highest returns. During the first half of the year, the Fund held an overweighted position in Malaysia and an underweighted position in Singapore. We found a number of interesting stock ideas in Malaysia, such as IOI Corp., Gamuda Berhad and Genting Bhd, all of which enjoyed strong earnings momentum. In comparison, we felt corporate earnings in Singapore were unexciting. The Fund also held slightly underweighted positions in Taiwan during the first six months of 2002, as the technology rally ran out of steam and we brought the Fund's technology exposure to an underweighted position in the second quarter. Our stock selection strategy contributed positively to performance during the first half of 2002. The Fund gained substantially from its holdings in IOI Corp., Gamuda Berhad and Genting Bhd in Malaysia as well as its holdings in Esprit Holdings Ltd. in Hong Kong and LG Chemical in South Korea. During this period, the Fund took profits in Genting Bhd and LG Chemical.

In the second half of the year, our stock selection strategy detracted from the Fund's performance. Negative contributors included overweighted positions in Total Access Communication Public Co., Ltd. in Thailand; I-Cable in Hong Kong; Beijing Datang Power Generation Co., Ltd. in China; Shinsegae Co., Ltd., Hite Brewery Co., Ltd. and Shinhan Financial Group Co. Ltd. in South Korea. However, the adverse effects of these stocks more than offset positive contributions from the Fund's non-technology holdings in Taiwan, including China Steel Corp., Far Eastern Textile Ltd. and Taiwan Cement Corp. Significant trades during 2002 included bringing the Fund's position in the Hong Kong sector to a neutral-weighted position because of what we regarded as attractive long-term valuations and favorable measures announced by the government. We added Hutchison-Whampoa Ltd. to the Fund and added to existing positions in Cheung Kong (Holdings) Ltd. and Sun Hung Kai Properties to reduce the Hong Kong property sector's underweighted posi-tion. We reduced positions in Esprit Holdings Ltd. and China Steel Corp., taking partial profits due to their strong performance during the year. Finally, we added to the Fund's position in Taiwan Semiconductor Manufacturing Co., Ltd., bringing the stock to a neutral weighting. Nonetheless, the Fund remained underweight in foundries after eliminating its holdings of United Microelectronics Corp.

From an asset allocation perspective, the Fund maintained a slightly overweighted position in South Korea for most of the year. However, its position in Taiwan moved to an underweighted position throughout the second and third quarters after we reduced the Fund's exposure to the technology sector. The Fund also moved to an underweighted position in Malaysia towards the end of the third quarter, after Malaysia's market performed strongly and we took profits in stocks that had performed well.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

The year 2002 was difficult for global equities, marking the third consecutive year that global equity markets ended in negative territory. In addition, 2002 ended with the U.S. dollar at relatively low levels compared to most major currencies. Although geopolitical instability was an issue for most of the year, by year-end, war fears with Iraq and North Korea reached new highs. Oil prices stayed over $30 per barrel as the strike in Venezuela lingered on and, more importantly, war risks loomed. The outlook for U.S. consumer spending in 2003 was also a concern.

Because of the severity of these issues, we believe it is unrealistic to expect them to be resolved during the first quarter of 2003. Until we see external stability and better visibility of corporate earnings, we believe the markets' direction is likely to remain flat, albeit volatile.

However, we believe that valuations within Asian markets remain attractive. In addition, because several of the prevailing risk factors (i.e., war and high oil prices) are likely to be relatively short-lived, we believe that any further market weakness may provide attractive buying opportunities.

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 44 and 45 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.

The following graph depicts the performance of the Asia Growth Fund versus the MSCI All Country Asia Free Ex-Japan Index. It is important to note that the Asia Growth Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.
 HISTORICAL PERFORMANCE (unaudited)
 ASIA GROWTH FUND -- CLASS A, B, 2 and O SHARES
 Comparison of $10,000 Investment in the Fund with MSCI AC Asia Free Ex-Japan Index

                                    [CHART]

                                                 MSCI AC Asia
                                                Free Ex-Japan
            Class A  Class B  Class 2  Class O      Index
            -------  -------  -------  -------  -------------
5/6/96      $ 9,425  $10,000  $ 9,901  $10,000     $10,000
12/96         9,913   10,465   10,361   10,531       9,679
12/97         7,380    7,739    7,671    7,863       5,778
12/98         6,413    6,678    6,620    6,857       5,328
12/99        12,501   12,909   12,796   13,378       8,629
12/00         8,367    8,572    8,496    8,975       5,590
12/01         7,374    7,511    7,445    7,950       5,258
12/31/02      6,337    6,385    6,329    6,832       4,595

    Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 Portfolio Highlights#

 Composition of portfolio as of
 December 31, 2002

      [CHART]

Common Stock   100%

 Breakdown By Country#

 South Korea  27.8%
-------------------
 Hong Kong    20.3%
-------------------
 Taiwan       16.0%
-------------------
 Singapore    11.2%
-------------------
 China         7.9%
-------------------
 India         7.0%
-------------------
 Malaysia      7.0%
-------------------
 Thailand      2.8%
-------------------

Portfolio holdings may vary.
 ASIA GROWTH FUND
 Average Annual Total Returns for the Period Ended December 31, 2002+
 (unaudited)

Class A Shares               Without Sales Charges       With Sales Charges*
--------------------------------------------------------------------------------
Since Inception (5/6/96)            (5.79)%                     (6.62)%
5 year                              (3.00)%                     (4.15)%
3 year                             (20.26)%                    (21.82)%
1 year                             (14.06)%                    (19.02)%
--------------------------------------------------------------------------------

Class B Shares
--------------------------------------------------------------------------------
Since Inception (5/6/96)            (6.52)%                     (6.52)%
5 year                              (3.77)%                     (4.16)%
3 year                             (20.92)%                    (21.71)%
1 year                             (15.00)%                    (19.23)%
--------------------------------------------------------------------------------

Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (5/6/96)            (6.50)%                     (6.64)%
5 year                              (3.77)%                     (3.98)%
3 year                             (20.92)%                    (21.19)%
1 year                             (14.99)%                    (16.66)%
--------------------------------------------------------------------------------

Class O Shares
--------------------------------------------------------------------------------
Since Inception (5/6/96)            (5.56)%                     (5.56)%
5 year                              (2.77)%                     (2.77)%
3 year                             (20.07)%                    (20.07)%
1 year                             (14.06)%                    (14.06)%
--------------------------------------------------------------------------------

                        See page 43 for all footnotes.

[GRAPHIC]




INVESTMENT OBJECTIVE AND STRATEGY
The International Equity Fund ("Fund") seeks long-term capital growth. The Fund invests primarily in equity and equity-related securities of non-U.S. issuers, including issuers in developing countries. The Fund may also invest up to 15% of its assets in the securities of issuers located in the U.S.

Effective February 3, 2003, the Fund's subadviser was changed to Citigroup Asset Management Ltd. ("CAM Ltd."). CAM Ltd. looks for the securities of well-established companies (typically with capitalizations of $750 million or more) believed to have superior management teams and histories of above-average revenues and earnings growth which appear to be reasonably valued compared to their long-term earnings potential. The subadviser uses fundamental analysis to find companies that it believes have growth potential, and looks first at a particular company and then at the country in which the company is located and the industry in which the company participates. The subadviser eliminates stocks that it believes are overpriced relative to a company's financial statements and projections. The subadviser then analyzes each company to find those believed to have superior management teams, solid product lines, strong competitive positioning, attractive cash flows and histories of above-average revenues and earnings growth. The subadviser seeks opportunities to invest in foreign economies that are growing faster than the U.S. economy.

 THE PORTFOLIO MANAGER

 Effective February 3, 2003, the Fund is subadvised by Citigroup Asset Management Ltd. under SBAM's supervision. Prior to February 3, 2003, the Fund was subadvised by Citi Fund Management Inc. under SBAM's supervision.


[GRAPHIC] SALOMON BROTHERS INTERNATIONAL EQUITY FUND


PERFORMANCE UPDATE

For the year ended December 31, 2002, the Fund's Class A shares returned negative 27.26%, without sales charges. In comparison, the MSCI Europe, Australasia, and Far East Index ("MSCI EAFE Index")/1/ and the MSCI EAFE Growth Index/2/ returned negative 15.94 and negative 16.02%, respectively, for the same period.

PORTFOLIO MANAGER MARKET OVERVIEW

The international markets in 2002 began with great promise and ended with disappointment. After two consecutive years of market declines, investors generally believed that world equity markets would rebound and, at the very least, show modestly positive returns for the year. Most economic and earnings forecasts pointed toward a positive environment for equity investing. Global central banks were intent on expanding their economies, and most governments were using fiscal stimuli to enhance the burgeoning economic recovery.

The year began well, with most markets moving sideways during the first few months. However, investor sentiment turned sour in the spring and deteriorated throughout the summer. A fall rally recouped only a portion of the year's losses.

Several factors contributed to the lackluster market environment in 2002. Although positive economic growth generally materialized in the U.S., the inconsistency of the resulting economic data led to greater investor skepticism regarding the sustainability of the growth trend. In Europe and Japan, regional economies failed to meet growth forecasts. Europe was unable to achieve economic traction despite an accommodative European Central Bank ("ECB"). Germany, in particular, continued to be a drag on growth. Despite high hopes in Japan that a proactive administration would address structural growth problems, very little was accomplished to bolster a sagging economy.

Earnings expectations that began the year too high were revised downward as the expected recovery of corporate profits never materialized. The lack of inflation gave companies very little room for price increases, and sluggish economic growth provided only minimal unit volume growth. Nonetheless, many corporations posted admirable earnings growth for the year, but this was primarily a result of aggressive cost cutting. Because cost cutting is not generally seen as a driver of sustainable growth, these companies' 2002 earnings growth was, for the most part, not rewarded by investors.

In addition, key market influences of 2002 included: 1) The lack of visibly on the direction of global economic growth due to mixed economic data;

--------
1 The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
2 The MSCI EAFE Growth Index is an unmanaged index of growth stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.

2) Geopolitical tensions that began the year with nuclear escalation in India and Pakistan and tensions in Israel, and ended the year with looming conflicts in Iraq and North Korea; 3) A loss of confidence in corporate governance as high-profile scandals and allegations of corporate malfeasance effectively killed investors' appetite for equity risk and contributed to a mass allocation shift away from stocks and into bonds; and 4) Extreme volatility in the markets, which was both a function of and a contributor to investor uncertainty.

PORTFOLIO MANAGER FUND OVERVIEW

In this environment, the Fund maintained its long-term investment discipline by focusing on companies that, in our opinion, can deliver sustainable earnings growth throughout the economic cycle. In a normal market environment, investors typically reward this growth consistency. However, during periods of extreme pessimism or cynicism, even solid companies that achieve attractive levels of earnings growth can be overlooked by the market. Therefore, while the majority of the Fund's holdings met or exceeded our earnings expectations, their stock prices did not fully reflect these achievements.

From an asset allocation standpoint, we made few changes to the Fund, selling only five securities and purchasing only three new securities during the entire year. The result of these transactions was a modest increase in the Fund's exposure to Asia and a modest decrease in Europe. From a sector allocation perspective, the Fund remained relatively unchanged, except for a small increase in its exposure to the capital goods sector. As always, the Fund's country and sector weightings were determined solely by our bottom-up/3/ security selection process, which led us to individual companies regardless of their country or sector affiliations.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

As of year-end 2002, we expect an improved tone for equity markets. We currently anticipate a successful conclusion to the situation with Iraq and a peaceful resolution to the "war of words" with North Korea. We expect economic growth in 2003 to be positive and more consistent than it was in 2002. We believe that central banks are likely to maintain an easy-money policy, as inflation is unlikely to present a threat until later in the year.

Investor confidence in equity investing should improve, as 2002's corporate scandals become a more distant memory. This should encourage investors to shift assets back to equities. In our view, corporate profits are likely get off to a slow start but should improve throughout the year. Cost cutting will continue to be a major theme in 2003, as companies seek to maintain or expand their profit margins. A more stable environment characterized by economic growth should encourage corporate capital spending, cross-border investments, further industry consolidation and greater acquisition activity. We believe that the Fund's holdings are well positioned to benefit from such an environment.

--------
3 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

Finally, we thank you for your continued confidence in our investment approach. We look forward to helping you take advantage of a growing number of investment opportunities in the global economy.

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 46 and 47 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.

The following graph depicts the performance of the International Equity Fund versus the MSCI EAFE Index. It is important to note that the International Equity Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.
      HISTORICAL PERFORMANCE (unaudited)
      INTERNATIONAL EQUITY FUND -- CLASS A, B, 2 and O SHARES
      Comparison of $10,000 Investment in the Fund with MSCI EAFE Index
                                    [CHART]

          Class A  Class B  Class 2  Class O  MSCI EAFE Index
          -------  -------  -------  -------  ---------------
10/25/99  $ 9,425  $10,000  $ 9,901  $10,000     $10,000
12/99      11,772   12,470   12,337   12,490      11,276
6/00       10,688   11,280   11,158   11,350      10,818
12/00       9,048    9,510    9,406    9,620       9,679
6/01        8,143    8,530    8,436    8,670       8,265
12/01       7,088    7,088    7,307    7,390       7,604
6/02        6,239    6,470    6,406    6,510       7,481
12/31/02    5,156    5,223    5,277    5,390       6,392

    Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 Portfolio Highlights#

 Composition of portfolio as of December 31, 2002

                                     [CHART]

 Common Stock          88%
 Repurchase Agreement  12%

 Breakdown By Country**

United Kingdom 39.7%
--------------------
Japan          16.8%
--------------------
Israel          8.0%
--------------------
Hong Kong       7.7%
--------------------
Ireland         6.0%
--------------------
Italy           4.1%
--------------------
Mexico          3.5%
--------------------
France          3.3%
--------------------
Canada          3.2%
--------------------
Finland         2.9%
--------------------
Netherlands     2.7%
--------------------
Spain           2.1%
--------------------

Portfolio holdings may vary.

 INTERNATIONAL EQUITY FUND
 Average Annual Total Returns for the Period Ended December 31, 2002+
 (unaudited)

      Class A Shares             Without Sales Charges With Sales Charges*
      --------------------------------------------------------------------
      Since Inception (10/25/99)       (17.26)%             (18.79)%
      3 year                           (24.06)%             (25.54)%
      1 year                           (27.26)%             (31.45)%
      --------------------------------------------------------------------

      Class B Shares
      --------------------------------------------------------------------
      Since Inception (10/25/99)       (17.93)%             (18.45)%
      3 year                           (24.67)%             (25.43)%
      1 year                           (27.78)%             (31.39)%
      --------------------------------------------------------------------

      Class 2 Shares
      --------------------------------------------------------------------
      Since Inception (10/25/99)       (17.93)%             (18.19)%
      3 year                           (24.65)%             (24.91)%
      1 year                           (27.78)%             (29.17)%
      --------------------------------------------------------------------

      Class O Shares
      --------------------------------------------------------------------
      Since Inception (10/25/99)       (17.65)%             (17.65)%
      3 year                           (24.43)%             (24.43)%
      1 year                           (27.06)%             (27.06)%
      --------------------------------------------------------------------
                        See page 43 for all footnotes.

INVESTMENT OBJECTIVE AND STRATEGY

The Small Cap Growth Fund ("Fund") seeks long-term growth of capital by investing primarily in securities of companies with market capitalizations/1/ similar to that of companies included in the Russell 2000 Growth Index./2/

We employ "bottom-up"/3/ fundamental research to identify what we believe are high-quality, small cap growth companies. The Fund targets overall earnings growth at least equal to that of the index. We allow for flexibility, in that we do not think it is necessary to impose rigid boundaries in terms of sector weightings vs. the Russell 2000 Growth Index.

As growth investors, we are willing to "pay up" for the right fundamentals, but generally we try to buy a company's stock at a price to earnings ratio ("P/E")/4/ at or below its earnings growth rate. We intend to sell on any material deterioration in fundamentals, or in those cases where stock appreciation causes an extreme overvaluation.

 THE PORTFOLIO MANAGERS

 Team managed by the investment manager for the Fund, Salomon Brothers Asset Management Inc. Each member of the team is a sector manager responsible for stock selection in one or more industries.


[LOGO] Salomon Brothers Small Cap Growth Fund

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Fund's Class A shares, without sales charges, returned negative 32.90%. In comparison, the Russell 2000 Growth Index, returned negative 30.26% for the same period.

PORTFOLIO MANAGER MARKET OVERVIEW

Despite strong fourth quarter performance, most major U.S. equity market indices finished in the red for the third year in a row. The Russell 2000 Index/5/ declined 20.48%, the S&P 500 Index/6/ declined 22.09%, and the Nasdaq Composite Index/7/ fell 31.53%. Within the Russell 2000 Index, growth stocks/8/ dramatically underperformed value stocks:/9 /the benchmark Russell 2000 Growth Index fell 30.26% compared to 11.43% for the Russell 2000 Value Index/10/. To illustrate the magnitude of the bear market that we have experienced over the past three years, the Russell 2000 Index declined approximately 44% from the market's peak in March 2000 to its trough on October 9, 2002.

During the first half of the year, investor concerns on numerous fronts, particularly regarding corporate governance and accounting issues, weighed on the major market indices. New allegations of corporate fraud and insider trading shook the market further. As we moved into the second half of the year, corporate governance and accounting issues took a back seat to more fundamental concerns, including the strength of the economy and corporate earnings. The prospect of a potential war with Iraq also adversely affected investor sentiment.

For the full year, technology and telecommunications stocks led the market's drop yet again, accounting for approximately one-half of the Russell 2000

--------
 1The Fund invests in companies with small market capitalizations, which may be more volatile and entail more risk than large capitalization stocks.
 2The Russell 2000 Growth Index measures the performance of those Russell 2000
  Index companies with higher price-to-book ratios and higher forecasting growth values. (A price-to-book ratio is the price of the stock compared to the difference between the company's assets and liabilities). Please note that an investor cannot invest directly in an index.
 3Bottom-up investing is a search for above-average performance of individual stocks before considering the impact of economic trends.
 4The price-to-earnings (P/E) ratio is a stock's price divided by its earnings per share.
 5The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
 6The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
 7The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
 8Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries. Growth stocks generally provide an opportunity for more capital appreciation than fixed income investments but are subject to greater market fluctuations.
 9Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.
10The Russell 2000 Value Index measures the performance of those Russell 2000
  Index companies with lower price-to-book ratios and lower forecasting growth values. (A price-to-book ratio is the price of the stock compared to the difference between the company's assets and liabilities). Please note that an investor cannot invest directly in an index.

[GRAPHIC]

Growth Index's decline. Although technology and telecommunications stocks rallied sharply in the fourth quarter, both sectors ended the year down more than 45%. Financials and real estate were the only two sectors of the Russell 2000 Growth Index that posted positive returns for the year.

PORTFOLIO MANAGER FUND OVERVIEW

The Fund declined 32.90%. The Fund's performance lagged behind the negative 29.72% average return of the funds that comprise its peer group, the Lipper small-cap growth fund category./11/ The Fund also underperformed the Russell 2000 Growth Index, which declined 30.26%.

The Fund's underperformance relative to its benchmark was primarily the result of our stock selection strategy in the basic industry sector. In particular, metal-based specialty chemicals producer OM Group, Inc. penalized performance substantially. The company announced in October that it was changing its accounting policy for inventories; it formerly had capitalized some expenses into inventories, increasing reported earnings. Similar accounting methods were disallowed at several other metals companies, including Barrick Gold Corp. and Newmont Mining Corp. We exited from the Fund's position in OM Group, Inc. immediately upon the disclosure of the accounting issue. Security selection in the healthcare sector also penalized performance, but that was spread across several different biotechnology stocks. In terms of its sector allocation strategy, the Fund benefited from its overweighted position in financials and underweighted position in technology.

Several technology companies were among the largest positive contributors to the Fund's performance, including ADTRAN, Inc., NetScreen Technologies, Inc., Entegris, Inc. and Lucent Technologies Inc. Evergreen Resources, Inc., an oil exploration and production company, also contributed favorably to performance.

In addition to OM Group, Inc., several detractors to Fund performance came from the healthcare sector, including Medarex, Inc., Ligand Pharmaceuticals Inc., QLT Inc. and DJ Orthopedics Inc. The Fund continues to hold each of these stocks, and we added to several of them on weakness earlier in the year.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

Given current interest rate levels and equity market valuations, we continue to have a positive outlook for the U.S. equity market. Although certain economic reports in December questioned the sustainability of the recovery, we continue to expect the economy to grow, albeit at a slower pace than envisioned previously. In addition, we are watching the consumer carefully. Consumers have sustained the economy so far in the recovery, and the question remains: "How much longer can they continue doing so?"

The resignations of Treasury Secretary O'Neill and presidential economic advisor Lawrence Lindsey suggest that the Bush administration is taking a



--------
11Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the twelve-month period ended December 31, 2002, calculated among 440 funds in the Lipper small-cap growth fund category with reinvestment of dividends and capital gains excluding sales charges.

more proactive approach to reviving the weak economy. We believe future possible stimulative measures proposed by the administration, coupled with the U.S. Federal Reserve Board's 50 basis point/12/ reduction of the federal funds rate ("fed funds rate")/13/ in early November, should help foster continued economic growth. However, near-term geopolitical events could lead to continued volatility in the equity markets.

The Fund remains broadly diversified across market sectors and currently has a market-neutral position relative to the benchmark in the technology sector, which is the largest sector within the benchmark. Within technology, we remain focused on companies with strong balance sheets and relatively predictable earnings streams. As a result of strong performance of the Fund's biotechnology holdings during the fourth quarter of 2002, the Fund ended the year with an overweighted position in the healthcare sector. In biotechnology, we continue to favor companies in late-stage product development. The Fund remains overweight in the financials sector, where our focus is on reinsurance and insurance brokerage stocks that we believe should benefit from an improving pricing cycle.

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 48 through 50 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.

--------
 12A basis point is one one-hundredth (1/100 or 0.01) of one percent.
 13The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

The following graph depicts the performance of the Small Cap Growth Fund versus the Russell 2000 Growth Index. It is important to note that the Small Cap
Growth Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.
 HISTORICAL PERFORMANCE (unaudited)
 SMALL CAP GROWTH FUND -- CLASS A, B, 2 and O SHARES
 Comparison of $10,000 Investment in the Fund with the Russell 2000 Growth Index

                                     [CHART]


                                                            Russell 2000
                 Class A    Class B    Class 2    Class O   Growth Index
               ----------  ---------  ---------  ---------  ------------
    7/1/98       $9,425     $10,000     $9,901    $10,000    $10,000
    12/98        10,924      11,550     11,446     11,600      9,599
    12/99        17,207      18,035     17,887     18,317     13,735
    12/00        19,629      20,423     20,246     20,946     10,655
    12/01        18,333      18,904     18,759     19,603      9,671
    12/31/02     12,301      12,390     12,512     13,172      8,160

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 Portfolio Highlights#

 Composition of portfolio as of
 December 31, 2002

                                    [CHART]

Common Stock             87%
Repurchase Agreement     13%
Rights                    0%***

 Top Holdings

 Applera Corp. -- Celera Genomics
 Group
----------------------------------
 PartnerRe Ltd.
----------------------------------
 Inhale Therapeutic Systems, Inc.
----------------------------------
 3Com Corp.
----------------------------------
 QLT Inc.
----------------------------------
 SEACOR SMIT Inc.
----------------------------------
 Arthur J. Gallagher & Co.
----------------------------------
 Brown & Brown, Inc.
----------------------------------
 Respironics, Inc.
----------------------------------
 Celgene Corp.
----------------------------------
Portfolio holdings may vary.

 SMALL CAP GROWTH FUND
 Average Annual Total Returns for the Period Ended December 31, 2002+
 (unaudited)



Class A Shares               Without Sales Charges       With Sales Charges*
--------------------------------------------------------------------------------
Since Inception (7/1/98)              6.10%                      4.71%
3 year                              (10.58)%                   (12.33)%
1 year                              (32.90)%                   (36.75)%
--------------------------------------------------------------------------------

Class B Shares
--------------------------------------------------------------------------------
Since Inception (7/1/98)              5.19%                      4.88%
3 year                              (11.36)%                   (12.00)%
1 year                              (33.56)%                   (36.88)%
--------------------------------------------------------------------------------

Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (7/1/98)              5.34%                      5.10%
3 year                              (11.23)%                   (11.52)%
1 year                              (33.30)%                   (34.63)%
--------------------------------------------------------------------------------

Class O Shares
--------------------------------------------------------------------------------
Since Inception (7/1/98)              6.31%                      6.31%
3 year                              (10.41)%                   (10.41)%
1 year                              (32.80)%                   (32.80)%
--------------------------------------------------------------------------------

                        See page 43 for all footnotes.

[GRAPHIC]



INVESTMENT OBJECTIVE AND STRATEGY

The Capital Fund ("Fund") seeks capital appreciation through investment in securities which the manager believes have above-average capital appreciation potential. The Fund invests primarily in stocks of U.S. companies. These may be small-capitalization companies but they typically range in size from medium-sized companies to established large-cap companies. The Fund evaluates companies of all sizes but emphasizes those with market capitalizations above $1 billion. Please note that investments in small- and medium-capitalization companies may induce a higher degree of risk and volatility than investments in large more established companies.


S A L O M O N   B R O T H E R S

Capital Fund

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Fund's Class A shares returned negative 24.64%, without sales charges. In comparison, the Russell 3000 Index/1/ and the S&P 500 Index/2/ returned negative 21.54% and negative 22.09%, respectively, for the same period.

INVESTMENT STRATEGY

The Fund employs a broad market strategy in which we attempt to find the best opportunities across the market, wherever they may be. It is an "all cap" or "multicap" strategy in that we invest in companies of various sizes. Our strategy can also be characterized as a "style neutral" or "blend" portfolio in that we purchase both growth/3/ and value stocks./4/ In fact, one of our primary goals is to find out-of-favor value stocks that we think may blossom into growth stocks. These may include some of the Fund's best performers, because we buy them when we believe they are inexpensive and hold them through the entire period of appreciation as the market recognizes their true potential.

During 2002, this flexibility led us to increase the Fund's holdings of out-of-favor growth stocks that we believed were trading at value prices. In fact, during the second half of 2002, we added to many of the Fund's growth positions at prices that were lower than the net cash per share on the company's balance sheet. During the past 24 months, we also increased the average market capitalization of the Fund, as we have found more opportunities in larger stocks, and the lack of liquidity of the lowest end of the small-cap spectrum made trading in these stocks difficult.

--------
1 The Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Please note that an investor cannot invest directly in an index.
2 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
3 Growth investing focuses on the stocks of corporations that are exhibiting or are expected to exhibit faster-than-average growth within their industry.
4 Value investing consists of identifying securities of companies that are believed to be undervalued in the market.


 THE PORTFOLIO MANAGERS



 [PHOTO]    Ross S. Margolies,
            Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 20 years of investment industry experience in the equity, convertible and high yield markets. Mr. Margolies is primarily responsible for day-to-day Fund management.



 [PHOTO]    Robert M. Donahue, Jr.,
            Managing Director and Co-Portfolio Manager at Salomon Brothers Asset Management Inc,
 has 8 years of investment industry experience. Mr. Donahue assists in the day-to-day management of the Fund.

Another aspect of our investment style is our "bottom-up"/5/ stock picking strategy. We focus on understanding a company's business, its strategy, its competitive position and its industry. We also make judgments about whether management is credible and is the right team to lead the company. Our financial analysis focuses on the company's resources to meet its goals and the consistency of the numbers to determine their quality (for instance, are receivables growing much faster than sales? - a sign that current sales may overstate the long term trend), which we use as a framework for valuation and risk assessment. These and other factors drive our stock selection process. If we think that the risk and reward trade-off for a particular company's stock is favorable, we will generally invest. We have invested this way, and have described it this way in our shareholder letters, for years - like traditional clothes hanging in a closet, these "investment styles" have come back in style again and are fashionable. At some point, these values will once again not be the flavor of the moment; however, they are ours and we will continue to use them.

As portfolio managers, we have a role in addition to stock picking: we need to put all the individual security selections into a portfolio that meets the Fund's investment objective. We use tools such as diversification and position weighting to determine exactly how much of each security the Fund should own. For instance, our most favored stocks generally get high weightings of as much as 3% to 5%. This strategy, known as high position concentration, can generate above-market return potential if executed properly./6/ At the same time, we always factor in excess risk. A stock that we believe is a good idea, but that has a very high-risk profile, tends to get a lower weighting in normal times, such as 1% to 2% of the Fund, in order to diversify and dampen portfolio volatility. We have recently increased some of these positions to the 3% range and higher, holding them while they appreciate in price. This is due to the attractiveness of these stocks and our perception that the number of individual attractive opportunities in the market is lower than in previous years. This may lead to higher-near term volatility for the Fund, a factor that we will take into consideration when we determine whether it is time to reduce the size of some of the larger positions.

PORTFOLIO MANAGER MARKET OVERVIEW AND OUTLOOK

The market environment remained difficult for longer than we expected, particularly during the second half of 2002, as the economic outlook remained uncertain. We believe that a combination of overcapacity, a strong dollar and weak demand growth has led to a deflationary economic environment that continues to pressure profits. While the inflation-adjusted "real" economic numbers paint a picture of moderate recovery, we are focused more on the actual "nominal" numbers that reflect the actual dollars generated. Nominal growth, which is the currency of corporate earnings, remains sluggish because of limited pricing power in most parts of the economy. Going forward, it will be important that the U.S. government's fiscal and monetary policies gain traction if the stock market is to have materially better prospects.

--------
5 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.
6 Of course, investors can also lose money in the Fund if our judgment about the attractiveness, relative value or potential appreciation of a particular sector or security proves to be incorrect.

In addition, higher than normal risk factors are affecting U.S. consumer and market confidence. The risk of war in Iraq, a confrontational U.S./North Korea relationship, the threat of terrorism and the continued unwinding of the recent U.S. stock market bubble leave the economy and financial markets in a vulnerable position. On the positive side, the severe credit crunch that negatively affected the U.S. economy in the second half of 2002 seems to be abating as major corporations have liquefied their balance sheets. We believe that many of these companies, particularly in the wireline telecommunications sector, will now have the flexibility to stop cutting capital investment and may start increasing investment on a slow, targeted basis sometime in 2003. This view is generally not shared by others in the market and, if it comes to pass, it could lead to significant appreciation in stocks of infrastructure suppliers to the telecommunications industry. However, we do not expect a robust capital investment environment to develop in 2003; our outlook calls for the absence of a negative influence, not necessarily the development of a significantly positive one.

PORTFOLIO MANAGER FUND OVERVIEW AND OUTLOOK

During the eight years in which the current portfolio management strategy has been in effect, 2002 stands out as the only year of negative returns despite a bear market that began in 2000. Please note that only Class O shares were available during this time period and Class O shares are only available to existing Class O shareholders. The Fund underperformed both on an absolute basis (down 24.64%) and relative to its Russell 3000 benchmark (which declined 21.54%). A closer look at the results reveals that the Fund performed well during the first five months of the year. Then, for a little over 4 months, the Fund fared extremely poorly. Finally, during the last 12 weeks of the year, the Fund performed extremely well, recovering a portion of its absolute losses and most of its losses relative to the market.

What went wrong towards the middle of the year? When we analyze the portfolio to determine where we did well and where we did poorly, a few things stand out. During the summer, our security selection, which is usually the primary generator of the Fund's outperformance, was very poor. Our sector allocation decisions, which generally are a minor negative contributor, provided a positive contribution. The Fund's riskier stocks, which we would have expected to decline somewhat had we known that the market was going to decline sharply, dropped to levels that were not only well below historical norms, but were below the net cash per share on the companies' balance sheets. In effect, the market was saying the rest of the company had negative value!

However, the riskier stocks were generally smaller positions. The normally lower risk stocks -- companies such as supermarkets, regional phone companies and financially strong insurance companies -- were the larger positions. During the middle of the year, these larger positions declined precipitously as well, severely affecting the Fund's performance.

It is of little consolation that this effect influenced many other investors across different markets and strategies during the same period. It explains what happened and why -- the Fund lost money as the market changed the way it viewed stocks in a way that we did not anticipate. For a few long months, investment strategies that consistently made money in the past lost money in 2002. However, we believe that these strategies will continue to make money over the long term, so we intend to stick with them.

On the other hand, we plan to formalize a change to our strategy of maintaining cash between 0% and 10% of the Fund's assets. Under 2002's volatile market conditions, it was more difficult to maintain the consistent investment levels that we had achieved in the past. As a result, cash fluctuated widely during the year, ranging from a high of about 16% to a low in the negative single-digits. When cash levels are negative, the fund is leveraged. Negative cash levels occurred twice during 2002. Going forward, we expect the Fund's cash position to fluctuate in a range between -10% and 20%. We believe that this incremental flexibility, which is allowed in the Fund's prospectus but has not been used until recently, will help us make better investment decisions.

From a portfolio positioning point of view, we believe that the most significant development is that we have continued to own more aggressive, growth-oriented stocks than we have in the past. The Fund has a particularly large overweighted position in the telecommunications equipment sector, as we believe that these stocks are depressed by current market expectations that there is no foreseeable end to the currently weak spending environment. Other notable concentrations are in insurance-related stocks, cable and telecommunications-related stocks and distressed convertible preferred securities, particularly of telecommunication equipment companies. The Fund is generally underweighted in deep cyclicals and credit sensitive financials. Finally, we have maintained a relatively large cash reserve in order to add positions as opportunities arise or valuations become more attractive.

The following table shows the Fund's sector weightings (based on our internal sector classifications) and cash balances of the Fund as of December 31, 2002, June 30, 2002, and December 31, 2001 for comparison purposes. The second table shows those same weightings for the benchmark Russell 3000 Index.

           Sector Weightings: Capital Fund
                                           12/31/02 6/30/02 12/31/01
                                           -------- ------- --------
           Basic Materials                   3.6%     5.9%    5.9%
           Capital Goods                     1.5%     0.0%    1.5%
           Communication Services           12.5%    12.7%   10.6%
           Consumer Cyclicals                7.3%    10.3%    7.2%
           Consumer Staples                  9.5%    11.3%   16.7%
           Energy                            6.5%     2.7%    3.3%
           Financials                       14.5%    19.3%   15.6%
           Healthcare                        9.4%    15.7%   14.6%
           REITs                             0.0%     0.0%    0.0%
           Technology                       22.6%    18.5%   10.7%
           Transportation                    0.0%     0.0%    0.0%
           Utilities                         0.0%     0.0%    0.0%
           Cash and Other                   12.6%     3.6%   13.9%

           Sector Weightings: Russell 3000
                                           12/31/02 6/30/02 12/31/01
                                           -------- ------- --------
           Basic Materials                   3.1%     3.3%    3.1%
           Capital Goods                     8.0%     8.2%    7.6%
           Communication Services            3.8%     3.7%    9.5%
           Consumer Cyclicals                9.9%    10.8%   10.4%
           Consumer Staples                 13.7%    13.3%    7.3%
           Energy                            5.7%     5.9%    5.2%
           Financials                       20.1%    20.0%   17.9%
           Healthcare                       14.4%    13.4%   15.3%
           REITs                             1.5%     1.4%    1.2%
           Technology                       15.2%    15.2%   18.2%
           Transportation                    1.4%     1.4%    1.0%
           Utilities                         3.2%     3.4%    3.3%
           Cash and Other                    0.0%     0.0%    0.0%

Looking forward, we intend to continue to apply the Fund's investment strategy consistently. It is our philosophy that growth in recurring sales, cash flow and earnings drive stock prices higher over time. Our approach is to invest in companies that have these characteristics. If we are successful at finding these companies, we believe that the Fund can generate consistent returns regardless of the investment fad of the moment. Of course, there are no guarantees that this will occur.

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 51 through 54 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.

    HISTORICAL PERFORMANCE (unaudited)
    CAPITAL FUND -- CLASS A, B and 2 SHARES
    Comparison of $10,000 Investment in the Fund with Russell 3000 Index
                                    [CHART]

           Class A  Class B  Class 2  Russell 3000 Index
           -------  -------  -------  ------------------
11/1/96    $ 9,425  $10,000  $ 9,901       $10,000
12/96       10,154   10,763   10,661        10,576
12/97       12,837   13,519   13,390        13,938
12/98       15,877   16,573   16,415        17,303
12/99       19,546   20,257   20,051        20,919
12/00       23,246   23,916   23,667        19,359
12/01       23,618   24,106   23,865        17,140
12/31/02    17,799   18,023   17,835        15,325
    Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge. HISTORICAL PERFORMANCE (unaudited)
    CAPITAL FUND -- CLASS O SHARES
    Comparison of $10,000 Investment in the Fund with Russell 3000 Index
                                    [CHART]

             Class O   Russell 3000 Index
             -------   ------------------
12/92        $10,000         $10,000
12/93         11,717          11,087
12/94         10,058          11,107
12/95         13,566          15,195
12/96         18,089          18,511
12/97         22,929          24,396
12/98         28,394          30,285
12/99         35,050          36,614
12/00         41,779          33,883
12/01         42,615          30,000
12/02         32,275          26,823

    Past performance is not predictive of future performance.
The graphs above depict the performance of the Capital Fund versus the Russell 3000 Index. It is important to note that the Capital Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparisons are shown for illustrative purposes only. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 Portfolio Highlights#

 Composition of portfolio as of December 31, 2002

--------------------------------------------------------------------------------
                   [CHART]

 Common Stock                         73%
 Convertible Securities                8%
 Corporate Bonds                       5%
 Repurchase Agreement                 13%
 Debtor-in-Possession Agreement        1%
 Options                               0%***

 Top Stock Holdings

 Safeway Inc.
------------------------------------
 American International Group, Inc.
------------------------------------
 Costco Wholesale Corp.
------------------------------------
 The News Corp. Ltd. ADR
------------------------------------
 CIENA Corp.
------------------------------------
 Comverse Technology, Inc.
------------------------------------
 3Com Corp.
------------------------------------
 Merrill Lynch & Co., Inc.
------------------------------------
 Federated Department Stores, Inc.
------------------------------------
 XL Capital Ltd., Class A Shares
------------------------------------
Portfolio holdings may vary.

 CAPITAL FUND
 Average Annual Total Returns for the Period Ended December 31, 2002+
 (unaudited)

      Class A Shares            Without Sales Charges With Sales Charges*
      -------------------------------------------------------------------
      Since Inception (11/1/96)         10.86%               9.80%
      5 year                             6.76%               5.50%
      3 year                            (3.07)%             (4.96)%
      1 year                           (24.64)%            (28.97)%
      -------------------------------------------------------------------

      Class B Shares
      -------------------------------------------------------------------
      Since Inception (11/1/96)         10.03%              10.03%
      5 year                             5.92%               5.64%
      3 year                            (3.82)%             (4.62)%
      1 year                           (25.24)%            (28.97)%
      -------------------------------------------------------------------

      Class 2 Shares
      -------------------------------------------------------------------
      Since Inception (11/1/96)         10.02%               9.84%
      5 year                             5.90%               5.69%
      3 year                            (3.83)%             (4.15)%
      1 year                           (25.27)%            (26.76)%
      -------------------------------------------------------------------

      Class O Shares
      -------------------------------------------------------------------
      10 year                           12.43%              12.43%
      5 year                             7.08%               7.08%
      3 year                            (2.71)%             (2.71)%
      1 year                           (24.26)%            (24.26)%
      -------------------------------------------------------------------

      Class Y Shares
      -------------------------------------------------------------------
      Since Inception (1/31/01)        (15.78)%            (15.78)%
      1 year                           (24.27)%            (24.27)%
      -------------------------------------------------------------------
                        See page 43 for all footnotes.

[GRAPHIC]




INVESTMENT OBJECTIVE AND STRATEGY

The primary objective of the All Cap Value Fund ("Fund") is to seek long-term growth of capital. Current income is a secondary objective. The Fund invests primarily in common stocks and common stock equivalents, such as preferred stocks in securities convertible into common stocks, of companies the manager believes are undervalued in the marketplace. While the manager selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The Fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities.

 THE PORTFOLIO MANAGERS

 The Fund is managed by an experienced team of managers.

  [GRAPHIC]
  Salomon Brothers
  All Cap Value Fund

PERFORMANCE UPDATE

For the period between their inception on January 25, 2002 and December 31, 2002, the Fund's Class A shares returned negative 27.93%, without sales charges. In comparison, the Russell 3000 Index/1/ returned negative 20.65% for the same period.

In early 2000, we advised clients to adopt a "technology free diet" and, in early 2002, we believed that -- with the NASDAQ Composite Index/2/ well below 2,000 compared to a high approaching 5,100 several years earlier -- the sector was once again attractive. Although we believe technology stocks will do well over the next few years, we were premature in buying them in 2002. However, we believe the Fund is well positioned for the better market we envision in 2003.

PORTFOLIO MANAGER MARKET OVERVIEW

It is clear that the terrorist attacks of September 11, 2001 had a more lasting impact on business prospects in 2002 than many analysts originally thought. In addition, the final stages of the previous bull market included more than just excessive enthusiasm for common stocks and inflated valuations. A host of corporate governance issues developed within the business culture of the late 1990s that carried significant risk for investors. Accounting and other techniques were used to make companies' earnings look better than they were. Unfortunately, a few companies actually crossed the line into outright fraud. In early 2002, we already knew about Enron's troubles, and it was thought that this might be the only major "bad actor" in corporate America. However, with the Worldcom revelations in late June 2002, it became clear that there were other problems as well. As a result, valuations on Wall Street fell sharply, and there were few places to hide in the equity markets during the summer of 2002. (Please note that the Fund held neither Enron nor WorldCom in 2002.)


--------
1 Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Please note that an investor cannot invest directly in an index.
2 The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

                                    [CHART]

                            Stock and Bond Funds Flow

Compounding these difficulties were substantial cash flows out of equity mutual funds. Instead, bond funds became the primary focus for many investors. In addition, risk-averse investors built up their holdings in money market funds. Although short-term interest rates approached 1%, a figure not seen in more than 40 years, money market fund assets as a percentage of the Wilshire 5000 Total Market Index ("Wilshire 5000 Index")/3/, a very broad measure of the value of common stocks in the United States, reached 27%. In comparison, when short-term interest rates reached 20% about 20 years ago, money market fund assets comprised approximately 23% of the Wilshire 5000 Index.

                                    [CHART]

                    Money Market Fund Assets / Wilshire 5000 Index
--------
3 The Wilshire 5000 Index is the broadest stock market indicator covering the performance of the entire U.S. equity market, which consists of over 7,000 U.S. headquartered equity securities individually weighted by market capitalization. Please note that an investor cannot invest directly in an index.

PORTFOLIO MANAGER FUND OVERVIEW

Since the spring of 2002, economically sensitive companies have performed worse than consumer stocks. Industrials, technology companies, some consumer discretionary businesses and selected healthcare companies have fallen substantially more than the overall market. We believe that consumer stocks held up well in 2002 because of lower interest rates and the benefits of a record volume of mortgage refinancings, which put additional cash in consumers' pockets. Going forward, we believe that interest rates are probably near their lows for the next ten years, and consumer stocks may not benefit from additional rate reductions. In our opinion, economically sensitive stocks should do much better on a relative and absolute basis over the next few years.

Although we believe that this investment strategy is the correct one for the next 3 to 5 years, it probably penalized the Fund's results in 2002. Stocks that we regarded as attractive became even more reasonably priced, especially during the second quarter. After generally avoiding technology stocks since early 2000, in 2002 we determined that many technology stocks had reached price levels that, in our opinion, made them attractive once again.

Accordingly, we began to add to our technology holdings in 2002. We initiated or added to positions in Intel Corp., Agilent Technologies, Inc., Solectron Corp., 3Com Corp., Unisys Corp., Nokia Oyj, LSI Logic Corp., Motorola, Inc., Taiwan Semiconductor Manufacturing Co. Ltd. and Lattice Semiconductor Corp. Many of these companies are so-called growth stocks,/4/ but their fall in price brought them into value-stock/5/ territory.

Other significant purchases during the year included Nippon Telegraph & Telephone Corp., which we believe to be one of the cheapest telephone companies in the world, Honeywell International Inc., Hasbro Inc., Comcast Corp., Metro Goldwyn Mayer Inc., Abbott Laboratories, Cablevision Systems-NY Group, AOL Time Warner Inc., The St. Paul Cos., Inc., Pfizer Inc., Eastman Kodak Co., Raytheon Co., Cabot Corp., Vulcan Materials Co. and SBC Communications Inc.

Significant sales or reductions during the year included Georgia-Pacific Corp., Golden State Bancshares, Countrywide Credit, El Paso Corp., Varco International Inc., Continental Oil and Agere Systems Inc.

PORTFOLIO MANAGER OUTLOOK

We expect an improving stock market in 2003 to be driven by the monetary stimuli already in place as well as new fiscal initiatives. In a November 21, 2002, speech titled Deflation--Making Sure It Doesn't Happen Here; Federal Reserve Board Governor Ben Bernanke outlined steps the U.S. Federal Reserve Board ("Fed") could take to counter deflationary forces, if interest rates were effectively at zero. It is apparent that the Bush Administration and the Fed are committed to getting the economy moving again, and they appear willing to employ extraordinary means to accomplish this goal.
--------
4 Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries. Growth stocks generally provide an opportunity for more capital appreciation than fixed income investments but are subject to greater market fluctuations and risks.
5 Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.

Whether the U.S. moves into Iraq or not, we believe that the next step for oil prices is $20/barrel. For much of 2002, oil prices ranged between $28 and $30/barrel. If circumstances develop as we expect, lower oil prices may have the same effect on the world economy as a large tax reduction, especially within developing nations that are relatively dependent on oil. Currently, the prices of leading oil stocks appear to reflect prices of approximately $20/barrel.

A difficult market for U.S. Treasury bonds may develop in 2003 if, as we expect, interest rates move higher. Corporate and lower quality bonds may fare relatively well if reduced yield differences relative to U.S. Treasury securities, known as "spreads," offset rising interest rates. We believe that, with Treasury yields likely to move 75 to 100 basis points higher, so too should mortgage rates, which generally are linked to the yield of the 10-year Treasury bond. As a result, the housing market may be less robust in 2003 than in recent years. If our forecast is correct, money should begin to flow toward stocks and away from real estate and high-quality, fixed-income securities.

When severe bear markets end, several things typically occur. First, new market leadership emerges as an improving stock market differs in important ways from the previous bull-market cycle. Second, the market's improved performance is usually restrained relative to long-term norms. There is, however, one important exception: The initial advance coming out of a severe bear market is often quite substantial. After reaching a bottom after the 1973 to 1974 bear market, the S&P 500 Index/6 /advanced 46% between December 6, 1974 and June 30, 1975. From there until early 1980, the market's annual gains averaged just 6.5%. Until now, the 1973 to 1974 market slump represented the "gold standard" for bear markets. However, we now believe the 2000-2002 bear market was worse in severity and duration.

We would not be surprised to see the market advance 25% sometime in 2003, which would represent sub-par performance in a historical context. When the initial market thrust is completed, we suspect that the market's average annual rise may be measured in the high single digits over the next few years.

--------
6 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

It is interesting to note that the Commodity Research Bureau Index ("CRB")/7/ and gold futures appear to be breaking 22-year downtrends. In addition, we believe that our 100-year "houses vs. stocks" chart currently shows a buy signal for houses. These data suggest that the U.S. dollar may weaken, interest rates may rise over the next few years and inflation may pick up in 2004-2005. If inflationary pressures affect producer prices, market sectors that stand to benefit include basic materials, machinery and other hard-assets industries that limited their capital expenditures over the last decade.

                                    [CHART]

                              Stock vs. Real Estate

As stated earlier, we believe that economically sensitive stocks may perform especially well in 2003. If legislation to mitigate the double taxation of dividends passes, companies providing secure yields above 3% may also represent an attractive segment of the stock market.

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 55 through 57 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.

--------
7 CRB is an index that measures the overall direction of commodity sectors. The
  Index was designed to isolate and reveal the directional movement of prices in overall commodity trades. Please note that an investor cannot invest directly in an index

The following graph depicts the performance of the All Cap Value Fund versus the Russell 3000 Index. It is important to note that the All Cap Value Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.
 HISTORICAL PERFORMANCE (unaudited)
 ALL CAP VALUE FUND -- CLASS O SHARES
 Comparison of $10,000 Investment in the Fund with Russell 3000 Index
                                    [CHART]

              Class O    Russell 3000 Index
              -------    ------------------
    10/15/01  $10,000          $10,000
    12/01      10,896           10,647
    3/02       10,736           10,750
    6/02        8,982            9,343
    9/02        7,019            7,733
    12/31/02    7,684            8,353


Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 Portfolio Highlights#

 Composition of portfolio as of
 December 31, 2002

                                    [CHART]

Common Stock                     98%
Repurchase Agreement              2%


 Top Stock Holdings

 Ambac Financial Group, Inc.
-----------------------------
 American Express Co.
-----------------------------
 Allstate Corp.
-----------------------------
 Pharmacia Corp.
-----------------------------
 The Walt Disney Co.
-----------------------------
 Alcoa Inc.
-----------------------------
 Carnival Corp.
-----------------------------
 Waste Management, Inc.
-----------------------------
 Engelhard Corp.
-----------------------------
 The St. Paul Cos., Inc.
-----------------------------
Portfolio holdings may vary.

 All CAP VALUE FUND
 Average Annual Total Returns for the Period Ended December 31, 2002+
 (unaudited)

      Class A Shares             Without Sales Charges With Sales Charges*
      --------------------------------------------------------------------
      Since Inception (1/25/02)        (27.93)%++           (32.07)%++
      --------------------------------------------------------------------

      Class B Shares
      --------------------------------------------------------------------
      Since Inception (11/8/01)        (23.37)%             (26.06)%
      1 year                           (30.18)%             (33.67)%
      --------------------------------------------------------------------

      Class 2 Shares
      --------------------------------------------------------------------
      Since Inception (1/17/02)        (27.86)%++           (29.28)%++
      --------------------------------------------------------------------

      Class O Shares
      --------------------------------------------------------------------
      Since Inception (10/15/01)       (19.55)%             (19.55)%
      1 year                           (29.48)%             (29.48)%
      --------------------------------------------------------------------
                        See page 43 for all footnotes.

[GRAPHIC]



INVESTMENT OBJECTIVE AND STRATEGY
The Large Cap Growth Fund ("Fund") seeks long-term growth of capital by investing in equity securities of U.S. large cap issuers. Under normal circumstances, the Fund invests at least 80% of its assets in these securities and related investments. The Fund considers large cap issuers to be issuers that, at the time of purchase, have market capitalizations within the top 1,000 stocks of publicly traded companies listed in the United States equity market.

 THE PORTFOLIO MANAGER

 The Fund is managed by Salomon Brothers Asset Management Inc ("SBAM"), and subadvised by Citi Fund Management Inc. under SBAM's supervision.

                                    [GRAPHIC]

                    Salomon Brothers
Large Cap Growth Fund

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Fund's Class A shares returned negative 25.43%, without sales charges. In comparison, the S&P 500 Index/1/ returned negative 22.09% for the same period.

PORTFOLIO MANAGER MARKET OVERVIEW

2002 was marked by great volatility for the U.S. economy and the stock market. The macroeconomic environment during the period was dominated by geopolitical risks, corporate scandals, declining consumer confidence, and concerns about the general strength of the global economy. Growth stocks/2/, which during the past few years have consistently underperformed value stocks/3/, narrowed the gap somewhat over the last six months and finished the year modestly trailing value stocks. However, we believe that, by historical standards, the value/growth relative performance gap has been extreme since 2000. In our opinion, there is mounting evidence that the global economy is slowly emerging from a difficult 24-month period that created substantial profit pressure for U.S. growth companies. We believe that this evidence is highlighted by the past several quarters of moderate U.S. Gross Domestic Product ("GDP")/4/ growth.

PORTFOLIO MANAGER FUND OVERVIEW

During 2002, we reduced the Fund's exposure to relatively defensive areas, such as the consumer non-cyclical and pharmaceutical sectors, where we believed valuations did not appear to adequately reflect the reality of slow secular growth potential arising from greater competitive pressures and less new product innovation (e.g., Merck & Co., Inc., Eli Lilly & Co., The Coca-Cola Co.). After benefiting from relatively light exposure to cyclical technology companies compared to our benchmark during 2001, in 2002 we selectively added to some semi-conductor and computer software companies (e.g., Linear Technologies Corp., Network Appliance, Inc.) as valuations became more attractive and growth expectations became more achievable, in our opinion. In addition, we added to existing holdings in the consumer cyclical, financial, and consumer services sectors to position the Fund for what we believe will be a gradual improvement in economic growth prospects. The Fund's top five holdings as of December 31, 2002, were Microsoft Corp., General Electric Co., Pfizer Inc., Wal-Mart Stores, Inc. and Johnson & Johnson.

--------
1 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
2 Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.
3 Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.
4 GDP is the market value of the goods and services produced by labor and property in a given country.

Throughout 2002, the greatest positive contributor to the Fund's relative performance was sector selection; specifically, the Fund's relative position in the finance and telecommunication services sectors. In addition, we believe that our stock selection strategies in the healthcare and consumer discretionary sectors also positively contributed to the Fund's performance compared to its benchmark.

Although the 2002 environment was a difficult one, we endeavored to stick to our long-term investment philosophy: buying the highest quality growth companies we could find that have long track records of superior financial performance. Unfortunately, our disciplined process kept the Fund away from some of the more stable, slow-growth companies that performed relatively well, including a number of consumer staples stocks. While it owned strong relative performers such as The Coca-Cola Co., Anheuser-Busch Cos., Inc. and Philip Morris Cos., Inc., the Fund did not hold as many individual companies as are in the benchmark, because we felt those companies did not have superior sustainable growth potential over the long run.

We believe that our process should serve the Fund well when markets stabilize and corporate profits resume their growth in line with an improving global economy.

PORTFOLIO MANAGER MARKET OUTLOOK

In our opinion, the economy rebounded modestly in 2002 following six quarters of sub-par economic growth. However, we believe that the recovery thus far has been relatively muted by historical standards. For the full year 2002, we expect final GDP growth will likely be in the 2.5% to 3.0% range. In 2003, we expect growth to be somewhat stronger than it was in 2002, as the primary source of growth appears to be shifting from the consumer sector to a better balanced mix of business investment and consumer spending. The events of the past several quarters -- corporate scandals, renewed weakness in manufacturing and the escalation of tensions in Iraq -- have sharply slowed the economic recovery and delayed U.S. Federal Reserve Board ("Fed") tightening. The Fed responded aggressively to the economic stresses of the last couple of years by sharply reducing key short-term interest rates. At this level, we believe that monetary policy should be accommodative enough to support a recovery, and that the Fed has shown a willingness to fight any further deterioration of economic growth aggressively. In our opinion, low inflation and an economic recovery that is too slow to create a significant number of new jobs gives the Fed the latitude necessary to keep monetary policy in its current, highly accommodative stance well into 2003.

We also believe that recently difficult labor market conditions may negatively affect consumer income fundamentals in 2003. We currently expect consumer spending and income to continue to grow. However, we expect consumer spending to grow at a slower pace of approximately 1.5% to 2% over the next several quarters as the tax cuts, mortgage refinancing and zero-percent auto financing that previously benefited the consumer are having less of an impact.

On the corporate side, we believe that income fundamentals may improve, because corporate restructuring has enhanced profitability. Cost cutting has resulted in large productivity gains and is largely responsible for the improved earnings environment. Improved corporate profits ultimately should provide the foundation for rising employment and increased business investment.

In addition, we believe that inflation will remain contained into 2003, as competitive pressures in the early stages of an economic recovery are likely to keep pricing pressures muted. It is still too early to determine the final outcome of proposed fiscal stimulus programs, although early indications show that the proposals, if enacted, could be positive for economic growth and, potentially, the equity markets.

PORTFOLIO MANAGER FUND OUTLOOK

Our core philosophy has always maintained that the strongest business franchises -- those with long-term records of consistent growth -- ultimately deliver superior investment performance and usually lead both their industries and the economy out of difficult periods. These stocks continue to make up the lion's share of the Fund's portfolio, and we will continue to be opportunistic in taking advantage of the current environment to increase exposure to the best growth companies we can find at the most attractive prices.

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 58 and 59 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.

    HISTORICAL PERFORMANCE (unaudited)
    LARGE CAP GROWTH FUND -- CLASS A, B, and 2 SHARES
    Comparison of $10,000 investment in the Fund with S&P 500 Index
                                    [CHART]

          Class A  Class B  Class 2  S&P 500 Index
          -------  -------  -------  -------------
10/25/99  $ 9,425  $10,000  $ 9,901     $10,000
12/99      10,537   11,170   11,050      11,385
12/00       8,852    9,312    9,229      10,349
12/01       7,765    8,109    8,039       9,119
12/31/02    5,791    5,874    5,945       7,104

    Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge. HISTORICAL PERFORMANCE (unaudited)
    LARGE CAP GROWTH FUND -- CLASS O SHARES
    Comparison of $10,000 investment in the Fund with S&P 500 Index
                                    [CHART]

          Class O  S&P 500 Index
          -------  -------------
10/26/99  $10,000     $10,000
12/99      11,180      11,489
12/00       9,422      10,443
12/01       8,189       9,203
12/31/02    6,114       7,169

    Past performance is not predictive of future performance.
The graphs above depict the performance of the Large Cap Growth Fund versus the S&P 500 Index. It is important to note that the Large Cap Growth Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparisons are shown for illustrative purposes only. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 Portfolio Highlights#

 Composition of portfolio as of December 31, 2002

                   [CHART]



Common Stock                         99%
Repurchase Agreement                  1%



 Top Holdings

 Microsoft Corp.
---------------------------------
 General Electric Co.
---------------------------------
 Pfizer Inc.
---------------------------------
 Wal-Mart Stores, Inc.
---------------------------------
 Johnson & Johnson
---------------------------------
 The Coca-Cola Co.
---------------------------------
 International Business Machines
 Corp.
---------------------------------
 The Procter & Gamble Co.
---------------------------------
 Merck & Co., Inc.
---------------------------------
 Fannie Mae
---------------------------------
Portfolio holdings may vary.

 LARGE CAP GROWTH FUND
 Average Annual Total Returns for the Period Ended December 31, 2002+
 (unaudited)

Class A Shares             Without Sales Charges With Sales Charges*
--------------------------------------------------------------------
Since Inception (10/25/99)       (14.19)%             (15.77)%
3 year                           (18.09)%             (19.69)%
1 year                           (25.43)%             (29.70)%
--------------------------------------------------------------------

Class B Shares
--------------------------------------------------------------------
Since Inception (10/25/99)       (14.85)%             (15.39)%
3 year                           (18.74)%             (19.56)%
1 year                           (26.08)%             (29.78)%
--------------------------------------------------------------------

Class 2 Shares
--------------------------------------------------------------------
Since Inception (10/25/99)       (14.81)%             (15.07)%
3 year                           (18.67)%             (18.93)%
1 year                           (26.05)%             (27.50)%
--------------------------------------------------------------------

Class O Shares
--------------------------------------------------------------------
Since Inception (10/26/99)       (14.33)%             (14.33)%
3 year                           (18.22)%             (18.22)%
1 year                           (25.34)%             (25.34)%
--------------------------------------------------------------------
                        See page 43 for all footnotes.

 [GRAPHIC]



INVESTMENT OBJECTIVE AND STRATEGY

The Large Cap Core Equity Fund ("Fund") seeks a reasonable growth and income by investing in a portfolio consisting principally of U. S. equity securities, including convertible and preferred securities, that provide dividend or interest income. However, it may also invest in non-income producing investments for potential appreciation in value. The Fund will invest, under normal circumstances, at least 80% of its assets in U.S. stocks with large market capitalizations and in related investments. Subject to this 80% policy, the Fund may also invest in fixed-income securities of any credit quality and may include below investment grade securities (commonly known as "junk bonds").

The manager emphasizes individual security selection while spreading the Fund's investments among industries and sectors for broad market exposure. The manager seeks to construct an investment portfolio whose weighted average market capitalization is similar to the S&P 500 Index./1/ In selecting securities, the manager uses a style commonly known as "growth at a reasonable price." The manager uses fundamental analysis to identify high-quality companies and then considers whether the stocks are relatively over- or under-valued. The manager also looks for a catalyst for stock price appreciation, such as good management, positive changes in strategy or improvement in the company's competitive position. The manager favors companies with above-average dividend yields.

 THE PORTFOLIO MANAGER


 The Fund is managed by Michael A. Kagan.

[LOGO] Large Cap Core Equity Fund

PORTFOLIO UPDATE

For the year ended December 31, 2002, the Fund's Class O shares returned negative 22.25%, without sales charges. In comparison, the S&P 500 Index, the Fund's benchmark, returned negative 22.09% for the same period.

PORTFOLIO MANAGER MARKET OVERVIEW

In our opinion, the stock market was terrible during 2002. Returns for the third quarter of 2002 were the worst since 1987, and the fall from the market's peak in March 2000 to its trough in October 2002 represented the worst decline since the Great Depression.

Dramatic moves in the market usually reflect inflections points in major economic variables. What do the awful returns of the past three years tell us? We do not believe that they forecast dire economic conditions. The early, aggressive response by the U.S. Federal Reserve Board ("Fed") and the resilience of the American consumer led the U.S. economy out of recession during the first quarter of 2002 and has kept it growing since. Unemployment, one of the best indicators of the economy's health, peaked in the spring of 2002 and has since declined slowly.

Rather, we believe that the market is indicating that several favorable trends that powered the great bull market of 1982-2000 have come to an end and that economic growth is likely to be slower during the coming decade than it was during the 1990s. The 1990's economic boom was helped greatly by successive waves of mortgage refinancing, which gave consumers cash to fuel consumption. The next decade will have no such help, in our view. The consumer's balance sheet is stretched and needs to be rebuilt. While these factors do not make us negative in our outlook for the economy, they temper our view on how robust the recovery will be.

Another significant change is the emergence of China as a world economic power. China is now the U.S.'s largest economic partner, having eclipsed Mexico early in 2002. The growth in Chinese manufacturing capacity and the expansion in Chinese exports have put downward pressure on prices. Industries that the U.S. has long dominated, such as chemicals, are losing market share to the Chinese. Other industries will benefit from Chinese growth, however. China lacks a domestic source of copper, and its alumina (the key raw material for aluminum) reserves are inferior. We are positioning the Fund to reflect what we see as the risks and opportunities that China's growth provides.

--------
1The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

Consumer stocks were the market's leaders during 2002. Despite a strong fourth quarter of 2001, technology stocks performed poorly in 2002. Telecommunications stocks represented the market's worst sector. The Fund was helped by its positions in Teva Pharmaceutical Industries Ltd., Amgen Inc. and The Southern Co., The Bank of New York Co., Inc., Sun Microsystems, Inc. and OM Group, Inc. detracted from the Fund's performance. The Portfolio remains highly diversified, with holdings in every sector of the market.

PORTFOLIO MANAGER FUND OVERVIEW AND OUTLOOK

Despite recent economic data, we believe that the U.S. economy is likely to recover slowly in 2003. We have attempted to "barbell" our holdings with an overweighted position in defensive stocks, such as regulated utilities and healthcare companies, offset by an overweighted position in economically sensitive basic materials and technology stocks.

In addition, we believe that dividend yields will constitute a greater portion of stock returns over the next decade than they did during the 1990's. It also looks likely to us that the U.S. government will reduce or eliminate the double taxation of dividends in 2003. As a result, we favorably view those companies with above-average dividend yields.

The Fund has maintained a relatively defensive posture towards technology stocks during the past two years. The Fund was, in general, underweight the technology sector in favor of less volatile stocks. However, because of the enormous decline in valuations of technology stocks and because investor sentiment toward the sector was so poor, we initiated many technology positions during the third quarter and early October of 2002. We saw opportunities in companies that were trading at low multiples of cash or, in the case of Comverse Technology, Inc., below net cash. These stocks have had a tremendous run since early October, so we have pared the Fund's positions back a bit. However, because fundamentals for the technology sector seem to be bottoming, we are likely to maintain a more aggressive position in technology stocks going forward than we did over the past two years.

Basic materials stocks have historically been strong performers coming out of recessions. Capacity utilization in alumina is tightening, but capacity utilization in ethylene is loosening. Therefore, we are overweight aluminum companies and are generally avoiding the large commodity chemicals companies.

The market's concern over softening retail sales created what we believe is an opportunity in high-quality retailers, and we are overweight the sector. The Home Depot, Inc. is no longer the great growth story that it once was, but we consider its stock a compelling value. Electronics retailers Best Buy Co., Inc. and Circuit City Stores -- Circuit City Group should benefit in 2003 from new product cycles in consumer electronics.

The heavy truck segment of the capital goods sector appears to offer unusually attractive investment opportunities, and the Fund holds positions in Cummins Inc., PACCAR Inc. and Navistar International Corp.

We like the valuations and high dividend yields of many international oil companies. These stocks are reflecting oil prices of only $18 to $20 per barrel, compared to oil prices of about $29 per barrel as of year-end 2002. By contrast, supply and demand fundamentals are poor for natural gas, in our view, because inventories are at record highs. Accordingly, the Fund is overweight international oil companies, but it holds no natural gas exploration and production exposure.

We believe that regulated utility companies, such as Consolidated Edison, Inc. and The Southern Co., should offer secure dividends of more than 5% and modest growth of 2% to 3% even in a recession. On the other hand, we have avoided utilities with large unregulated businesses, because we are concerned about their prospects for returns. Overall, The Fund is overweight the utility sector.

In the health care sector, we believe that rising costs make HMOs and ethical pharmaceutical companies unattractive investments. We reduced the Fund's position in HCA Inc. by half, because we feel the hospital cycle is aging and valuations are no longer compelling. The Fund is significantly underweight ethical drug companies, but it owns a large position in Teva Pharmaceutical Industries Ltd., which we believe is the largest and highest quality generic drug company. We believe that ethical drug prices will be pressured by recent state laws reducing Medicaid reimbursement. In addition, patent litigation expected to go before the Supreme Court could damage the business models of the ethical pharmaceutical companies.

The information provided in this commentary by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 60 through 63 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio manager's views are as of December 31, 2002 and are subject to change.

The following graph depicts the performance of the Large Cap Core Equity Fund versus the S&P 500 Index. It is important to note that the Large Cap Core Equity Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.
      HISTORICAL PERFORMANCE (unaudited)
      LARGE CAP CORE EQUITY FUND - CLASS O SHARES
      Comparison of $10,000 Investment in the Fund with S&P 500 Index

                                    [CHART]

           Class O    S&P 500 Index
           -------    -------------
10/15/01   $10,000       $10,000
12/01       10,616         8,812
3/02        10,648         8,837
6/02         9,328         7,653
9/02         7,693         6,332
12/31/02     8,254         6,865


    Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 Portfolio Highlights#

 Composition of portfolio as of
 December 31, 2002

                   [CHART]

Common Stock             98%
Convertible Securities    2%



 Top Stock Holdings

 Microsoft Corp.
-------------------------------------
 American International Group, Inc.
-------------------------------------
 Exxon Mobil Corp.
-------------------------------------
 The News Corp. Ltd. ADR
-------------------------------------
 Teva Pharmaceutical Industries Ltd.
 ADR
-------------------------------------
 Pfizer Inc.
-------------------------------------
 Verizon Communications Inc.
-------------------------------------
 Bank of America Corp.
-------------------------------------
 PepsiCo, Inc.
-------------------------------------
 Wells Fargo & Co.
-------------------------------------
Portfolio holdings may vary.


 LARGE CAP CORE EQUITY FUND
 Average Annual Total Returns for the Period Ended December 31, 2002+
 (unaudited)

Class B Shares               Without Sales Charges       With Sales Charges*
--------------------------------------------------------------------------------
Since Inception (8/13/02)           (0.87)%++                  (5.83)%++
--------------------------------------------------------------------------------

Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (4/25/02)          (19.33)%++                 (20.95)%++
--------------------------------------------------------------------------------

Class O Shares
--------------------------------------------------------------------------------
Since Inception (10/15/01)         (14.65)%                   (14.65)%
1 year                             (22.25)%                   (22.25)%
--------------------------------------------------------------------------------

                        See page 43 for all footnotes.

[GRAPHIC]




INVESTMENT OBJECTIVE AND STRATEGY
The Investors Value Fund ("Fund") seeks long-term growth of capital. Current income is a secondary objective. The Fund invests primarily in stocks of large capitalization U.S. companies, preferably with attractive growth potential and favorable valuations.

The manager emphasizes individual security selection while diversifying the Fund's investments across industries, which may help to reduce risk. The manager focuses on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with favorable valuations and attractive growth potential. The manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position. In seeking individual companies for investment, the manager looks for: share prices that appear to be temporarily oversold or do not reflect positive company developments; share prices that appear to undervalue the company's assets, particularly on a sum-of-the-parts basis; special situations including corporate events, changes in management, regulatory changes or turnaround situations; and company specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.

[GRAPHIC OF Salomon Brothers
Investors Value Fund]

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Fund's Class A shares returned negative 21.76%, without sales charges. In comparison, the S&P 500 Index ("S&P 500")/1/ returned negative 22.09% for the same period.

PORTFOLIO MANAGER MARKET OVERVIEW

Most investors would like to forget the year 2002. Despite strong fourth-quarter performance, the major U.S. equity market indices finished in the red for the third year in a row. The S&P 500 declined 22.09% for the full year, and the Nasdaq Composite Index ("Nasdaq")/2/ fell 31.53% for the same period. To illustrate the magnitude of the bear market that we have experienced over the past three years, the S&P 500 declined 49.15% from the market's peak in March 2000 to its trough on October 9, 2002, which exceeded the sell-off reached during the 1973-1974 bear market. At the market's trough in October, the S&P 500 had reached a five-year low and the Nasdaq had reached a six-year low.

In the first half of the year, we believe that investor concerns on numerous fronts, particularly regarding corporate governance and accounting issues, weighed on the major market indices. New allegations of corporate fraud and insider trading shook the market further. As we moved into the second half of the year, corporate governance and accounting issues took a back seat to more fundamental concerns, including the strength of the economy and corporate earnings. The prospect of a potential war with Iraq also affected investor sentiment.

For the full year, technology and telecommunications stocks led the market's drop yet again, accounting for approximately one-third of the S&P 500's total decline. Although the technology and telecommunications sectors rallied sharply in the fourth quarter, both sectors ended the entire year down more than 30%. All sectors of the S&P 500 posted negative returns for the year, but the basic materials, energy, transportation, consumer staples and financials sectors outperformed other sectors of the S&P 500 on a relative basis.
--------
1 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
2 The Nasdaq is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.



 THE PORTFOLIO MANAGERS



 [PHOTO]    John B. Cunningham,
            Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc,
 has 12 years of financial industry experience.



 [PHOTO]    Mark McAllister,
            Director and Co-Portfolio Manager at Salomon Brothers Asset Management Inc, has 14 years of invest-
 ment industry experience. Mr. McAllister has been co-portfolio manager of the Fund since April 2000.

U.S. Treasury securities were the major beneficiary of the continued equity market fallout. The yield of the 10-year U.S. Treasury note fell from 5.04% at the beginning of the year to 3.82% at year-end. In October, its yield reached 3.60%, its lowest level in more than 40 years. In November, the U.S. Federal Reserve Board ("Fed") made its first change of the calendar year, reducing the federal funds rate ("fed funds rate")/3/ by 50 basis points/4/ to 1.25%, also a 40-year low.

PORTFOLIO MANAGER FUND OVERVIEW

The Fund had a challenging year. Although we avoided many high-profile "blow-ups," several companies that the Fund did own were dragged down because of investors' aversion to sectors related to these "blow-ups." The Fund's underperformance relative to its peer group was primarily due to security selection in the utilities sector.

In the utilities sector, the Fund's exposure to El Paso Corp. and Williams
Cos., Inc. penalized its performance. El Paso and Williams both have merchant energy operations, which came under a great deal of scrutiny from regulatory authorities, politicians and rating agencies during the year. We sold the Fund's Williams position in the early summer but continued to hold El Paso due to its stronger balance sheet and more attractive asset profile. In the fall, however, El Paso came under further pressure after an administrative law judge in the Federal Energy Regulatory Commission ruled that the company withheld capacity on its natural gas pipeline during the California energy crisis. The judge's recommendation subsequently went before the full commission for a hearing in December; their decision should be announced in early 2003. Despite El Paso's favorable valuation, we decided to exit the position due to the heightened risk profile and implications of an adverse ruling by the commission.

The Fund's technology holdings also detracted from performance this year. Throughout the spring and summer, we continued to add modestly to the Fund's technology positions. In addition to valuation, our focus was on companies with a market leadership position and a strong balance sheet. We recognized that these stocks could continue to decline in price, but we wanted to position the Fund's portfolio to outperform when these stocks recovered. This strategy paid off in the fourth quarter as the technology sector rallied, but not enough to offset the underperformance earlier in the year. We reduced the portfolio's technology holdings in the fourth quarter due to increased valuations.


--------
3 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
4 A basis point is one one-hundredth (1/100 or 0.01) of one percent.

Healthcare proved to be a bright spot in the portfolio this year. Three of the Fund's top five contributors came from the pharmaceutical group, including Pharmacia Corp., Novartis AG and Eli Lilly & Co. Pharmacia Corp. benefited from a takeover offer from Pfizer Inc., which the Fund also owned. We are excited about the prospects of this merger and continue to own shares in both companies. In the summer, we added to the Fund's healthcare exposure as some of the drug stocks reached multi-year valuation lows. As those valuations recovered in the fall, we took profits in Novartis AG and Eli Lilly & Co. We still favor the healthcare sector.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

Given current interest-rate levels and equity market valuations, we remain optimistic regarding the U.S. equity market. We believe that steady economic growth, low levels of inflation and an improvement in corporate profits should lead to higher equity market levels. Although selected economic reports in the month of December have brought into question the sustainability of the recovery, we expect continued economic growth, albeit at a slower pace than we had previously envisioned. However, we will continue to monitor consumer data carefully. The consumer has sustained the economic recovery thus far, and the question remains how much longer the consumer can continue doing so.

The recent resignations of Treasury Secretary Paul O'Neill and presidential economic adviser Lawrence Lindsey suggest that the Bush administration is taking a more proactive approach to the weak economy. Future possible stimulative measures proposed by the administration, coupled with the Fed's 50 basis-point reduction in the fed funds rate in November, should help foster continued economic growth. Although geopolitical events could lead to further equity market volatility, we believe the Fund's portfolio is well positioned in the current market environment.

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 64 through 66 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.

    HISTORICAL PERFORMANCE (unaudited)
    INVESTORS VALUE FUND - CLASS A, B and 2 SHARES
    Comparison of $10,000 Investment in the Fund with S&P 500 Index
                                    [CHART]

          Class A  Class B  Class 2  S&P 500
          -------  -------  -------  -------
1/3/95    $ 9,425  $10,000  $ 9,898  $10,000
12/95      12,756   13,450   13,314   13,753
12/96      16,620   17,381   17,208   16,910
12/97      20,973   21,774   21,545   22,550
12/98      24,156   24,876   24,624   28,999
12/99      26,926   27,506   27,252   35,098
12/00      30,945   31,398   31,115   31,904
12/01      29,575   29,741   29,508   28,114
12/31/02   23,139   23,045   22,879   21,902
    Past performance is not predictive of future performance. Performance above reflects returns after deductions of applicable maximum sales charge.

    HISTORICAL PERFORMANCE (unaudited)
    INVESTORS VALUE FUND -- CLASS O SHARES
    Comparison of $10,000 Investment in the Fund with S&P 500 Index
                                    [CHART]

       Class O  S&P 500 Index
       -------  -------------
12/92  $10,000     $10,000
12/93   11,519      11,006
12/94   11,373      11,150
12/95   15,399      15,335
12/96   20,104      18,854
12/97   25,426      25,142
12/98   29,352      32,333
12/99   32,794      39,132
12/00   37,791      35,571
12/01   36,214      31,345
12/02   28,402      24,419
    Past performance is not predictive of future performance.
The graphs above depict the performance of the Investors Value Fund versus the S&P 500 Index. It is important to note that the Investors Value Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparisons are shown for illustrative purposes only. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 Portfolio Highlights#

 Composition of portfolio as of December 31, 2002

             [CHART]

 Common Stock              98%
 Repurchase Agreement       1%
 Preferred Stock            1%
 Convertible Securities     0%***

 Top Stock Holdings

 Pharmacia Corp.
------------------------------------
 Verizon Communications Inc.
------------------------------------
 Hewlett-Packard Co.
------------------------------------
 Philip Morris Cos. Inc./@/
------------------------------------
 The News Corp. Ltd. ADR
------------------------------------
 Schering-Plough Corp.
------------------------------------
 Nokia Oyj ADR
------------------------------------
 Safeway Inc.
------------------------------------
 Lucent Technologies Inc.
------------------------------------
 American International Group, Inc.
------------------------------------
Portfolio holdings may vary.

 INVESTORS VALUE FUND
 Average Annual Total Returns for the Period Ended December 31, 2002+
 (unaudited)

      Class A Shares            Without Sales Charges With Sales Charges*
      -------------------------------------------------------------------
      Since Inception (1/3/95)         11.89%               11.07%
      5 year                            1.99%                0.78%
      3 year                           (4.93)%              (6.78)%
      1 year                          (21.76)%             (26.27)%
      -------------------------------------------------------------------

      Class B Shares
      -------------------------------------------------------------------
      Since Inception (1/3/95)         11.01%               11.01%
      5 year                            1.14%                0.88%
      3 year                           (5.73)%              (6.53)%
      1 year                          (22.52)%             (26.38)%
      -------------------------------------------------------------------

      Class 2 Shares
      -------------------------------------------------------------------
      Since Inception (1/3/95)         11.05%               10.91%
      5 year                            1.21%                1.01%
      3 year                           (5.66)%              (5.98)%
      1 year                          (22.47)%             (24.01)%
      -------------------------------------------------------------------

      Class O Shares
      -------------------------------------------------------------------
      10 year                          11.00%               11.00%
      5 year                            2.24%                2.24%
      3 year                           (4.68)%              (4.68)%
      1 year                          (21.57)%             (21.57)%
      -------------------------------------------------------------------

      Class Y Shares
      -------------------------------------------------------------------
      Since Inception (7/16/01)        (16.44)%             (16.44)%
      1 year                           (21.56)%             (21.56)%
      -------------------------------------------------------------------
                        See page 43 for all footnotes.

[GRAPHIC]



INVESTMENT OBJECTIVE AND STRATEGY

The Balanced Fund ("Fund") seeks to obtain above average income (compared to a portfolio invested in equity securities). The Fund's secondary objective is to take advantage of opportunities for growth of capital and income. The Fund invests in a broad range of equity and fixed-income securities of both U.S. and foreign issuers. The Fund varies its allocations between equity and fixed-income securities depending on the manager's view of economic and market conditions, fiscal and monetary policy, and security values. However, under normal market conditions, at least 40% of the Fund's assets are allocated to equity securities.

 THE PORTFOLIO MANAGER


 [PHOTO OF George J. Williamson]
            George J. Williamson,
Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 41 years of investment industry experience in the equity markets. Mr. Williamson is primarily responsible for day-to-day Fund management.

[GRAPHIC OF Salomon Brothers
Balanced Fund]

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Fund's Class A shares returned negative 3.32%, without sales charges. In comparison, the Fund's benchmark, a blend of 50% S&P 500 Index/1/ and 50% Salomon Smith Barney Broad Investment-Grade ("SSB BIG") Bond Index/2/, returned negative 6.00%. This result placed the Fund in the top 3% of its peer group as measured by the Lipper Balanced Funds category./3/

PORTFOLIO MANAGER MARKET OVERVIEW AND OUTLOOK

The year 2002 witnessed the third consecutive year of negative stock market returns, a phenomenon that last occurred more than 50 years ago. The year began with widespread concerns regarding corporate management and accounting improprieties, which were soon followed by several high profile bankruptcies. However, in the third quarter, after the one-year anniversary of the September 11th terrorist attacks had passed, negative corporate headlines subsided and investor sentiment began to improve. As a result, the fourth quarter of 2002 saw a sharp rebound in the equity markets with the previously hard-hit technology and telecommunications sectors leading the way as investors anticipated a market bottom and a resumption of capital spending by businesses.

Now that 2002 is behind us, we believe that 2003 looks much brighter. The lingering effects of the speculative bubble that burst in 2000 appear to have diminished, and accounting and corporate oversight scrutiny has improved. As a result, in our view, the large-scale, confidence-shattering scandals of last year are unlikely to repeat themselves. The overall economy appears to be in good shape, as inflation is tame and the U.S. Federal Reserve Board continues to maintain a stimulative monetary policy, with interest rates remaining at 40 year lows. In our opinion, businesses are running much more efficiently than they have in years, and productivity gains continue to be strong. We think these factors should be favorable for stocks.


--------
1 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
2 The SSB BIG Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.
3 Past performance is not indicative of future results. Rankings in the Lipper
  Balanced Fund category are based on average annual total returns assuming reinvestment of dividends and capital gains, as of December 31, 2002. Each fund is ranked within a universe of funds similar in portfolio characteristics and capitalizations, as defined by Lipper, Inc. Rankings are based on performance that does not include sales charges. Results would have been less favorable had sales charges been included.

PORTFOLIO MANAGER FUND OVERVIEW AND OUTLOOK

The Fund's overweighted position in the consumer staples sector, which was the best performing market sector of 2002, and the Fund's underweighted position in the technology sector were positive contributors to the Fund's relative performance for the year. Its relatively heavy exposure to real estate investment trusts benefited absolute performance.

Conversely, an overweighted position in the telecommunications sector detracted from performance. In addition, Safeway Inc., a large grocery store chain, performed relatively poorly as investors grew concerned about competition and the company's ability to sell higher profit merchandise. International Business Machines Corp. also hindered performance when investors became increasingly concerned about corporate spending on technology. On the other hand, Suncor Energy, Inc., a Canadian integrated energy company, held up very well, as did the Fund's position in Pharmacia Corp., a drug company scheduled to merge with Pfizer Inc. in early 2003.

As we look to the year ahead, we intend to maintain our style of investing in large-cap, high-quality growth stocks, while keeping an eye on value. We've been through a very tough market, and we believe that the vast majority of bad news resulting from the bursting of the market's speculative bubble is behind us. Against the backdrop of a healthy economy and reasonable valuations, we are optimistic about the investment climate for 2003.

The information provided in this commentary by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 67 through 72 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio manager's views are as of December 31, 2002 and are subject to change.

The following graph depicts the performance of the Balanced Fund versus the Salomon Smith Barney Broad Investment-Grade Bond Index/1/, the S&P 500 Index and 50% Salomon Smith Barney Broad Investment-Grade Bond Index and 50% S&P 500 Index. It is important to note that the Fund is a professionally managed mutual fund while the indexes are unmanaged. The comparison is shown for illustrative purposes only.

 HISTORICAL PERFORMANCE (unaudited)
 BALANCED FUND -- CLASS A, B, 2 and O SHARES
 Comparison of $10,000 Investment in the Fund with Salomon Smith Barney Broad Investment-Grade Bond Index ("BIG"), S&P 500 Index and 50% Salomon Smith Barney Broad Investment-Grade Bond Index and 50% S&P 500 Index

                               [CHART]
                                                                     50% SSB
    BIG
                                                  S&P 500  SSB BIG      and
    50%
              Class A  Class B  Class 2  Class O   Index    Index    S&P 500
    Index
              -------  -------  -------  -------  -------  -------
    --------------
    9/11/95   $9,425  $10,000   $9,901  $10,000  $10,000   $10,000     $10,000
    12/95     10,052   10,644   10,548   10,689   10,602    10,434      10,518
    12/96     11,895   12,499   12,390   12,725   13,035    10,811      11,923
    12/97     14,161   14,767   14,634   15,183   17,383    11,852      14,618
    12/98     15,062   15,578   15,435   16,181   22,355    12,886      17,620
    12/99     15,546   15,954   15,807   16,734   27,056    12,779      19,917
    12/00     16,778   17,086   16,939   18,093   24,594    14,260      19,427
    12/01     16,939   17,137   16,976   18,319   21,672    15,475      18,573
    12/31/02  16,377   16,447   16,294   17,758   16,883    16,445      16,664

Past performance is not predictive of future performance. Performance above reflects returns after deductions of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 Portfolio Highlights#

 Composition of portfolio as of
 December 31, 2002

                          [CHART]

Common Stock                                       48%
Corporate Bonds                                    10%
Convertible Securities                              5%
Asset-Backed Securities                             4%
U.S. Government Agencies and Obligations           21%
Repurchase Agreement                               12%
Rights                                              0%***


 Top Stock Holdings

 Verizon Communications Inc.
---------------------------------------
 International Business Machines Corp.
---------------------------------------
 Exxon Mobil Corp.
---------------------------------------
 The News Corp. Ltd. ADR
---------------------------------------
 New Plan Excel Realty Trust
---------------------------------------
 SBC Communications Inc.
---------------------------------------
 J.P. Morgan Chase & Co.
---------------------------------------
 Arden Realty, Inc.
---------------------------------------
 Pfizer Inc.
---------------------------------------
 Pharmacia Corp.
---------------------------------------
Portfolio holdings may vary.
 BALANCED FUND
 Average Annual Total Returns for the Period Ended December 31, 2002+
 (unaudited)

      Class A Shares            Without Sales Charges With Sales Charges*
      -------------------------------------------------------------------
      Since Inception (9/11/95)         7.86%                6.99%
      5 year                            2.95%                1.74%
      3 year                            1.75%               (0.23)%
      1 year                           (3.32)%              (8.90)%
      -------------------------------------------------------------------

      Class B Shares
      -------------------------------------------------------------------
      Since Inception (9/11/95)         7.05%                7.05%
      5 year                            2.18%                1.86%
      3 year                            1.02%                0.14%
      1 year                           (4.02)%              (8.65)%
      -------------------------------------------------------------------

      Class 2 Shares
      -------------------------------------------------------------------
      Since Inception (9/11/95)         7.06%                6.91%
      5 year                            2.17%                1.97%
      3 year                            1.02%                0.68%
      1 year                           (4.01)%              (5.85)%
      -------------------------------------------------------------------

      Class O Shares
      -------------------------------------------------------------------
      Since Inception (9/11/95)         8.18%                8.18%
      5 year                            3.18%                3.18%
      3 year                            2.00%                2.00%
      1 year                           (3.06)%              (3.06)%
      -------------------------------------------------------------------
                        See page 43 for all footnotes.

FOOTNOTES
  1 The Salomon Smith Barney Broad Investment-Grade Bond Index is valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period September 11, 1995 through December 31 2002, the combined Index returns are for period October 1, 1995 through December 31, 2002.
  * Class A and 2 shares reflect the deduction of the maximum 5.75% and 1.00% sales charges, respectively. Class B shares reflect the deduction of a 5.00% contingent deferred sales charge ("CDSC"), which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class 2 shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase. Class O and Y shares have no initial or contingent deferred sales charge. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.
  **As a percentage of total common stock.
   #As a percentage of total investments.
 ***Represents less than one percent.
  + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
  ++Total return is not annualized, as it may not be representative of the total return for the year.
  @ Subsequent to the reporting period, on January 27, 2003, the company changed its name to Altria Group, Inc.

GENERAL PERFORMANCE AND RANKING NOTES
Average annual total returns are based on changes in net asset value and assume the reinvestment of all dividends, and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class A and 2) and the contingent deferred sales charge (Class B and 2). Class O shares are only available to existing Class O shareholders. All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for certain Funds reflect a voluntary expense cap imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, Fund returns would be lower. Expense caps may be revised or terminated at any time.

          Schedules of Investments
          December 31, 2002


Salomon Brothers Asia Growth Fund
--------------------------------------------------------------------------------

Shares                       Security                          Value
-----------------------------------------------------------------------
COMMON STOCK -- 100%

China -- 7.9%
211,000 Aluminum Corp. of China Ltd........................ $    30,573
376,000 Beijing Datang Power Generation Co., Ltd...........     121,741
 43,000 China Mobile (Hong Kong) Ltd. (a)..................     102,282
378,000 China Petroleum & Chemical Corp....................      63,496
 29,000 China Resources Land Ltd...........................      25,659
202,000 China Unicom Ltd. (a)..............................     137,282
 48,000 Citic Pacific Ltd..................................      88,632
 20,000 Cosco Pacific Ltd..................................      16,413
                                                            -----------
                                                                586,078
                                                            -----------

Hong Kong -- 20.3%
 37,000 Cheung Kong (Holdings) Ltd.........................     240,782
 61,000 Cheung Kong Infrastructure.........................     104,423
 44,500 CLP Holdings Ltd...................................     179,174
 39,409 Esprit Holdings Ltd................................      66,452
  7,600 Hang Seng Bank Ltd.................................      80,887
  5,000 Henderson Land Development Co., Ltd................      15,003
 10,000 Hong Kong Electric.................................      37,828
 15,600 HSBC Holdings PLC..................................     170,532
 30,000 Hutchison-Whampoa Ltd..............................     187,727
110,500 Smartone Telecommunications Holdings Ltd...........     123,273
 25,000 Sun Hung Kai Properties............................     148,105
 19,500 Swire Pacific Ltd..................................      74,514
 35,000 Wharf (Holdings) Ltd...............................      65,974
                                                            -----------
                                                              1,494,674
                                                            -----------

India -- 7.0%
  2,560 Dr. Reddy's Laboratories Ltd.......................      47,951
  2,340 Hindlaco Industries Ltd............................      28,615
  4,950 Hindustan Petroleum Corp...........................      29,726
  4,600 Housing Development Finance Corp., Ltd.............      34,363
  1,373 Infosys Technologies Ltd...........................     136,617
  6,050 ITC Ltd............................................      83,325
 10,000 Larsen & Toubro Ltd................................      44,536
  8,950 Mahanagar Telephone Nigam Ltd......................      17,704
 11,231 Reliance Industries Ltd............................      69,728
  8,366 Tata Engineering & Locomotive Co., Ltd.............      28,151
                                                            -----------
                                                                520,716
                                                            -----------

Malaysia -- 7.0%
164,000 Gamuda Berhad......................................     237,368
106,000 IOI Corp...........................................     154,816
 44,000 Malakoff Berhad....................................      47,242
109,000 Public Banking Berhad..............................      74,579
                                                            -----------
                                                                514,005
                                                            -----------

Singapore -- 11.2%
 29,000 City Development Corp..............................      69,547
 15,000 DBS Group Holdings Ltd.............................      95,120
 28,000 DelGro Corp. Ltd...................................      34,705
 17,000 Overseas Chinese Bank Ltd..........................      94,572


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Asia Growth Fund
--------------------------------------------------------------------------------

Shares                       Security                         Value
----------------------------------------------------------------------

Singapore -- 11.2% (continued)
 16,000 Singapore Airlines Ltd............................. $   94,082
  4,000 Singapore Press Holdings Ltd.......................     41,968
108,000 Singapore Telecommunications Ltd...................     77,203
 32,000 United Overseas Bank Ltd...........................    217,681
 13,000 Venture Manufacturing Ltd..........................    104,171
                                                            ----------
                                                               829,049
                                                            ----------

South Korea -- 27.8%
  2,530 Hite Brewery Co., Ltd..............................    104,737
  2,870 Hyundai Motor Co., Ltd.............................     67,149
  1,913 Kookmin Bank.......................................     67,742
  5,261 Korea Electric Power Corp..........................     80,952
  5,750 Korea Telecom Corp.................................    245,795
  3,000 Korea Telecom Corp. ADR............................     64,650
  2,100 POSCO..............................................    208,929
  2,510 Samsung Electronics Co., Ltd.......................    664,508
    697 Samsung Fire & Marine Insurance Co., Inc...........     38,081
 15,720 Shinhan Financial Group Co., Ltd. (a)..............    164,351
  1,120 Shinsegae Co., Ltd.................................    141,175
  1,028 SK Telecom Co., Ltd................................    198,484
                                                            ----------
                                                             2,046,553
                                                            ----------

Taiwan -- 16.0%
 73,000 ASE Inc............................................     42,978
189,580 China Steel Corp...................................    106,143
 27,000 Compal Electronics Inc.............................     28,052
143,500 Delta Electronics Inc..............................    168,141
342,950 Far Eastern Textile Ltd............................    116,791
 54,150 Hon Hai Precision Industry Co., Ltd................    187,532
116,000 Nan Ya Plastics Corp...............................    100,433
415,402 SinoPac Holdings Co................................    174,433
309,000 Taiwan Cement Corp.................................     93,190
130,640 Taiwan Semiconductor Manufacturing Co., Ltd. (a)...    160,614
                                                            ----------
                                                             1,178,307
                                                            ----------

Thailand -- 2.8%
 10,000 PT Exploration & Production Public Co., Ltd........     32,908
160,000 Thai Farmers Bank Public Co., Ltd..................    111,240
107,800 Total Access Communication Public Co., Ltd.........     59,829
                                                            ----------
                                                               203,977
                                                            ----------
        TOTAL INVESTMENTS -- 100% (Cost -- $7,029,773*).... $7,373,359
                                                            ==========

--------
(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is $7,434,216.

    Abbreviation used in this schedule:
    ADR -- AmericanDepository Receipt.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers International Equity Fund
--------------------------------------------------------------------------------

Shares                         Security                          Value
-------------------------------------------------------------------------
COMMON STOCK -- 87.7%

Canada -- 2.8%
 50,000 CGI Group Inc., Class A Shares (a)(b)................. $  218,500
                                                               ----------

Finland -- 2.6%
 12,800 Nokia Oyj, Sponsored ADR..............................    198,400
                                                               ----------

France -- 2.9%
 16,600 AXA, Sponsored ADR (b)................................    223,270
                                                               ----------

Hong Kong -- 6.7%
 26,000 Asia Satellite Telecommunications, Sponsored ADR......    296,140
130,000 Espirit Holdings Ltd..................................    218,374
                                                               ----------
                                                                  514,514
                                                               ----------

Ireland -- 5.3%
 15,000 Allied Irish Banks PLC, Sponsored ADR (b).............    403,200
                                                               ----------

Israel -- 7.1%
 14,000 Teva Pharmaceutical Industries Ltd., Sponsored ADR (b)    540,540
                                                               ----------

Italy -- 3.6%
 20,000 Luxottica Group S.p.A., Sponsored ADR (b).............    273,000
                                                               ----------

Japan -- 14.7%
 10,000 Canon, Inc............................................    376,389
  3,400 Secom Co., Ltd., Unsponsored ADR (b)..................    233,218
 10,000 Takeda Chemical Industries, Ltd.......................    417,649
  6,000 Trend Micro Inc. (a)(b)...............................    102,560
                                                               ----------
                                                                1,129,816
                                                               ----------

Mexico -- 3.1%
 13,245 Coca-Cola Femsa S.A. de C.V., Sponsored ADR (b).......    237,086
                                                               ----------

Netherlands -- 2.3%
 14,002 Koninklijke Ahold N.V., Sponsored ADR (b).............    178,246
                                                               ----------

Spain -- 1.8%
  5,202 Telefonica S.A., Sponsored ADR (a)(b).................    138,217
                                                               ----------

United Kingdom -- 34.8%
 20,000 Cobham PLC............................................    325,119
 35,675 Diageo PLC............................................    387,583
 30,611 Johnson Matthey PLC...................................    394,147
 51,025 Misys PLC.............................................    144,540
100,000 Rentokil Initial PLC..................................    354,090
 70,306 Serco Group PLC.......................................    173,277
 39,210 Shire Pharmaceuticals Group PLC (a)...................    250,856
112,674 Tesco PLC.............................................    351,815
 16,000 Vodafone Group PLC, Sponsored ADR (b).................    289,920
                                                               ----------
                                                                2,671,347
                                                               ----------
        TOTAL COMMON STOCK
        (Cost -- $9,964,051)..................................  6,726,136
                                                               ----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers International Equity Fund
--------------------------------------------------------------------------------

  Face
 Amount                                            Security                                             Value
----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 12.3%
$944,000 State Street Bank and Trust Co., 1.050% due 1/2/03; Proceeds at maturity -- $944,055;
          (Fully collateralized by U.S. Treasury Notes, 3.000% due 2/29/04; Market value -- $963,007)
          (Cost -- $944,000)......................................................................... $  944,000
                                                                                                      ----------
         TOTAL INVESTMENTS -- 100%
         (Cost -- $10,908,051*)...................................................................... $7,670,136
                                                                                                      ==========

--------
(a) Non-income producing security.
(b) All or a portion of this security is on loan (See Notes 1 and 3).
 * Aggregated cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:
   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Small Cap Growth Fund
--------------------------------------------------------------------------------

Shares                       Security                          Value
------------------------------------------------------------------------
COMMON STOCK -- 87.3%

Basic Industries -- 3.5%
174,800 AK Steel Holding Corp. (a)......................... $  1,398,400
100,000 Georgia Gulf Corp..................................    2,314,000
 47,000 IMC Global Inc.....................................      501,490
 57,000 Mohawk Industries, Inc. (a)(b).....................    3,246,150
201,000 PolyOne Corp.......................................      787,920
                                                            ------------
                                                               8,247,960
                                                            ------------

Capital Goods -- 1.2%
100,000 AGCO Corp. (a).....................................    2,210,000
 14,200 L-3 Communications Holdings, Inc. (a)(b)...........      637,722
                                                            ------------
                                                               2,847,722
                                                            ------------

Communications -- 2.4%
650,000 Dobson Communications Corp., Class A Shares (a)....    1,436,500
264,500 Entravision Communications Corp., Class A Shares
         (a)...............................................    2,639,710
600,000 UnitedGlobalCom, Inc., Class A Shares (a)..........    1,440,000
                                                            ------------
                                                               5,516,210
                                                            ------------

Consumer Cyclicals -- 7.8%
 53,000 99 Cents Only Stores (a)...........................    1,423,580
 57,300 Aeropostale, Inc. (a)(b)...........................      605,661
143,300 American Eagle Outfitters, Inc. (a)(c).............    1,974,674
 39,300 California Pizza Kitchen, Inc. (a)(b)..............      990,360
 90,000 Chico's FAS, Inc. (a)..............................    1,701,900
 32,500 DeVry, Inc. (a)(b).................................      539,825
 52,000 Fastenal Co. (b)...................................    1,944,280
 75,000 Genesco Inc. (a)(b)................................    1,397,250
125,000 Linens 'n Things, Inc. (a)(b)......................    2,825,000
 85,000 MSC Industrial Direct Co., Inc., Class A Shares
         (a)(b)............................................    1,508,750
 67,500 Pacific Sunwear of California, Inc. (a)(b).........    1,194,075
 62,200 Zale Corp. (a).....................................    1,984,180
                                                            ------------
                                                              18,089,535
                                                            ------------

Consumer Non-Cyclicals -- 1.8%
 46,000 Bunge Ltd..........................................    1,106,760
150,000 Pathmark Stores, Inc. (a)..........................      760,500
167,900 Young Broadcasting Inc., Class A Shares (a)(b).....    2,211,243
                                                            ------------
                                                               4,078,503
                                                            ------------

Energy -- 7.4%
 33,000 Newfield Exploration Co. (a).......................    1,189,650
 50,000 Noble Energy, Inc..................................    1,877,500
148,000 Ocean Energy, Inc..................................    2,955,560
 32,000 Pogo Producing Co..................................    1,192,000
125,000 Premcor Inc. (a)(b)................................    2,778,750
125,000 Rowan Cos., Inc. (a)...............................    2,837,500
100,000 SEACOR SMIT Inc. (a)...............................    4,450,000
                                                            ------------
                                                              17,280,960
                                                            ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Small Cap Growth Fund
--------------------------------------------------------------------------------

 Shares                        Security                          Value
--------------------------------------------------------------------------

Financial Services -- 18.8%
  135,000 Arthur J. Gallagher & Co........................... $  3,966,300
   92,300 Banknorth Group, Inc. (c)..........................    2,085,980
  120,000 Brown & Brown, Inc. (b)(c).........................    3,878,400
   38,000 City National Corp.................................    1,671,620
   82,000 Commerce Bancorp, Inc. (b).........................    3,541,580
   64,000 Hilb, Rogal and Hamilton Co........................    2,617,600
  110,000 IPC Holdings, Ltd. (a).............................    3,469,400
  288,100 Knight Trading Group, Inc. (a).....................    1,379,999
   40,700 Legg Mason, Inc. (b)...............................    1,975,578
   65,500 Mercantile Bankshares Corp. (c)....................    2,527,645
   47,700 New York Community Bancorp, Inc....................    1,377,576
  132,300 PartnerRe Ltd. (b)(c)..............................    6,855,786
   24,200 Platinum Underwriters Holdings, Ltd. (a)(b)........      637,670
   53,000 UCBH Holdings, Inc. (b)............................    2,249,850
   74,000 W.P. Stewart & Co., Ltd. (b).......................    1,326,080
  150,000 Waddell & Reed Financial, Inc., Class A Shares.....    2,950,500
   35,000 Westamerica Bancorporation.........................    1,406,300
                                                              ------------
                                                                43,917,864
                                                              ------------

Healthcare -- 20.1%
  730,000 Applera Corp. - Celera Genomics Group (a)(b)(c)....    6,971,500
  173,000 Celgene Corp. (a)(b)...............................    3,714,310
  120,000 The Cooper Cos., Inc. (b)..........................    3,002,400
   67,100 Diagnostics Products Corp..........................    2,591,402
  441,900 DJ Orthopedics, Inc. (a)...........................    1,661,544
  203,000 Humana Inc. (a)....................................    2,030,000
  700,000 Inhale Therapeutic Systems, Inc. (a)(b)............    5,656,000
  350,000 Ligand Pharmaceuticals Inc., Class B Shares (a)....    1,879,500
  940,000 Medarex, Inc. (a)..................................    3,713,000
  172,400 Pharmacopeia, Inc. (a)(b)..........................    1,537,808
  535,000 QLT Inc. (a)(b)....................................    4,567,830
  124,000 Respironics, Inc. (a)..............................    3,773,444
  465,000 The TriZetto Group, Inc. (a)(b)....................    2,855,100
   65,000 Universal Health Services, Inc. (a)................    2,931,500
                                                              ------------
                                                                46,885,338
                                                              ------------

Real Estate Investment Trust -- 2.1%
   47,100 Alexandria Real Estate Equities, Inc. (c)..........    2,006,460
   88,800 PS Business Parks, Inc., Class A Shares............    2,823,840
                                                              ------------
                                                                 4,830,300
                                                              ------------

Technology -- 22.2%
1,137,700 3Com Corp. (a).....................................    5,267,551
   50,000 Activison, Inc. (a)(b).............................      729,500
  100,000 Adaptec Inc. (a)(b)................................      565,000
   50,000 ADTRAN, Inc. (a)(b)................................    1,645,000
  200,000 Advanced Digital Information Corp. (a).............    1,342,000
   70,000 Advanced Fibre Communications, Inc. (a)............    1,167,600
  250,000 Aeroflex Inc. (a)..................................    1,725,000
  155,100 AsiaInfo Holdings, Inc. (a)(b).....................      983,334
   35,000 Asyst Technologies, Inc. (a)(b)....................      257,250
  100,000 ATI Technologies Inc. (a)..........................      465,100


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Small Cap Growth Fund
--------------------------------------------------------------------------------

  Shares                         Security                          Value
----------------------------------------------------------------------------

Technology -- 22.2% (continued)
    258,500 Axcelis Technologies, Inc. (a)..................... $  1,449,927
    619,500 CIENA Corp. (a)....................................    3,184,230
    200,000 CommScope, Inc. (a)................................    1,580,000
    330,000 DDi Corp. (a)(b)...................................       72,600
    200,000 Entegris Inc. (a)(b)...............................    2,060,000
    210,000 EXAR Corp. (a).....................................    2,604,000
     38,000 Harris Corp........................................      999,400
    108,600 i2 Technologies, Inc. (a)..........................      124,890
    183,000 Ingram Micro Inc., Class A Shares (a)..............    2,260,050
    173,000 Insight Enterprises, Inc. (a)......................    1,437,630
     77,000 Integrated Circuit Systems, Inc. (a)...............    1,405,250
    175,000 J.D. Edwards & Co. (a).............................    1,974,000
     50,000 Kulicke and Soffa Industries, Inc. (a)(b)..........      286,000
    225,100 Lawson Software, Inc. (a)..........................    1,294,325
    110,000 McDATA Corp., Class A Shares (a)...................      781,000
    145,000 Netscreen Technologies, Inc. (a)(b)................    2,441,800
    238,000 Perot Systems Corp., Class A Shares (a)............    2,551,360
    134,000 Plexus Corp. (a)(b)................................    1,176,520
    154,000 Semtech Corp. (a)..................................    1,681,680
    183,000 Silicon Storage Technology, Inc. (a)...............      739,320
     78,000 Tech Data Corp. (a)................................    2,102,880
    160,000 Tekelec (a)(b).....................................    1,672,000
    218,000 THQ Inc. (a)(b)....................................    2,888,500
    100,000 Ulticom, Inc. (a)..................................      749,000
                                                                ------------
                                                                  51,663,697
                                                                ------------
            TOTAL COMMON STOCK (Cost -- $272,318,752)..........  203,358,089
                                                                ------------
  Rights
-----------
RIGHTS -- 0.0%
     85,000 Bank United Corp., Contingent Rights (a)
             (Cost -- $17,470).................................        8,500
                                                                ------------
            SUB-TOTAL INVESTMENTS (Cost -- $272,336,222).......  203,366,589
                                                                ------------
   Face
  Amount
-----------
REPURCHASE AGREEMENT -- 12.7%
$29,669,000 State Street Bank and Trust Co., 1.050% due
             1/2/03; Proceeds
             at maturity -- $29,670,731; (Fully collateralized
             by U.S. Treasury Notes and Bonds, 9.250% due
             2/15/16; Market
             value -- $30,265,538) (Cost -- $29,669,000).......   29,669,000
                                                                ------------
            TOTAL INVESTMENTS -- 100% (Cost -- $302,005,222*).. $233,035,589
                                                                ============

--------
(a)Non-income producing security.
(b)All or a portion of this security is on loan (See Notes 1 and 3).
(c)Securities with an aggregate market value of $20,067,034 are segregated as collateral for open futures contracts commitment.
 * Aggregate cost for Federal income tax purposes is $303,538,151.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Capital Fund
--------------------------------------------------------------------------------

 Shares                     Security                        Value
----------------------------------------------------------------------
COMMON STOCK -- 72.6%

Basic Industries -- 3.6%
2,250,000 AK Steel Holding Corp. (a)................... $   18,000,000
  700,000 Alcoa Inc....................................     15,946,000
1,350,000 PolyOne Corp.................................      5,292,000
                                                        --------------
                                                            39,238,000
                                                        --------------

Capital Goods -- 1.5%
  350,000 Deere & Co. (b)..............................     16,047,500
                                                        --------------

Communications -- 7.3%
2,000,000 AT&T Wireless Services Inc. (a)(b)...........     11,300,000
1,150,000 Cablevision Systems New York Group, Class A
           Shares (a)..................................     19,251,000
  161,750 Comcast Corp., Class A Shares (a)(b).........      3,812,448
  500,000 Comcast Corp., Special Class A Shares (a)(b).     11,295,000
3,600,000 Dobson Communications Corp., Class A Shares
           (a).........................................      7,956,000
2,900,000 UnitedGlobalCom, Inc., Class A Shares (a)(b).      6,960,000
  500,000 Verizon Communications Inc. (b)..............     19,375,000
                                                        --------------
                                                            79,949,448
                                                        --------------

Consumer Cyclicals -- 6.3%
1,350,000 Costco Wholesale Corp. (a)(b)................     37,881,000
  950,000 Federated Department Stores, Inc. (a)........     27,322,000
  466,286 Fine Host Corp. (a)(c).......................      3,963,431
                                                        --------------
                                                            69,166,431
                                                        --------------

Consumer Staples -- 9.4%
1,500,000 Liberty Media Corp., Class A Shares (a)......     13,410,000
1,500,000 The News Corp. Ltd. ADR (b)..................     33,975,000
1,750,000 Pathmark Stores, Inc. (a)....................      8,872,500
2,000,000 Safeway Inc. (a)(b)..........................     46,720,000
                                                        --------------
                                                           102,977,500
                                                        --------------

Energy -- 6.1%
  400,000 Apache Corp. (b).............................     22,796,000
  250,000 Newfield Exploration Co. (a)(b)..............      9,012,500
    1,100 Ocean Energy Inc.............................         21,489
  350,000 SEACOR SMIT Inc. (a)(b)......................     15,575,000
1,000,000 Suncor Energy, Inc...........................     15,670,000
  154,300 Transocean Inc. (a)..........................      3,579,760
                                                        --------------
                                                            66,654,749
                                                        --------------

Financial Services -- 14.4%
  800,000 American International Group, Inc............     46,280,000
      330 Berkshire Hathaway, Inc., Class A Shares (a).     24,007,500
  800,000 Merrill Lynch & Co., Inc.....................     30,360,000
  500,000 PartnerRe Ltd. (b)...........................     25,910,000
  100,000 Prudential Financial, Inc. (b)...............      3,174,000
  350,000 XL Capital Ltd., Class A Shares (b)..........     27,037,500
                                                        --------------
                                                           156,769,000
                                                        --------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Capital Fund
--------------------------------------------------------------------------------

  Shares                      Security                        Value
------------------------------------------------------------------------

Healthcare -- 8.8%
    150,000 Amersham PLC ADR (b)......................... $    6,660,000
    100,000 Anthem, Inc. (a).............................      6,290,000
    333,000 HCA Inc. (b).................................     13,819,500
  1,500,000 Ligand Pharmaceuticals Inc., Class B Shares
             (a).........................................      8,055,000
  3,000,000 Medarex, Inc. (a)............................     11,850,000
  1,500,000 Tenet Healthcare Corp. (a)...................     24,600,000
    350,000 WellPoint Health Networks Inc. (a)(b)........     24,906,000
                                                          --------------
                                                              96,180,500
                                                          --------------

Technology -- 15.2%
  6,875,000 3Com Corp. (a)...............................     31,831,250
  1,750,000 Agere Systems Inc., Class B Shares (a).......      2,450,000
  6,500,000 CIENA Corp. (a)..............................     33,410,000
  3,179,700 Comverse Technology, Inc. (a)(b).............     31,860,594
  6,000,000 i2 Technologies, Inc. (a)(b).................      6,900,000
  1,750,000 Latitude Communications, Inc. (a)............      2,677,500
 17,500,000 Lucent Technologies Inc. (a).................     22,050,000
    600,000 Micron Technology, Inc. (a)(b)...............      5,844,000
  8,500,000 Sun Microsystems, Inc. (a)(b)................     26,435,000
    328,800 Tellabs, Inc. (a)(b).........................      2,390,376
                                                          --------------
                                                             165,848,720
                                                          --------------
            TOTAL COMMON STOCK (Cost -- $975,398,113)....    792,831,848
                                                          --------------
CONVERTIBLE PREFERRED STOCK -- 1.8%

Consumer Cyclicals -- 0.1%
  1,907,000 Kmart Financing I, 7.750% due 6/15/16 (a)(d).      1,687,695
                                                          --------------

Technology -- 1.7%
     45,000 Lucent Technologies Capital Trust I, 7.750%
             due 3/15/17.................................     18,264,600
                                                          --------------
            TOTAL CONVERTIBLE PREFERRED
            STOCK (Cost -- $31,477,638)..................     19,952,295
                                                          --------------
   Face
  Amount
-----------
CONVERTIBLE CORPORATE BONDS -- 5.9%

Communications -- 1.0%
            NTL Inc.:
$10,435,000  6.750% due 5/15/08 (d)......................      1,408,725
 23,890,000  6.750% due 5/15/08 (d)(e)...................      3,225,150
 37,740,000  5.750% due 12/15/09 (d).....................      6,604,500
                                                          --------------
                                                              11,238,375
                                                          --------------

Energy -- 0.4%
 31,570,000 Friede Goldman Halter Inc., 4.500% due
             9/15/04 (a)(d)..............................      3,788,400
                                                          --------------

Technology -- 4.5%
 70,000,000 CIENA Corp., 3.750% due 2/1/08...............     49,000,000
                                                          --------------
            TOTAL CONVERTIBLE CORPORATE
            BONDS (Cost -- $78,901,735)..................     64,026,775
                                                          --------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Capital Fund
--------------------------------------------------------------------------------

      Face
     Amount                          Security                        Value
-------------------------------------------------------------------------------
CORPORATE BONDS -- 5.0%

Communications -- 2.7%
                   Charter Communications Holdings LLC:
       $11,000,000  8.250% due 4/1/07........................... $    4,950,000
        19,000,000  10.750% due 10/1/09 (b).....................      8,692,500
                   NTL Inc.:
         9,265,000  10.000% due 2/15/07 (d).....................        926,500
        34,375,000  Zero coupon until 4/1/03, 9.750%
                      thereafter, due 4/1/08 (d)................      2,921,875
        11,185,000  Zero coupon until 10/1/03, 12.375%
                      thereafter, due 10/1/08 (d)...............        894,800
                   United Pan-Europe Communications N.V.:
        14,500,000  10.875% due 8/1/09 (a)(d)...................      1,160,000
         5,000,000  11.250% due 2/1/10 (d)......................        400,000
        82,414,000  Zero coupon until 8/1/04, 12.500%
                      thereafter, due 8/1/09 (d)................      5,356,910
        48,795,000  Zero coupon until 11/1/04, 13.375%
                      thereafter, due 11/1/09 (d)...............      3,171,675
        10,244,000  Zero coupon until 2/1/05, 13.750%
                      thereafter, due 2/1/10 (d)................        665,860
                                                                 --------------
                                                                     29,140,120
                                                                 --------------

Consumer Cyclicals -- 0.7%
                   Kmart Corp.:
        34,825,000  8.375% due 12/1/04 (d)......................      5,049,625
        20,000,000  9.875% due 6/15/08 (d)(e)...................      3,000,000
                                                                 --------------
                                                                      8,049,625
                                                                 --------------

Healthcare -- 0.5%
        10,000,000 Athena Neurosciences Finance LLC, 7.250% due
                    2/21/08.....................................      5,500,000
                                                                 --------------

Technology -- 1.1%
                   Lucent Technologies Inc.:
         1,300,000  7.250% due 7/15/06..........................        741,000
        17,750,000  5.500% due 11/15/08.........................      8,963,750
         5,000,000  6.450% due 3/15/29..........................      2,225,000
                                                                 --------------
                                                                     11,929,750
                                                                 --------------
                   TOTAL CORPORATE BONDS (Cost -- $95,859,457)..     54,619,495
                                                                 --------------
DEBTOR-IN-POSSESSION CREDIT AND GUARANTY AGREEMENT -- 1.4%

Communications -- 1.4%
        15,000,000 NTL Inc., Term Loan Notes, 12.000% due
                    12/1/10 (Cost -- $15,000,000)...............     15,000,000
                                                                 --------------

    Contracts
------------------
PURCHASED PUT OPTIONS (a) -- 0.0%
               250 S&P 500 Index, Expires 1/18/03, exercise
                    price $875 (Cost -- $349,500)...............        437,500
                                                                 --------------
                   SUB-TOTAL
                   INVESTMENTS (Cost -- $1,196,986,443).........    946,867,913
                                                                 --------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Capital Fund
--------------------------------------------------------------------------------

   Face
  Amount                      Security                        Value
------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 13.3%
$48,296,000 Greenwich Capital Markets, Inc., 1.100% due
             1/2/03; Proceeds at
             maturity -- $48,298,951; (Fully
             collateralized by U.S. Treasury Notes,
             1.750% due 12/31/04; Market
             value -- $49,281,898)....................... $   48,296,000
 48,296,000 J.P. Morgan Chase Securities Inc., 1.000%
             due 1/2/03; Proceeds at
             maturity -- $48,298,683; (Fully
             collateralized by U.S. Treasury Bonds,
             7.125% due 2/15/23; Market
             value -- $49,261,859).......................     48,296,000
 48,296,000 State Street Bank and Trust Co., 1.050% due
             1/2/03; Proceeds at
             maturity -- $48,298,817; (Fully
             collateralized by U.S. Treasury Notes and
             Bonds, 1.750% to 5.250% due 12/31/04 to
             2/15/29; Market value -- $49,266,806).......     48,296,000
                                                          --------------
            TOTAL REPURCHASE
            AGREEMENTS (Cost -- $144,888,000)............    144,888,000
                                                          --------------
            TOTAL
            INVESTMENTS -- 100% (Cost -- $1,341,874,443*) $1,091,755,913
                                                          ==============

--------
(a)Non-income producing security.
(b)All or a portion of this security is on loan (See Notes 1 and 3).
(c)Security valued in accordance with fair valuation procedures.
(d)Security is currently in default.
(e)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 * Aggregate cost for Federal income tax purposes is $1,351,067,443.


   Abbreviation used in this schedule:
   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers All Cap Value Fund
--------------------------------------------------------------------------------

Shares                      Security                          Value
----------------------------------------------------------------------
COMMON STOCK -- 97.6%

Consumer Discretionary -- 18.4%
 7,000 AOL Time Warner Inc. (a)(b)........................ $    91,700
 5,413 Cablevision Systems - New York Group, Class A
        Shares (a)(b).....................................      90,614
 7,600 Carnival Corp. (b).................................     189,620
 2,600 Comcast Corp., Class A Shares (a)(b)...............      58,734
 2,700 Eastman Kodak Co. (b)..............................      94,608
 6,000 Fleetwood Enterprises Inc. (a)(b)..................      47,100
 7,000 Hasbro Inc.........................................      80,850
 3,100 The Home Depot, Inc................................      74,276
17,000 Liberty Media Corp. (a)............................     151,980
 5,200 Mattel Inc.........................................      99,580
 9,500 McDonald's Corp....................................     152,760
 5,000 Metro Goldwyn Mayer Inc. (a)(b)....................      65,000
 3,000 The News Corp. Ltd. ADR (b)........................      78,750
12,000 The Walt Disney Co.................................     195,720
                                                           -----------
                                                             1,471,292
                                                           -----------

Energy -- 6.5%
   700 Amerada Hess Corp..................................      38,535
 3,200 Anadarko Petroleum Corp............................     153,280
 2,000 Chevron Texaco Corp................................     132,960
 1,870 ConocoPhillips.....................................      90,489
 4,400 Global SantaFe Corp. (b)...........................     107,008
                                                           -----------
                                                               522,272
                                                           -----------

Financial Services -- 20.5%
 6,000 Allstate Corp......................................     221,940
 4,000 Ambac Financial Group, Inc.........................     224,960
 6,300 American Express Co................................     222,705
 3,000 The Bank of New York Cos., Inc.....................      71,880
 2,000 Bank One Corp......................................      73,100
 1,600 The Chubb Corp.....................................      83,520
13,000 CNA Surety Corp....................................     102,050
 3,200 Countrywide Financial Corp.........................     165,280
 1,800 The Hartford Financial Services Group, Inc.........      81,774
 3,300 MBIA Inc. (b)......................................     144,738
 1,900 MGIC Investment Corp. (b)..........................      78,470
 4,900 The St. Paul Cos., Inc. (b)........................     166,845
                                                           -----------
                                                             1,637,262
                                                           -----------

Healthcare -- 9.4%
 2,700 Abbott Laboratories................................     108,000
15,000 Aphton Corp. (a)...................................      58,350
 4,700 Bentley Pharmaceuticals Inc. (a)...................      37,835
 3,000 Bristol-Myers Squibb Co............................      69,450
 4,000 Enzo Biochem, Inc. (a)(b)..........................      56,000
 2,000 Pfizer Inc.........................................      61,140
 5,000 Pharmacia Corp.....................................     209,000
 4,800 Schering-Plough Corp...............................     106,560
 1,200 Wyeth (b)..........................................      44,880
                                                           -----------
                                                               751,215
                                                           -----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers All Cap Value Fund
--------------------------------------------------------------------------------

Shares                      Security                         Value
---------------------------------------------------------------------

Industrials -- 8.2%
 2,000 Emerson Electric Co................................ $  101,700
 3,500 Honeywell International Inc........................     84,000
 1,100 Ingersoll-Rand Co. Ltd.............................     47,366
 5,000 Pall Corp. (b).....................................     83,400
 5,000 Raytheon Co. (b)...................................    153,750
   300 Sabre Holdings Corp. (a)...........................      5,433
 8,000 Waste Management, Inc..............................    183,360
                                                           ----------
                                                              659,009
                                                           ----------

Information Technology -- 18.2%
10,300 3com Corp. (a).....................................     47,689
 9,100 Agilent Technologies, Inc. (a)(b)..................    163,436
 3,000 Electronics For Imaging Inc. (a)...................     48,783
 3,000 Flextronics International Ltd. (a).................     24,570
 5,700 Hewlett Packard Co.................................     98,952
 7,000 Intel Corp.........................................    108,990
 1,200 International Business Machines Corp...............     93,000
11,200 Lattice Semiconductor Corp. (a)(b).................     98,224
12,000 LSI Logic Corp. (a)(b).............................     69,240
25,000 Lucent Technologies Inc. (a)(b)....................     31,500
11,300 Micromuse Inc. (a).................................     43,166
 5,900 Motorola, Inc......................................     51,035
 5,000 Nokia Corp.........................................     77,500
10,000 RealNetworks, Inc. (a)(b)..........................     38,100
 7,000 Register.com Inc. (a)..............................     31,500
 5,200 Scientific-Atlanta Inc. (b)........................     61,672
25,000 Solectron Corp. (a)(b).............................     88,750
 9,400 Taiwan Semiconductor Manufacturing Co. Ltd. (a)....     66,270
 7,400 Texas Instruments Inc..............................    111,074
10,500 Unisys Corp. (a)...................................    103,950
                                                           ----------
                                                            1,457,401
                                                           ----------

Materials -- 11.2%
 8,500 Alcoa Inc..........................................    193,630
10,000 Brush Engineered Materials Inc. (a)(b).............     55,000
 3,700 Cabot Corp.........................................     98,198
 3,100 The Dow Chemical Co................................     92,070
 7,600 Engelhard Corp.....................................    169,860
   852 Monsanto Co........................................     16,401
 5,000 Smurfit Stone Container Corp. (a)(b)...............     76,955
 1,100 Vulcan Materials Co................................     41,250
 3,100 Weyerhaeuser Co. (b)...............................    152,551
                                                           ----------
                                                              895,915
                                                           ----------

Telecommunication Services -- 4.6%
 4,300 Ericsson LM Telefonaktiebolaget (a)(b).............     28,982
 6,000 Nippon Telegraph & Telephone Corp. (b).............    105,960
 5,000 SBC Communications Inc.............................    135,550
 5,200 Sprint Corp. (a)(b)................................     22,776
 4,300 Vodafone Group PLC (b).............................     77,916
                                                           ----------
                                                              371,184
                                                           ----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers All Cap Value Fund
--------------------------------------------------------------------------------

 Shares                       Security                         Value
-----------------------------------------------------------------------

Utilities -- 0.6%
   2,500 Duke Energy Corp. (b) ............................. $   48,850
                                                             ----------
         TOTAL COMMON STOCK (Cost -- $9,676,150)............  7,814,400
                                                             ----------
  Face
 Amount
--------
REPURCHASE AGREEMENT -- 2.4%
$193,000 Merrill Lynch & Co., Inc., 1.050% due 1/2/03;
          Proceeds at maturity -- $193,011; (Fully
          collateralized by Federal Home Loan Bank Notes,
          6.000% due 10/24/17; Market value --
          $196,860) (Cost -- $193,000)......................    193,000
                                                             ----------
         TOTAL INVESTMENTS -- 100% (Cost -- $9,869,150*) ... $8,007,400
                                                             ==========

--------
(a)Non-income producing security.
(b)All or a portion of this security is on loan (See Notes 1 and 3).
 * Aggregate cost for Federal income tax purposes is $9,876,998.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Large Cap Growth Fund
--------------------------------------------------------------------------------

Shares                      Security                          Value
----------------------------------------------------------------------
COMMON STOCK -- 99.5%
Commercial Services -- 4.6%
 1,900 Automatic Data Processing, Inc..................... $    74,575
 1,440 The BISYS Group, Inc. (a)(b).......................      22,896
   500 Cintas Corp. (b)...................................      22,875
 3,190 Concord EFS, Inc. (a)(b)...........................      50,211
   840 The McGraw-Hill Cos., Inc..........................      50,770
 2,645 Paychex, Inc. (b)..................................      73,796
                                                           -----------
                                                               295,123
                                                           -----------
Consumer Cyclicals -- 13.8%
 1,030 Abercrombie & Fitch Co., Class A Shares (a)(b).....      21,074
 1,180 American Eagle Outfitters, Inc. (a)(b).............      16,260
 1,210 Bed Bath & Beyond Inc. (a).........................      41,781
   520 Best Buy Co., Inc. (a)(b)..........................      12,558
 1,010 CDW Computer Centers, Inc. (a)(b)..................      44,288
 5,820 The Home Depot, Inc................................     139,447
   870 Kohl's Corp. (a)(b)................................      48,676
   530 Liz Claiborne, Inc. (b)............................      15,715
 1,300 Lowe's Cos., Inc...................................      48,750
   270 Ross Stores, Inc. (b)..............................      11,445
 3,130 The TJX Cos., Inc. (b).............................      61,098
 3,370 Walgreen Co........................................      98,370
 6,590 Wal-Mart Stores, Inc...............................     332,861
                                                           -----------
                                                               892,323
                                                           -----------
Consumer Non-Cyclicals -- 13.2%
   370 Alberto-Culver Co., Class B Shares (b).............      18,648
 1,410 Anheuser-Busch Cos., Inc...........................      68,244
 4,970 The Coca-Cola Co...................................     217,785
 3,870 PepsiCo, Inc.......................................     163,391
 3,310 Philip Morris Cos., Inc. (c).......................     134,154
 2,220 The Procter & Gamble Co. (b).......................     190,787
 2,020 Sysco Corp. (b)....................................      60,176
                                                           -----------
                                                               853,185
                                                           -----------
Drugs -- 21.9%
 3,340 Abbott Laboratories................................     133,600
   880 AmerisourceBergen Corp.............................      47,793
 1,440 Bristol-Myers Squibb Co............................      33,336
 1,395 Cardinal Health, Inc...............................      82,570
 1,690 Eli Lilly & Co. (b)................................     107,315
 5,330 Johnson & Johnson..................................     286,274
 3,210 Merck & Co., Inc...................................     181,718
11,215 Pfizer Inc.........................................     342,843
 2,050 Pharmacia Corp.....................................      85,690
 2,940 Wyeth..............................................     109,956
                                                           -----------
                                                             1,411,095
                                                           -----------
Finance -- 9.8%
 2,700 American Express Co................................      95,445
 2,540 Fannie Mae.........................................     163,398
 1,240 Fifth Third Bancorp (b)............................      72,602
 1,660 Freddie Mac (b)....................................      98,023
 3,545 MBNA Corp..........................................      67,426


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Large Cap Growth Fund
--------------------------------------------------------------------------------

Shares                       Security                         Value
----------------------------------------------------------------------
Finance -- 9.8% (continued)
  1,320 Northern Trust Corp. (b)........................... $   46,266
  2,320 State Street Corp..................................     90,480
                                                            ----------
                                                               633,640
                                                            ----------
Healthcare -- 6.4%
  2,930 Amgen Inc. (a).....................................    141,636
  1,060 Biomet, Inc........................................     30,380
  2,630 Health Management Associates, Inc., Class A Shares
         (b)...............................................     47,077
  3,280 Medtronic, Inc.....................................    149,568
    380 Techne Corp. (a)(b)................................     10,856
    460 WellPoint Health Networks Inc. (a).................     32,734
                                                            ----------
                                                               412,251
                                                            ----------
Industrials -- 7.3%
    670 3M Co..............................................     82,611
    330 General Dynamics Corp. (b).........................     26,192
 14,990 General Electric Co................................    365,006
                                                            ----------
                                                               473,809
                                                            ----------
Semiconductor -- 4.7%
 10,210 Intel Corp.........................................    158,970
  2,890 Linear Technology Corp.............................     74,331
  2,030 Maxim Integrated Products, Inc.....................     67,071
                                                            ----------
                                                               300,372
                                                            ----------
Technology -- 17.3%
  1,720 Adobe Systems Inc..................................     42,658
 11,590 Cisco Systems, Inc. (a)............................    151,829
  4,170 Dell Computer Corp. (a)............................    111,506
  2,570 International Business Machines Corp...............    199,175
  8,760 Microsoft Corp. (a)................................    452,892
  3,170 Network Appliance, Inc. (a)(b).....................     31,700
 11,490 Oracle Corp. (a)...................................    124,092
                                                            ----------
                                                             1,113,852
                                                            ----------
Transportation -- 0.5%
    880 Expeditors International of Washington, Inc. (b)...     28,732
                                                            ----------
        TOTAL COMMON STOCK (Cost -- $7,598,556)............  6,414,382
                                                            ----------
 Face
Amount
-------
REPURCHASE AGREEMENT -- 0.5%
$34,000 State Street Bank and Trust Co., 1.050% due
         1/2/03; Proceeds at maturity -- $34,002; (Fully
         collateralized by U.S. Treasury Notes, 7.000% due
         7/15/06; Market
         value -- $35,775) (Cost -- $34,000)...............     34,000
                                                            ----------
        TOTAL INVESTMENTS -- 100% (Cost -- $7,632,556*).... $6,448,382
                                                            ==========

--------
(a)Non-income producing security.
(b)All or a portion of this security is on loan (See Notes 1 and 3).
(c)Subsequent to the reporting period, on January 27, 2003, the company changed its name to Altria Group, Inc.
 * Aggregate cost for Federal income tax purposes is $7,958,274.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)



Salomon Brothers Large Cap Core Equity Fund
--------------------------------------------------------------------------------

Shares                           Security                              Value
-------------------------------------------------------------------------------
COMMON STOCK -- 98.2%

Basic Industries -- 2.6%
    730 Alcan Inc................................................... $   21,550
  2,920 Alcoa Inc...................................................     66,518
    630 Barrick Gold Corp. (a)......................................      9,708
  1,040 PolyOne Corp................................................      4,077
    940 Smurfit-Stone Container Corp. (a)(b)........................     14,467
                                                                     ----------
                                                                        116,320
                                                                     ----------

Capital Goods -- 7.0%
    630 The Boeing Co...............................................     20,784
    420 Cummins Inc. (a)............................................     11,815
    420 Danaher Corp. (a)...........................................     27,594
    840 Deere & Co..................................................     38,514
    100 General Dynamics Corp. (a)..................................      7,937
  3,130 General Electric Co.........................................     76,216
    210 Lockheed Martin Corp........................................     12,127
    940 Navistar International Corp. (a)............................     22,851
    570 PACCAR Inc. (a).............................................     26,294
  2,190 Tyco International Ltd. (a).................................     37,405
    420 United Technologies Corp....................................     26,015
                                                                     ----------
                                                                        307,552
                                                                     ----------

Communications -- 4.8%
    310 AT&T Corp. (a)..............................................      8,094
  8,850 AT&T Wireless Services Inc. (a)(b)..........................     50,003
    838 Comcast Corp., Class A Shares (a)(b)........................     19,752
    830 Comcast Corp., Special Class A Shares (a)(b)................     18,750
  2,920 Verizon Communications Inc..................................    113,150
                                                                     ----------
                                                                        209,749
                                                                     ----------

Consumer Cyclicals -- 10.8%
    630 Best Buy Co., Inc. (a)(b)...................................     15,215
  1,250 Circuit City Stores - Circuit City Group (a)................      9,275
  3,130 Costco Wholesale Corp. (b)..................................     87,828
    730 Ecolab Inc. (a).............................................     36,135
  2,400 Federated Department Stores, Inc. (b).......................     69,024
    210 First Data Corp.............................................      7,436
    710 Fortune Brands, Inc.........................................     33,022
  2,290 The Home Depot, Inc.........................................     54,868
  1,770 MGM MIRAGE (a)(b)...........................................     58,357
  2,400 Paychex, Inc. (a)...........................................     66,960
    630 SPX Corp. (a)(b)............................................     23,593
    400 Target Corp.................................................     11,860
                                                                     ----------
                                                                        473,573
                                                                     ----------

Consumer Non-Cyclicals -- 12.8%
    420 Avon Products, Inc..........................................     22,625
    830 The Estee Lauder Cos. Inc. (a)..............................     21,912
  1,150 General Mills, Inc. (a).....................................     53,992
    730 Kimberly-Clark Corp.........................................     34,653
    940 Kraft Foods Inc. (a)........................................     36,594
  3,794 Liberty Media Corp., Class A Shares (b).....................     33,918


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Large Cap Core Equity Fund
--------------------------------------------------------------------------------

 Shares                           Security                              Value
--------------------------------------------------------------------------------

Consumer Non-Cyclicals -- 12.8% (continued)
   5,420 The News Corp. Ltd. ADR (a)................................. $  122,763
   2,190 PepsiCo, Inc................................................     92,462
   1,250 Phillip Morris Cos. Inc. (c)................................     50,663
     210 The Procter & Gamble Co.....................................     18,047
   2,290 Safeway Inc. (b)............................................     53,494
     320 Unilever PLC ADR............................................     19,747
                                                                      ----------
                                                                         560,870
                                                                      ----------

Energy -- 7.2%
   1,150 Consolidated Edison, Inc. (a)...............................     49,243
   4,060 Exxon Mobil Corp............................................    141,856
     310 Royal Dutch Petroleum Co., NY Shares (a)....................     13,646
   1,150 Total Fina Elf S.A. ADR.....................................     82,225
   1,350 Transocean Inc. (b).........................................     31,320
                                                                      ----------
                                                                         318,290
                                                                      ----------

Financial Services -- 19.0%
     420 American Express Co.........................................     14,847
   2,500 American International Group, Inc...........................    144,625
   1,350 Bank of America Corp........................................     93,920
   3,230 The Bank of New York Co., Inc...............................     77,391
   1,350 Bank One Corp...............................................     49,343
      11 Berkshire Hathaway Inc., Class B Shares (a)(b)..............     26,653
   1,460 FleetBoston Financial Corp..................................     35,478
     830 Freddie Mac.................................................     49,012
     630 The Goldman Sachs Group, Inc................................     42,903
     730 The Hartford Financial Services Group, Inc..................     33,164
   1,440 J.P. Morgan Chase & Co......................................     34,560
     520 Marsh & McLennan Cos., Inc..................................     24,029
   1,150 Merrill Lynch & Co., Inc....................................     43,642
     420 Morgan Stanley..............................................     16,766
     940 Wachovia Corp...............................................     34,254
     210 Washington Mutual, Inc......................................      7,251
   1,880 Wells Fargo & Co............................................     88,116
     210 XL Capital Ltd., Class A Shares.............................     16,223
                                                                      ----------
                                                                         832,177
                                                                      ----------

Healthcare -- 14.8%
   1,210 Amgen Inc. (b)..............................................     58,491
   1,250 Applera Corp. (a)...........................................     21,925
     730 Cephalon, Inc. (a)(b).......................................     35,528
     830 Eli Lilly & Co..............................................     52,705
   1,150 HCA Inc. (a)................................................     47,725
     520 Johnson & Johnson...........................................     27,929
     420 MedImmune, Inc. (a)(b)......................................     11,411
     730 Novartis AG ADR (a).........................................     26,813
   3,750 Pfizer Inc..................................................    114,638
   1,350 Pharmacia Corp..............................................     56,430
     830 Schering-Plough Corp. (a)...................................     18,426
     630 St. Jude Medical, Inc. (a)(b)...............................     25,024
   3,130 Teva Pharmaceutical Industries Ltd. ADR (a).................    120,849
     820 Wyeth (a)...................................................     30,668
                                                                      ----------
                                                                         648,562
                                                                      ----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Large Cap Core Equity Fund
--------------------------------------------------------------------------------

Shares                       Security                         Value
----------------------------------------------------------------------

Real Estate Investment Trust -- 0.3%
    420 iStar Financial Inc................................ $   11,781
                                                            ----------

Technology -- 15.4%
  6,350 ADC Telecommunications, Inc. (b)...................     13,271
  1,770 BEA Systems, Inc. (a)(b)...........................     20,302
  3,540 BMC Software, Inc. (b).............................     60,569
    940 Celestica Inc. (a)(b)..............................     13,254
  1,560 CIENA Corp. (a)(b).................................      8,018
  3,130 Cisco Systems, Inc. (b)............................     41,003
  3,230 Comverse Technology, Inc. (b)......................     32,365
  2,290 Dell Computer Corp. (b)............................     61,235
  1,770 EMC Corp. (b)......................................     10,868
  3,130 Intel Corp.........................................     48,734
    420 Linear Technology Corp.............................     10,802
  3,330 Microsoft Corp. (b)................................    172,161
  4,790 Nokia Oyj ADR......................................     74,245
  2,980 Oracle Corp. (b)...................................     32,184
  1,350 STMicroelectronics N.V., NY Shares (a).............     26,338
  8,330 Sun Microsystems, Inc. (b).........................     25,906
  1,350 Teradyne, Inc. (b).................................     17,565
    310 VERITAS Software Corp. (b).........................      4,842
                                                            ----------
                                                               673,662
                                                            ----------

Transportation -- 1.0%
  1,030 Canadian National Railway Co.......................     42,807
                                                            ----------

Utilities -- 2.5%
    520 Exelon Corp........................................     27,440
    500 Progress Energy, Inc...............................     21,675
  2,080 The Southern Co. (a)...............................     59,051
                                                            ----------
                                                               108,166
                                                            ----------
        TOTAL COMMON STOCK (Cost -- $4,891,401)............  4,303,509
                                                            ----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Large Cap Core Equity Fund
--------------------------------------------------------------------------------

 Face
Amount                       Security                         Value
----------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 1.8%

Technology -- 0.3%
$15,000 Teradyne, Inc., 3.750% due 10/15/06 (a)(d)......... $   13,519
                                                            ----------

Telecommunications and Utilities -- 1.5%
 57,000 Bell Atlantic Financial Services, 5.750% due 4/1/03     57,770
 15,000 NTL Communications Corp., 6.750% due 5/15/08 (e)...      2,025
 27,000 NTL (Delaware), Inc., 5.750% due 12/15/09 (e)......      4,725
                                                            ----------
                                                                64,520
                                                            ----------
        TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $86,531)     78,039
                                                            ----------
        TOTAL INVESTMENTS -- 100% (Cost -- $4,977,932*).... $4,381,548
                                                            ==========

--------
(a)All or a portion of this security is on loan (See Notes 1 and 3).
(b)Non-income producing security.
(c)Subsequent to the reporting period, on January 27, 2003, the company changed its name to Altria Group, Inc.
(d)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e)Security is currently in default.
 * Aggregate cost for Federal income tax purposes is $5,014,856.

   Abbreviation used in this schedule:
   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Investors Value Fund
--------------------------------------------------------------------------------

  Shares                  Security                      Value
------------------------------------------------------------------
COMMON STOCK-- 98.1%

Basic Industries -- 4.0%
  731,700 Alcoa Inc................................ $   16,668,126
  363,500 The Dow Chemical Co......................     10,795,950
  393,100 International Paper Co...................     13,746,707
                                                    --------------
                                                        41,210,783
                                                    --------------

Capital Goods -- 2.9%
  627,400 Honeywell International Inc..............     15,057,600
  244,000 United Technologies Corp.................     15,113,360
                                                    --------------
                                                        30,170,960
                                                    --------------

Communications Services -- 8.0%
  435,140 AT&T Corp................................     11,361,506
2,900,500 AT&T Wireless Services Inc. (a)..........     16,387,825
  431,290 Comcast Corp., Class A Shares............     10,165,505
  336,000 Comcast Corp., Special Class A Shares (b)      7,590,240
  457,500 SBC Communications Inc...................     12,402,825
  635,000 Verizon Communications Inc...............     24,606,250
                                                    --------------
                                                        82,514,151
                                                    --------------

Consumer Cyclicals -- 8.5%
  368,400 Costco Wholesale Corp. (a)...............     10,337,304
  440,000 Federated Department Stores, Inc. (a)....     12,654,400
  230,500 Fortune Brands, Inc......................     10,720,555
  958,600 The Gap, Inc.............................     14,877,472
  619,000 The Home Depot, Inc......................     14,831,240
  284,816 MGM MIRAGE (a)(b)........................      9,390,384
  529,300 Target Corp..............................     15,879,000
                                                    --------------
                                                        88,690,355
                                                    --------------

Consumer Non-Cyclicals -- 14.3%
   53,700 Comerica, Inc............................      2,321,988
  181,700 General Mills, Inc.......................      8,530,815
  373,200 Kimberly-Clark Corp......................     17,715,804
1,983,667 Liberty Media Corp., Class A Shares......     17,733,983
  978,000 McDonald's Corp..........................     15,726,240
  901,000 The News Corp. Ltd. ADR..................     20,407,650
  512,200 Philip Morris Cos. Inc. (c)..............     20,759,466
  342,600 R.J. Reynolds Tobacco Holdings, Inc. (b).     14,426,886
  812,000 Safeway Inc. (a).........................     18,968,320
  358,100 The St. Paul Cos., Inc...................     12,193,305
                                                    --------------
                                                       148,784,457
                                                    --------------

Energy -- 10.0%
  297,400 BP PLC...................................     12,089,310
  297,600 Burlington Resources Inc.................     12,692,640
  199,500 ChevronTexaco Corp.......................     13,262,760
  277,757 ConocoPhillips...........................     13,440,661
  340,000 Marathon Oil Corp........................      7,238,600
  333,300 Royal Dutch Petroleum Co.................     14,671,866


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Investors Value Fund
--------------------------------------------------------------------------------

  Shares                      Security                        Value
------------------------------------------------------------------------

Energy -- 10.0% (continued)
   209,700 Total Fina Elf S.A. ADR (b)................... $   14,993,550
   608,500 Transocean Sedco Forex Inc. (a)...............     14,117,200
                                                          --------------
                                                             102,506,587
                                                          --------------

Financial Services -- 25.0%
   459,600 American Express Co...........................     16,246,860
   315,500 American International Group, Inc.............     18,251,675
   193,800 Bank of America Corp..........................     13,482,666
   683,400 The Bank of New York Co., Inc.................     16,374,264
   207,700 Federal Home Loan Mortgage Corp...............     12,264,685
   572,400 FleetBoston Financial Corp....................     13,909,320
   201,000 The Goldman Sachs Group, Inc..................     13,688,100
   157,500 The Hartford Financial Services Group, Inc....      7,155,225
   625,700 J.P. Morgan Chase & Co........................     15,016,800
   742,300 MBNA Corp.....................................     14,118,546
   448,100 Merrill Lynch & Co., Inc......................     17,005,395
   383,500 Morgan Stanley................................     15,309,320
   804,500 U.S. Bancorp..................................     17,071,490
   420,100 Wachovia Corp.................................     15,308,444
   662,500 Waddell & Reed Financial, Inc., Class A Shares     13,031,375
   420,400 Washington Mutual, Inc........................     14,516,412
   305,000 Wells Fargo & Co..............................     14,295,350
   158,500 XL Capital Ltd................................     12,244,125
                                                          --------------
                                                             259,290,052
                                                          --------------

Healthcare -- 8.5%
   365,300 HCA Inc.......................................     15,159,950
    53,000 Pfizer Inc....................................      1,620,210
   665,700 Pharmacia Corp................................     27,826,260
   865,800 Schering-Plough Corp..........................     19,220,760
   532,000 Tenet Healthcare Corp.........................      8,724,800
   419,000 Wyeth.........................................     15,670,600
                                                          --------------
                                                              88,222,580
                                                          --------------

Real Estate Investment Trust -- 1.6%
   653,700 Equity Office Properties Trust................     16,329,426
                                                          --------------

Technology -- 14.1%
 1,000,000 3Com Corp. (a)................................      4,630,000
   911,948 Agere Systems Inc., Class B Shares (a)........      1,276,727
 1,346,200 Comverse Technology, Inc. (a).................     13,488,924
 1,308,100 Hewlett-Packard Co............................     22,708,616
    95,300 Intel Corp....................................      1,483,821
   106,500 International Business Machines Corp..........      8,253,750
14,674,800 Lucent Technologies Inc. (b)..................     18,490,248
   773,000 Micron Technology, Inc. (a)...................      7,529,020
 1,287,500 Motorola, Inc.................................     11,136,875
   730,400 National Semiconductor Corp. (a)..............     10,963,304
 1,225,300 Nokia Oyj ADR.................................     18,992,150
 3,585,900 Solectron Corp................................     12,729,945
 4,667,200 Sun Microsystems, Inc. (a)....................     14,514,992
                                                          --------------
                                                             146,198,372
                                                          --------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Investors Value Fund
--------------------------------------------------------------------------------

  Shares                        Security                           Value
-----------------------------------------------------------------------------

Utilities -- 1.2%
    262,000 Progress Energy, Inc.............................. $   11,357,700
    100,200 Xcel Energy, Inc. (b).............................      1,102,200
                                                               --------------
                                                                   12,459,900
                                                               --------------
            TOTAL COMMON STOCK (Cost -- $1,076,837,906).......  1,016,377,623
                                                               --------------
PREFERRED STOCK -- 0.7%
    174,500 Ford Motor Co., Capital Trust II
             (Cost -- $8,480,455).............................      7,128,325
                                                               --------------

   Face
  Amount
-----------
CONVERTIBLE CORPORATE BOND -- 0.3%
$13,738,000 Charter Communications Inc., 5.750% due 10/15/05
             (Cost -- $7,377,158).............................      3,022,360
                                                               --------------
            SUB-TOTAL INVESTMENTS (Cost -- $1,092,695,519)....  1,026,528,308
                                                               --------------
REPURCHASE AGREEMENT -- 0.9%
  9,606,000 State Street Bank and Trust Co., 1.050% due
             1/2/03; Proceeds at
             maturity -- $9,606,560; (Fully collateralized by
             U.S. Treasury Bonds, 9.250% due 2/15/16; Market
             value -- $9,798,525) (Cost -- $9,606,000)........      9,606,000
                                                               --------------
            TOTAL
            INVESTMENTS -- 100% (Cost -- $1,102,301,519*)..... $1,036,134,308
                                                               ==============

--------
(a)Non-income producing security.
(b)All or a portion of this security is on loan (See Notes 1 and 3).
(c)Subsequent to the reporting period, on January 27, 2003, the company changed its name to Altria Group, Inc.
 * Aggregate cost for Federal income tax purposes is $1,104,532,838.

   Abbreviation used in this schedule:
   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

Shares                      Security                          Value
----------------------------------------------------------------------
COMMON STOCK -- 48.4%

Basic Industries -- 0.9%
35,900 The Home Depot, Inc................................ $   860,164
 4,310 Indesco International, Inc.........................      23,705
                                                           -----------
                                                               883,869
                                                           -----------

Capital Goods -- 1.4%
34,000 General Electric Co................................     827,900
 5,341 Monsanto Co........................................     102,814
 7,400 United Technologies Corp...........................     458,356
                                                           -----------
                                                             1,389,070
                                                           -----------

Communications -- 2.2%
 6,470 Comcast Corp.......................................     152,498
87,200 The News Corp. Ltd. ADR............................   1,975,080
                                                           -----------
                                                             2,127,578
                                                           -----------

Consumer Cyclicals -- 0.2%
28,868 Fine Host Corp. (a)(b).............................     245,378
                                                           -----------

Consumer Non-Cyclicals -- 2.9%
 6,200 Avon Products, Inc.................................     333,994
13,000 The Coca-Cola Co...................................     569,660
 4,466 Del Monte Foods Co.................................      34,388
10,000 H.J. Heinz Co......................................     328,700
23,700 The Kroger Co......................................     366,165
 6,000 McDonald's Corp....................................      96,480
 8,000 PepsiCo, Inc.......................................     337,760
33,800 Safeway Inc. (a)...................................     789,568
                                                           -----------
                                                             2,856,715
                                                           -----------

Energy -- 7.6%
20,436 BP Amoco PLC.......................................     830,723
 7,392 ChevronTexaco Corp.................................     491,420
66,000 Exxon Mobil Corp. (d)..............................   2,306,040
35,000 Halliburton Co.....................................     654,850
25,000 Kerr-McGee Corp....................................   1,070,000
12,800 Royal Dutch Petroleum Co., NY Shares...............     563,456
16,000 Schlumberger Ltd...................................     673,440
60,000 Suncor Energy, Inc.................................     940,200
                                                           -----------
                                                             7,530,129
                                                           -----------

Financial Services -- 7.7%
12,500 American Express Co................................     441,875
14,600 American International Group Inc...................     844,610
 9,000 Bank of America Corp...............................     626,130
52,400 Bank of New York Co., Inc..........................   1,255,504
   466 Berkshire Hathaway Inc., Class B Shares (a)(c).....   1,129,118
18,000 The Chubb Corp.....................................     939,600
64,500 J.P. Morgan Chase & Co.............................   1,548,000
22,700 Merrill Lynch & Co., Inc...........................     861,465
                                                           -----------
                                                             7,646,302
                                                           -----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

Shares                      Security                          Value
----------------------------------------------------------------------

Healthcare -- 5.3%
 6,000 Bausch & Lomb Inc.................................. $   216,000
16,300 Johnson & Johnson..................................     875,473
 8,000 Merck & Co., Inc...................................     452,880
43,700 Pfizer Inc.........................................   1,335,909
31,310 Pharmacia Corp.....................................   1,308,758
27,000 Wyeth..............................................   1,009,800
                                                           -----------
                                                             5,198,820
                                                           -----------

Manufacturing -- 1.3%
55,800 Alcoa Inc..........................................   1,271,124
 2,028 Axiohm Transaction Solution, Inc. (a)..............           0
                                                           -----------
                                                             1,271,124
                                                           -----------

Real Estate Investment Trust -- 9.0%
67,500 Arden Realty, Inc..................................   1,495,125
35,000 Bedford Property Investors, Inc....................     899,150
55,000 Brandywine Realty Trust............................   1,199,550
45,000 Duke-Weeks Realty Corp.............................   1,145,250
75,000 Mid-Atlantic Realty Trust..........................   1,305,000
84,000 New Plan Excel Realty Trust........................   1,603,560
18,000 Prentiss Properties Trust..........................     509,040
35,000 Reckson Associates Realty Corp.....................     736,750
                                                           -----------
                                                             8,893,425
                                                           -----------

Technology -- 3.4%
15,900 Dell Computer Corp. (a)............................     425,166
18,722 Hewlett-Packard Co.................................     325,014
31,000 International Business Machines Corp...............   2,402,500
29,000 Motorola, Inc......................................     250,850
                                                           -----------
                                                             3,403,530
                                                           -----------

Telecommunications -- 5.5%
56,400 AOL Time Warner Inc................................     738,840
 4,000 AT&T Corp..........................................     104,440
12,872 AT&T Wireless Services Inc. (a)....................      72,727
59,100 SBC Communications Inc. (d)........................   1,602,201
74,160 Verizon Communications Inc. (d)....................   2,873,700
                                                           -----------
                                                             5,391,908
                                                           -----------

Transportation -- 1.0%
14,000 Canadian National Railway Co.......................     581,840
 6,200 United Parcel Services, Inc., Class B Shares.......     391,096
                                                           -----------
                                                               972,936
                                                           -----------
       TOTAL COMMON STOCK (Cost -- $50,774,836)...........  47,810,784
                                                           -----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

 Shares                        Security                          Value
-------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 0.5%

Technology -- 0.5%
   16,000 Solectron Corp., 7.250%............................ $   187,200
  120,103 UnitedGlobalCom, Inc., Series C, 7.000%............     288,247
                                                              -----------
                                                                  475,447
                                                              -----------

Transportation -- 0.0%
          TCR Holding Corp.:
      321  Class B Shares (a)(b)(f)..........................           0
      177  Class C Shares (a)(b)(f)..........................           0
      466  Class D Shares (a)(b)(f)..........................           0
      964  Class E Shares (a)(b)(f)..........................           1
                                                              -----------
                                                                        1
                                                              -----------
          TOTAL CONVERTIBLE PREFERRED
          STOCK (Cost -- $1,902,170).........................     475,448
                                                              -----------

 Rights
---------
RIGHTS -- 0.0%
  229,655 Contifinancial Corp. (units) (Cost -- $9,034)......       9,043
                                                              -----------

  Face
 Amount
---------
CORPORATE BONDS -- 10.3%

Basic Industries -- 0.5%
$ 150,000 Nexfor Inc., 7.250% due 7/1/12.....................     157,697
  125,000 P&L Coal Holdings Corp., 9.625% due 5/15/08 (a)....     132,656
  200,000 Radnor Holdings Inc., 10.000% due 12/1/03..........     171,000
                                                              -----------
                                                                  461,353
                                                              -----------

Consumer Cyclicals -- 0.3%
  115,000 Cole National Group Inc., 8.625% due 8/15/07.......     109,250
  225,000 HMH Properties, 7.875% due 8/1/08..................     219,375
                                                              -----------
                                                                  328,625
                                                              -----------

Consumer Non-Cyclicals -- 1.6%
  100,000 American Safety Razor Co., 9.875% due 8/1/05.......      83,500
  100,000 Dominion Fiber Ventures LLC, 7.050% due 3/15/05 (e)      97,559
  300,000 H.J. Heinz Finance Co., 6.750% due 3/15/32 (e).....     332,346
  125,000 Harrah's Operating Co., Inc., 7.875% due 12/15/05..     132,813
  130,000 Hines Horticulture, Inc., 12.750% due 10/15/05.....     137,150
  250,000 Home Interiors & Gifts Inc., 10.125% due 6/1/08....     233,750
   25,000 Levi Strauss & Co., 7.000% due 11/1/06.............      21,875
  175,000 North Atlantic Trading Co., 11.000% due 6/15/04....     175,219
  150,000 Park Place Entertainment Corp., 7.875% due 12/15/05     153,000
  200,000 Safeway Inc., 7.250% due 2/1/31....................     227,025
                                                              -----------
                                                                1,594,237
                                                              -----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

  Face
 Amount                        Security                          Value
-------------------------------------------------------------------------

Energy -- 0.2%
 $200,000 Devon Financing Corp. ULC, 6.875% due 9/30/11...... $   223,142
                                                              -----------

Financial/Leasing -- 3.2%
  650,000 Bank of America Corp., 2.228% due 10/22/04.........     652,786
  200,000 General Electric Capital Corp., 6.800% due 11/1/05.     222,642
  325,000 The Goldman Sachs Group, Inc., 6.600% due 1/15/12..     359,742
  250,000 Household Finance Corp., 8.000% due 7/15/10........     282,828
  170,000 International Lease Finance Corp., 6.375% due
           3/15/09...........................................     181,841
  625,000 Standard Chartered Bank, 8.000% due 5/30/31 (e)....     721,786
  700,000 Washington Mutual Financial, 6.875% due 5/15/11....     782,510
                                                              -----------
                                                                3,204,135
                                                              -----------

Manufacturing -- 0.8%
  200,000 Ford Motor Credit Co. 7.875% due 6/15/10...........     201,533
  200,000 General Motors Acceptance Corp., 6.875% due 9/15/11     199,775
  350,000 The Goodyear Tire & Rubber, 8.125% due 3/15/03 (c).     350,211
                                                              -----------
                                                                  751,519
                                                              -----------

Media -- 0.8%
  200,000 CSC Holdings, Inc., 10.500% due 5/15/16............     199,250
  175,000 Rogers Communications, Inc., 8.875% due 7/15/07....     168,000
  350,000 Viacom Inc., 6.625% due 5/15/11....................     396,231
                                                              -----------
                                                                  763,481
                                                              -----------

Services and Other -- 0.6%
  250,000 Allied Waste Industries, Inc., 7.875% due 1/1/09...     247,500
  350,000 Cendant Corp., 7.750% due 12/1/03..................     358,945
                                                              -----------
                                                                  606,445
                                                              -----------

Telecommunication and Utilities -- 0.8%
  350,000 AOL Time Warner, Inc., 7.625% due 4/15/31..........     360,995
  275,000 AT&T Wireless Services, Inc., 8.750% due 3/1/31....     270,332
  250,000 Calpine Corp., 8.750% due 7/15/07..................     110,000
  250,000 NTL Inc., Series B, (zero coupon until 4/1/03,
           9.750% thereafter), due 4/1/08....................      21,250
                                                              -----------
                                                                  762,577
                                                              -----------

Transportation -- 0.8%
  200,000 The Holt Group, 9.750% due 1/15/06 (a)(f)..........       7,250
  150,000 Teekay Shipping Corp., 8.320% due 2/1/08...........     154,688
  617,322 US Airways, Inc., 7.890% due 9/1/20 (f)............     645,975
                                                              -----------
                                                                  807,913
                                                              -----------

Utilities -- 0.7%
  500,000 The AES Corp., 4.500% due 8/15/05 (c)..............     220,625
  600,000 The Williams Cos., Inc., Series A, 6.750% due
           1/15/06 (g).......................................     423,000
                                                              -----------
                                                                  643,625
                                                              -----------
          TOTAL CORPORATE BONDS (Cost -- $10,701,734)........  10,147,052
                                                              -----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

  Face
 Amount                        Security                         Value
------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 3.9%

Consumer Cyclicals -- 0.5%
 $750,000 Costco Wholesale Corp., zero coupon due 8/19/17.... $  523,125
                                                              ----------

Energy -- 0.6%
  500,000 Diamond Offshore Drilling, 1.500% due 4/15/31 (e)..    460,000
1,000,000 Friede Goldman Halter, 4.500% due 9/15/04 (f)......    120,000
                                                              ----------
                                                                 580,000
                                                              ----------

Media and Telecommunications -- 1.4%
  750,000 CIENA Corp., 3.750% due 2/1/08.....................    525,000
  750,000 EchoStar Communications Corp., 5.750% due 5/15/08
           (e)...............................................    679,688
          NTL Communications Corp.:
  250,000  6.750% due 5/15/08 (e)(f).........................     33,750
  250,000  6.750% due 5/15/08 (f)............................     33,750
  405,000  7.000% due 12/15/08 (f)...........................     81,000
  250,000 NTL Delaware Inc., 5.750% due 12/15/09 (e)(f)......     43,750
                                                              ----------
                                                               1,396,938
                                                              ----------

Technology -- 1.4%
  750,000 i2 Technologies Inc., 5.250% due 12/15/06..........    441,563
  500,000 Mercury Interactive Corp., 4.750% due 7/1/07.......    451,250
  500,000 Rational Software Corp., 5.000% due 2/1/07.........    510,625
                                                              ----------
                                                               1,403,438
                                                              ----------
          TOTAL CONVERTIBLE CORPORATE
          BONDS (Cost -- $5,250,179).........................  3,903,501
                                                              ----------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 20.8%
          U.S. Treasury Notes:
3,000,000  5.875% due 11/15/04 (c)...........................  3,241,056
2,000,000  3.000% due 11/15/07 (c)...........................  2,024,688
2,000,000  5.000% due 2/15/11 (c)............................  2,198,126
  300,000  4.000% due 11/15/12 (c)...........................    304,336
1,600,000 U.S. Treasury Bonds, 5.375% due 2/15/31 (c)........  1,744,751
          Federal Home Loan Mortgage Corp. (FHLMC):
  269,455  8.000% due 7/1/20.................................    291,811
  115,682  6.500% due 3/1/26.................................    120,931
  102,216  Gold, 6.500% due 3/1/26...........................    106,853
  174,860  Gold, 6.500% due 5/1/26...........................    182,794
2,500,000  Gold, 6.000% due 1/1/30 (h)(i)....................  2,585,155
          Federal National Mortgage Corp. (FNMA):
  750,000  5.500% due 2/15/06................................    820,799
    9,657  6.500% due 10/1/10................................     10,253
1,000,000  6.250% due 2/1/11.................................  1,120,891
   81,143  6.500% due 10/1/11................................     86,133
  174,271  6.500% due 4/1/13.................................    184,682
   95,100  6.500% due 5/1/13.................................    100,782
  207,006  6.500% due 7/1/13.................................    219,372
  268,698  9.000% due 1/1/24.................................    299,815
   29,536  7.000% due 9/1/25.................................     31,250
   53,240  6.500% due 12/1/25................................     55,737
   95,803  7.000% due 3/1/26.................................    101,222
  125,611  6.500% due 6/1/26.................................    131,324

                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

   Face
  Amount                        Security                          Value
--------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 20.8% (continued)
$   97,059  7.000% due 3/1/27................................. $   102,549
    22,915  7.000% due 11/1/28................................      24,143
   205,077  7.000% due 2/1/29.................................     216,366
    22,346  7.000% due 3/1/29.................................      23,610
   434,503  7.000% due 4/1/29.................................     457,784
    11,441  8.000% due 5/1/30.................................      12,338
   880,000  6.000% due 1/1/32 (h)(i)..........................     909,700
     8,500  8.000% due 9/1/30.................................       9,166
   279,858  8.000% due 1/1/31.................................     301,786
   173,802  8.000% due 2/1/31.................................     187,420
 2,200,000  6.500% due 1/1/29 (h)(i)..........................   2,290,750
                                                               -----------
           TOTAL U.S. GOVERNMENT AGENCIES AND
           OBLIGATIONS (Cost -- $19,243,695)..................  20,498,373
                                                               -----------
ASSET-BACKED SECURITIES -- 3.7%

Financial/Leasing -- 3.7%
   669,857 Green Tree Financial Corp., Series 1997-6, Class
            A8, 7.070% due 1/15/29............................     638,081
 1,100,000 LB Commercial Conduit Mortgage Trust, Series
            1999-C1, Class A2, 6.780% due 4/15/09.............   1,252,998
   325,000 Morgan Stanley, 6.600% due 4/1/12..................     360,835
   500,000 Prime Credit Card Master Trust, Series 2000-1,
            Class A, 6.700% due 10/15/09......................     548,790
   250,000 Region of Lombardy, 5.804% due 10/25/32............     261,127
   289,541 Soundview Home Equity Loan Trust, Series 2000-1,
            Class A1F, 8.640% due 5/25/30.....................     319,100
   325,000 Sprint Capital Corp., 8.375% due 3/15/12...........     323,990
                                                               -----------
           TOTAL ASSET-BACKED SECURITIES (Cost -- $3,445,362).   3,704,921
                                                               -----------
           SUB-TOTAL INVESTMENTS (Cost -- $91,327,010)........  86,549,122
                                                               -----------
REPURCHASE AGREEMENT -- 12.4%
12,207,000 State Street Bank and Trust Co., 1.050% due
            1/2/03; Proceeds at
            maturity -- $12,207,712; (Fully collateralized by
            U.S. Treasury Bonds, 8.875% due 2/15/19; Market
            value -- $12,457,547) (Cost -- $12,207,000).......  12,207,000
                                                               -----------
           TOTAL INVESTMENTS -- 100% (Cost -- $103,534,010*).. $98,756,122
                                                               ===========

--------
(a)Non-income producing security.
(b)Security is valued in accordance with fair valuation procedures.
(c)All or a portion of this security is on loan (See Notes 1 and 3).
(d)Securities with an aggregate market value of $6,781,941 are segregated as collateral for mortgage dollar rolls.
(e)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(f)Security is currently in default.
(g)Rate shown reflects current rate on instrument with variable rates.
(h)Security is issued on a to-be-announced ("TBA") basis (See Note 1).
(i)Mortgage dollar roll (See Note 1).
 * Aggregate cost for Federal income tax purposes is $103,182,184.

   Abbreviation used in this schedule:
   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

                     (This page intentionally left blank.)

          Statements of Assets and Liabilities
          December 31, 2002


                                                                             Asia     International
                                                                            Growth       Equity
                                                                             Fund         Fund
---------------------------------------------------------------------------------------------------
ASSETS:
 Investments, at cost................................................... $ 7,029,773   $ 9,964,051
 Repurchase agreements, at cost.........................................          --       944,000
                                                                         ===========   ===========
 Investments, at value.................................................. $ 7,373,359   $ 6,726,136
 Repurchase agreements, at value........................................          --       944,000
 Foreign currency, at value++...........................................      38,222            --
 Cash...................................................................     235,219           719
 Receivable from Manager................................................      69,172            --
 Receivable for securities and options sold.............................      54,573            --
 Receivable for Fund shares sold........................................      37,552        22,323
 Receivable for open spot currency contracts............................      26,647            --
 Dividends and interest receivable......................................       2,188         9,234
 Collateral for securities on loan (Note 3).............................          --     1,957,766
 Receivable for variation margin........................................          --            --
 Other assets...........................................................          --         1,473
                                                                         -----------   -----------
 Total Assets...........................................................   7,836,932     9,661,651
                                                                         -----------   -----------
LIABILITIES:
 Payable for Fund shares purchased......................................      71,762        33,872
 Payable for open spot currency contracts...............................      26,669            --
 Payable for securities purchased.......................................      26,647            --
 Service and distribution fees payable..................................       4,786         3,673
 Administration fee payable.............................................         340           321
 Payable for securities on loan (Note 3)................................          --     1,957,766
 Management fee payable.................................................          --         5,774
 Payable to bank........................................................          --            --
 Dividends payable......................................................          --            --
 Accrued expenses.......................................................     129,803       103,972
                                                                         -----------   -----------
 Total Liabilities......................................................     260,007     2,105,378
                                                                         -----------   -----------
Total Net Assets........................................................ $ 7,576,925   $ 7,556,273
                                                                         ===========   ===========
NET ASSETS:
 Par value of shares of capital stock................................... $     1,235   $     1,397
 Capital paid in excess of par value....................................  13,617,714    18,596,345
 Undistributed (overdistributed) net investment income..................     (20,250)           --
 Accumulated net realized gain (loss) from security transactions,
   options and futures contracts........................................  (6,365,460)   (7,803,666)
 Net unrealized appreciation (depreciation) of investments, futures
   contracts and foreign currencies.....................................     343,686    (3,237,803)
                                                                         -----------   -----------
Total Net Assets........................................................ $ 7,576,925   $ 7,556,273
                                                                         ===========   ===========
Shares Outstanding:
Class A.................................................................     363,033       797,640
                                                                         ===========   ===========
Class B.................................................................     491,906       323,710
                                                                         ===========   ===========
Class 2.................................................................     288,511       272,114
                                                                         ===========   ===========
Class O.................................................................      91,862         3,265
                                                                         ===========   ===========
Class Y.................................................................          --            --
                                                                         ===========   ===========
Net Asset Value:
Class A Shares
 Net asset value*.......................................................       $6.25         $5.47
                                                                         ===========   ===========
 Maximum offering price per share (based on maximum sales charge of
   5.75%)...............................................................       $6.63         $5.80
                                                                         ===========   ===========
Class B Shares
 Net asset value and offering price per share*..........................       $6.06         $5.33
                                                                         ===========   ===========
Class 2 Shares
 Net asset value*.......................................................       $6.06         $5.33
                                                                         ===========   ===========
 Maximum offering price per share (based on maximum sales charge of
   1.00%)...............................................................       $6.12         $5.38
                                                                         ===========   ===========
Class O Shares
 Net asset value, offering price and redemption price per share.........       $6.31         $5.39
                                                                         ===========   ===========
Class Y Shares
 Net asset value, offering price and redemption price per share.........          --            --
                                                                         ===========   ===========

--------
++ Foreign currency at cost for the Asia Growth Fund is $38,111.
* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.



                      See Notes to Financial Statements.

  Small Cap                     All Cap     Large Cap    Large Cap     Investors
   Growth         Capital        Value       Growth     Core Equity      Value        Balanced
    Fund           Fund          Fund         Fund         Fund          Fund           Fund
-------------------------------------------------------------------------------------------------

$272,336,222  $1,196,986,443  $ 9,676,150  $ 7,598,556  $4,977,932  $1,092,695,519  $ 91,327,010
  29,669,000     144,888,000      193,000       34,000          --       9,606,000    12,207,000
============  ==============  ===========  ===========  ==========  ==============  ============
$203,366,589  $  946,867,913  $ 7,814,400  $ 6,414,382  $4,381,548  $1,026,528,308  $ 86,549,122
  29,669,000     144,888,000      193,000       34,000          --       9,606,000    12,207,000
          --              --           --           --          --              --            --
         834             629          265          211          --       1,892,382           568
          --              --        5,502       36,540       2,818              --            --
     380,019              --           --           --      17,485      34,134,203            --
   1,428,489       1,938,365       14,157       12,999          --      15,034,353     1,208,426
          --              --           --           --          --              --            --
      59,232       2,447,153       13,835        9,391       5,680       2,209,740       602,800
  37,081,300      81,870,686    1,833,940      923,641     923,973      45,168,486     9,488,505
       7,900              --           --           --          --              --            --
          --           9,239           --          506          --              --            --
------------  --------------  -----------  -----------  ----------  --------------  ------------
 271,993,363   1,178,021,985    9,875,099    7,431,670   5,331,504   1,134,573,472   110,056,421
------------  --------------  -----------  -----------  ----------  --------------  ------------

   2,749,780       5,779,957        2,000       20,655          --       2,185,369     1,055,350
          --              --           --           --          --              --            --
   1,896,295       5,745,989        5,297           --      23,891      24,295,761     5,730,212
     102,191         624,961          159        4,888         167         141,354        59,701
      10,067              --          347          276         187              --         3,957
  37,081,300      81,870,686    1,833,940      923,641     923,973      45,168,486     9,488,505
     140,934         561,717           --           --          --       1,292,833        18,629
          --              --           --           --      22,788              --            --
          --              --           --           --          --          24,613        59,936
      92,581         426,023       55,202       81,223      48,565         101,504        70,220
------------  --------------  -----------  -----------  ----------  --------------  ------------
  42,073,148      95,009,333    1,896,945    1,030,683   1,019,571      73,209,920    16,486,510
------------  --------------  -----------  -----------  ----------  --------------  ------------
$229,920,215  $1,083,012,652  $ 7,978,154  $ 6,400,987  $4,311,933  $1,061,363,552  $ 93,569,911
============  ==============  ===========  ===========  ==========  ==============  ============

$     26,184  $       58,360  $       832  $     1,065  $      419  $       72,490  $      8,180
 327,752,216   1,437,442,161   10,368,496   11,441,315   5,209,175   1,198,359,818    97,903,777
       3,575         709,827        5,774           --       5,962       1,178,235       435,425
 (28,387,870)   (105,079,166)    (535,198)  (3,857,219)   (307,239)    (72,079,780)          417
 (69,473,890)   (250,118,530)  (1,861,750)  (1,184,174)   (596,384)    (66,167,211)   (4,777,888)
------------  --------------  -----------  -----------  ----------  --------------  ------------
$229,920,215  $1,083,012,652  $ 7,978,154  $ 6,400,987  $4,311,933  $1,061,363,552  $ 93,569,911
============  ==============  ===========  ===========  ==========  ==============  ============

  16,986,896      11,612,251       12,441      158,822          --      12,617,492     2,555,590
============  ==============  ===========  ===========  ==========  ==============  ============
   5,361,541      16,381,690       14,789      439,658       9,112       3,812,959     3,907,914
============  ==============  ===========  ===========  ==========  ==============  ============
   3,779,047      19,358,269        4,833      465,149       9,798       3,672,208     1,588,296
============  ==============  ===========  ===========  ==========  ==============  ============
      56,034       9,813,996      800,000        1,758     400,000      33,649,175       128,624
============  ==============  ===========  ===========  ==========  ==============  ============
          --       1,194,017           --           --          --      18,737,709            --
============  ==============  ===========  ===========  ==========  ==============  ============

       $8.91          $18.87        $9.58        $6.13          --          $14.69        $11.48
============  ==============  ===========  ===========  ==========  ==============  ============
       $9.45          $20.02       $10.16        $6.50          --          $15.59        $12.18
============  ==============  ===========  ===========  ==========  ==============  ============

       $8.51          $18.28        $9.49        $5.98      $10.26          $14.40        $11.41
============  ==============  ===========  ===========  ==========  ==============  ============

       $8.57          $18.31        $9.51        $5.99      $10.23          $14.45        $11.44
============  ==============  ===========  ===========  ==========  ==============  ============
       $8.66          $18.49        $9.61        $6.05      $10.33          $14.60        $11.56
============  ==============  ===========  ===========  ==========  ==============  ============

       $9.01          $19.08        $9.59        $6.10      $10.30          $14.66        $11.56
============  ==============  ===========  ===========  ==========  ==============  ============

          --          $19.10           --           --          --          $14.66            --
============  ==============  ===========  ===========  ==========  ==============  ============



                      See Notes to Financial Statements.

          Statements of Operations
          For the Year Ended December 31, 2002



                                                             Asia     International
                                                            Growth       Equity
                                                             Fund         Fund
-----------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends.............................................. $   172,310   $   152,054
 Interest...............................................          --        18,162
 Other..................................................          --            --
 Less: Foreign withholding tax..........................     (11,828)      (17,719)
                                                         -----------   -----------
 Total Investment Income................................     160,482       152,497
                                                         -----------   -----------
EXPENSES:
 Custody................................................     113,203        16,570
 Management fee (Note 2)................................      77,001        84,059
 Audit and legal........................................      63,769        47,414
 Service and distribution fees (Note 2).................      68,107        55,481
 Shareholder and system servicing fees..................      49,121        36,650
 Shareholder communications.............................      36,963        36,953
 Registration fees......................................      33,319        33,120
 Directors' fees........................................       4,607           324
 Administration fees (Note 2)...........................       4,813         4,670
 Interest expense.......................................          --            --
 Other..................................................      20,336         4,385
                                                         -----------   -----------
 Total Expenses.........................................     471,239       319,626
 Less: Management fee waiver and expense reimbursement
   (Note 2).............................................    (307,329)     (124,127)
                                                         -----------   -----------
 Net Expenses...........................................     163,910       195,499
                                                         -----------   -----------
Net Investment Income (Loss)............................      (3,428)      (43,002)
                                                         -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS, FUTURES CONTRACTS AND FOREIGN CURRENCIES
(NOTES 1 AND 3):
 Realized Gain (Loss) From:
   Security transactions (excluding short-term
    securities).........................................     466,282    (1,000,112)
   Options purchased....................................          --            --
   Futures contracts....................................          --            --
   Foreign currency transactions........................    (125,259)         (416)
                                                         -----------   -----------
 Net Realized Gain (Loss)...............................     341,023    (1,000,528)
                                                         -----------   -----------
 Change in Net Unrealized Appreciation (Depreciation)
   From:
   Security transactions................................  (1,334,912)   (1,472,099)
   Foreign currency transactions........................      (9,115)           53
                                                         -----------   -----------
 Change in Net Unrealized Appreciation (Depreciation)...  (1,344,027)   (1,472,046)
                                                         -----------   -----------
Net Loss on Investments, Options, Futures Contracts
 and Foreign Currencies.................................  (1,003,004)   (2,472,574)
                                                         -----------   -----------
Decrease in Net Assets From Operations.................. $(1,006,432)  $(2,515,576)
                                                         ===========   ===========



                      See Notes to Financial Statements.


  Small Cap                        All Cap     Large Cap    Large Cap     Investors
   Growth            Capital        Value       Growth     Core Equity      Value        Balanced
    Fund              Fund          Fund         Fund         Fund          Fund           Fund
---------------------------------------------------------------------------------------------------
$   1,362,319     $   9,937,700  $   113,778  $    85,098  $    61,697  $  19,584,456  $ 1,467,425
    1,654,167        12,043,467        7,380        3,900        6,914      2,133,668    2,622,597
           --                --        1,520           --           --             --           --
           --          (173,057)          --           --           --       (167,210)      (9,492)
-------------     -------------  -----------  -----------  -----------  -------------  -----------
    3,016,486        21,808,110      122,678       88,998       68,611     21,550,914    4,080,530
-------------     -------------  -----------  -----------  -----------  -------------  -----------
       21,834            80,185       16,020       14,753       13,874         70,594       25,306
    1,911,814         7,283,660       69,367       56,623       30,606      5,761,706      538,083
       61,856           160,340       43,891       56,621       50,896         74,694       54,107
    1,407,119         8,150,238        1,318       66,276          561      1,774,405      765,142
      276,389         2,991,031        1,565       25,003        4,222        504,197      182,306
      188,790           265,657       32,063       35,963       11,632        246,147       46,373
       22,350           139,019      139,000       61,375      125,000         97,595       32,744
        4,392            35,651        2,559        1,711        1,028         53,182        5,867
      136,558                --        4,624        3,775        2,354             --       48,916
           --            18,396           --           --           --             --           --
       49,103           126,219        1,125        4,417        3,217         50,220       34,493
-------------     -------------  -----------  -----------  -----------  -------------  -----------
    4,080,205        19,250,396      311,532      326,517      243,390      8,632,740    1,733,337
     (762,003)               --     (194,673)    (169,766)    (184,039)            --     (283,811)
-------------     -------------  -----------  -----------  -----------  -------------  -----------
    3,318,202        19,250,396      116,859      156,751       59,351      8,632,740    1,449,526
-------------     -------------  -----------  -----------  -----------  -------------  -----------
     (301,716)        2,557,714        5,819      (67,753)       9,260     12,918,174    2,631,004
-------------     -------------  -----------  -----------  -----------  -------------  -----------
  (19,984,296)      (74,458,511)    (527,350)  (1,372,957)    (307,270)   (69,579,994)   1,095,282
           --        (9,330,117)          --           --           --             --           --
   (6,543,887)               --           --           --           --             --           --
           --              (664)          --           --           --            446           --
-------------     -------------  -----------  -----------  -----------  -------------  -----------
  (26,528,183)      (83,789,292)    (527,350)  (1,372,957)    (307,270)   (69,579,548)   1,095,282
-------------     -------------  -----------  -----------  -----------  -------------  -----------
  (86,633,382)     (307,358,302)  (2,747,784)    (927,349)    (898,927)  (202,123,812)  (7,667,981)
           --                --           --           --           --             --           --
-------------     -------------  -----------  -----------  -----------  -------------  -----------
  (86,633,382)     (307,358,302)  (2,747,784)    (927,349)    (898,927)  (202,123,812)  (7,667,981)
-------------     -------------  -----------  -----------  -----------  -------------  -----------
 (113,161,565)     (391,147,594)  (3,275,134)  (2,300,306)  (1,206,197)  (271,703,360)  (6,572,699)
-------------     -------------  -----------  -----------  -----------  -------------  -----------
$(113,463,281)    $(388,589,880) $(3,269,315) $(2,368,059) $(1,196,937) $(258,785,186) $(3,941,695)
=============     =============  ===========  ===========  ===========  =============  ===========

                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended December 31, 2002



                                                                            Asia      International
                                                                           Growth        Equity
                                                                            Fund          Fund
---------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)......................................... $     (3,428) $    (43,002)
  Net realized gain (loss).............................................      341,023    (1,000,528)
  Change in net unrealized appreciation (depreciation).................   (1,344,027)   (1,472,046)
                                                                        ------------  ------------
  Increase (Decrease) in Net Assets From Operations....................   (1,006,432)   (2,515,576)
                                                                        ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 9):
  Net investment income................................................      (62,714)           --
  Net realized gains...................................................           --            --
                                                                        ------------  ------------
  Decrease in Net Assets From Distributions to Shareholders............      (62,714)           --
                                                                        ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares.....................................   39,802,241    58,887,270
  Net asset value of shares issued for reinvestment of dividends.......       49,614            --
  Cost of shares reacquired............................................  (41,112,484)  (59,225,233)
                                                                        ------------  ------------
  Increase (Decrease) in Net Assets From Fund Share Transactions.......   (1,260,629)     (337,963)
                                                                        ------------  ------------
Increase (Decrease) in Net Assets......................................   (2,329,775)   (2,853,539)
NET ASSETS:
  Beginning of year....................................................    9,906,700    10,409,812
                                                                        ------------  ------------
  End of year*......................................................... $  7,576,925  $  7,556,273
                                                                        ============  ============
  * Includes undistributed (overdistributed) net investment income of:.     $(20,250)           --
                                                                        ============  ============


78


                      See Notes to Financial Statements.


  Small Cap                      All Cap     Large Cap    Large Cap      Investors
   Growth          Capital        Value       Growth     Core Equity       Value        Balanced
    Fund            Fund          Fund         Fund         Fund           Fund           Fund
---------------------------------------------------------------------------------------------------
$    (301,716) $    2,557,714  $     5,819  $   (67,753) $     9,260  $   12,918,174  $  2,631,004
  (26,528,183)    (83,789,292)    (527,350)  (1,372,957)    (307,270)    (69,579,548)    1,095,282
  (86,633,382)   (307,358,302)  (2,747,784)    (927,349)    (898,927)   (202,123,812)   (7,667,981)
-------------  --------------  -----------  -----------  -----------  --------------  ------------
 (113,463,281)   (388,589,880)  (3,269,315)  (2,368,059)  (1,196,937)   (258,785,186)   (3,941,695)
-------------  --------------  -----------  -----------  -----------  --------------  ------------
           --      (1,524,699)     (10,004)          --       (5,234)    (11,679,276)   (2,439,382)
     (275,762)             --       (5,629)          --       (3,441)             --    (1,241,952)
-------------  --------------  -----------  -----------  -----------  --------------  ------------
     (275,762)     (1,524,699)     (15,633)          --       (8,675)    (11,679,276)   (3,681,334)
-------------  --------------  -----------  -----------  -----------  --------------  ------------
  207,516,849     466,489,758      371,735    2,229,144      247,577     484,972,531    25,357,795
      252,577       1,364,736           97           --           --       7,262,986     2,959,366
 (168,025,240)   (292,529,287)     (12,740)  (3,198,627)     (37,983)   (203,786,977)  (31,930,713)
-------------  --------------  -----------  -----------  -----------  --------------  ------------
   39,744,186     175,325,207      359,092     (969,483)     209,594     288,448,540    (3,613,552)
-------------  --------------  -----------  -----------  -----------  --------------  ------------
  (73,994,857)   (214,789,372)  (2,925,856)  (3,337,542)    (996,018)     17,984,078   (11,236,581)
  303,915,072   1,297,802,024   10,904,010    9,738,529    5,307,951   1,043,379,474   104,806,492
-------------  --------------  -----------  -----------  -----------  --------------  ------------
$ 229,920,215  $1,083,012,652  $ 7,978,154  $ 6,400,987  $ 4,311,933  $1,061,363,552  $ 93,569,911
=============  ==============  ===========  ===========  ===========  ==============  ============
       $3,575        $709,827       $5,774           --       $5,962      $1,178,235      $435,425
=============  ==============  ===========  ===========  ===========  ==============  ============


                                                                             79


                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended December 31, 2001



                                                                                Asia      International
                                                                               Growth        Equity
                                                                                Fund          Fund
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss).............................................. $     17,535  $    (55,975)
 Net realized gain (loss)..................................................   (3,129,895)   (6,661,350)
 Change in net unrealized appreciation (depreciation)......................    2,584,838     2,050,569
                                                                            ------------  ------------
 Increase (Decrease) in Net Assets From Operations.........................     (527,522)   (4,666,756)
                                                                            ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
 Net investment income.....................................................     (123,504)           --
 Net realized gains........................................................           --            --
                                                                            ------------  ------------
 Decrease in Net Assets From Distributions to Shareholders.................     (123,504)           --
                                                                            ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 8):
 Net proceeds from sale of shares..........................................   71,995,214    92,417,158
 Net asset value of shares issued for reinvestment of dividends............      101,646            --
 Cost of shares reacquired.................................................  (75,287,145)  (99,893,718)
                                                                            ------------  ------------
 Increase (Decrease) in Net Assets From Fund Share Transactions............   (3,190,285)   (7,476,560)
                                                                            ------------  ------------
Increase (Decrease) in Net Assets..........................................   (3,841,311)  (12,143,316)
NET ASSETS:
 Beginning of year.........................................................   13,748,011    22,553,128
                                                                            ------------  ------------
 End of year*.............................................................. $  9,906,700  $ 10,409,812
                                                                            ============  ============
* Includes undistributed (overdistributed) net investment income of:.......     $(63,485)      $(7,769)
                                                                            ============  ============

(a) For the period from October 15, 2001 (commencement of operations) to December 31, 2001.


80


                      See Notes to Financial Statements.


   Small Cap                      All Cap     Large Cap    Large Cap     Investors
    Growth          Capital        Value       Growth     Core Equity      Value        Balanced
     Fund            Fund         Fund(a)       Fund        Fund(a)        Fund           Fund
---------------------------------------------------------------------------------------------------
$     (485,352) $    6,176,995  $     9,944  $   (93,955) $    2,087  $    7,500,558  $  3,523,334
    (1,319,640)    (21,577,596)      (2,219)  (1,427,293)      3,321        (984,684)    1,252,767
   (20,312,367)     21,339,964      886,034      131,468     302,543     (48,540,906)   (4,153,287)
--------------  --------------  -----------  -----------  ----------  --------------  ------------
   (22,117,359)      5,939,363      893,759   (1,389,780)    307,951     (42,025,032)      622,814
--------------  --------------  -----------  -----------  ----------  --------------  ------------

            --      (6,167,567)          --           --          --      (7,567,451)   (3,451,401)
            --     (19,207,341)          --           --          --     (19,346,256)     (944,177)
--------------  --------------  -----------  -----------  ----------  --------------  ------------
            --     (25,374,908)          --           --          --     (26,913,707)   (4,395,578)
--------------  --------------  -----------  -----------  ----------  --------------  ------------

   266,112,173     835,416,111   10,010,251    3,604,117   5,000,000     352,347,476    14,202,118
            --      21,348,066           --           --          --       5,488,174     3,542,554
  (267,695,214)   (195,094,437)          --   (5,371,419)         --    (126,897,188)  (23,766,420)
--------------  --------------  -----------  -----------  ----------  --------------  ------------
    (1,583,041)    661,669,740   10,010,251   (1,767,302)  5,000,000     230,938,462    (6,021,748)
--------------  --------------  -----------  -----------  ----------  --------------  ------------
   (23,700,400)    642,234,195   10,904,010   (3,157,082)  5,307,951     161,999,723    (9,794,512)

   327,615,472     655,567,829           --   12,895,611          --     881,379,751   114,601,004
--------------  --------------  -----------  -----------  ----------  --------------  ------------
$  303,915,072  $1,297,802,024  $10,904,010  $ 9,738,529  $5,307,951  $1,043,379,474  $104,806,492
==============  ==============  ===========  ===========  ==========  ==============  ============
          $900         $(1,222)      $9,959           --      $1,967              --      $211,531
==============  ==============  ===========  ===========  ==========  ==============  ============

                      See Notes to Financial Statements.

          Notes to Financial Statements


1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series ("Investment Series") consists of certain portfolios of the Salomon Brothers Series Funds Inc ("Series Fund"), the Salomon Brothers Investors Value Fund Inc ("Investors Value Fund") and the Salomon Brothers Capital Fund Inc ("Capital Fund").

Salomon Brothers Asia Growth Fund ("Asia Growth Fund"), Salomon Brothers International Equity Fund ("International Equity Fund"), Salomon Brothers Small Cap Growth Fund ("Small Cap Growth Fund"), Salomon Brothers All Cap Value Fund ("All Cap Value Fund"), Salomon Brothers Large Cap Growth Fund ("Large Cap Growth Fund"), Salomon Brothers Large Cap Core Equity Fund ("Large Cap Core Equity Fund") and Salomon Brothers Balanced Fund ("Balanced Fund"), are separate investment portfolios of the Series Fund, an open-end management investment company, incorporated in Maryland on April 17, 1990. The Series Fund consists of these portfolios and six other separate investment portfolios:
Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Short/Intermediate U.S. Government Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers Cash Management Fund and Salomon Brothers Institutional Money Market Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The Investors Value Fund is a diversified open-end management investment company incorporated in Maryland on April 2, 1958 and the Capital Fund is a non-diversified open-end management investment company incorporated in Maryland on August 23, 1976.

Each portfolio of the Series Fund, the Investors Value Fund and the Capital Fund are referred to collectively herein as the "Funds".

The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually a "Fund") offering Class A, Class B, Class 2 and Class O shares, each with their own expense structure. Additionally, during the year, the Board of Directors approved the issuance of Class Y shares for the Capital Fund, Investors Value Fund and Small Cap Growth Fund. Each Fund has a specific investment objective:

Fund:                          Objective
Asia Growth Fund.............. To seek long-term capital appreciation.
International Equity Fund..... To seek long-term capital growth.
Small Cap Growth Fund......... To obtain long-term growth of capital.
Capital Fund.................. To seek capital appreciation through investments primarily in common stock or securities convertible into common stocks, which are believed to have above average price appreciation potential.
All Cap Value Fund............ To seek long-term growth of capital. Secondarily, to seek current income.
Large Cap Growth Fund......... To seek long-term growth of capital.
Large Cap Core Equity Fund.... To seek reasonable growth and income.
Investors Value Fund.......... To seek long-term growth of capital. Secondarily to seek current income.
Balanced Fund................. To obtain above average income (compared to a portfolio invested in equity securities). Secondarily to take advantage of opportunities for growth of capital and income.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

Notes to Financial Statements
(continued)



  (a) Investment Valuation. Portfolio securities, including options and futures contracts, listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund are valued at amortized cost which approximates market value. If a Fund acquires such securities with more than 60 days remaining to maturity, they are valued at current market value, until the 60th day prior to maturity, and are then valued on an amortized cost basis.

  Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other things, violation of foreign investment limitations. As a result, an additional class of shares may be created and offered for investment by such companies. The "local" and "foreign" shares' market values may differ.

  Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Investment Manager is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined using fair value procedures established by and under the supervision of the Board. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

  Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

  (b) Futures Contracts. Certain Funds may enter into futures contracts, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss is recognized. Outstanding contracts may involve elements of market risk in excess of amounts reported in the financial statements.

  (c) Option Contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

  (d) Mortgage Dollar Rolls. The Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2002 was approximately $5,626,421, for the Balanced Fund.

Notes to Financial Statements
(continued)



  (e) Repurchase Agreements. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  (f) Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements in which a Fund sells portfolio securities and agrees to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, the custodian delivers liquid assets in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and subsequently monitors the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund. The Funds did not enter into any reverse repurchase agreements during the year ended December 31, 2002.

  (g) Foreign Currency Translation. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

  (h) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

  (i) Lending of Portfolio Securities. The Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations, and receives a lender's fee. Fees earned by the Funds on securities lending are recorded in interest income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds maintain exposure for the risk of any losses in the investment of amounts received as collateral.

  (j) Loan Participations. The Balanced Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lender").

  In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Notes to Financial Statements
(continued)



  (k) Federal Income Taxes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed substantially all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required for such Funds.

  (l) Dividends and Distributions to Shareholders. Dividends from net investment income for the Balanced Fund are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Dividends from net investment income for the Asia Growth Fund, International Equity Fund, Small Cap Growth Fund, All Cap Value Fund, Large Cap Growth Fund and Large Cap Core Equity Fund are declared on an annual basis. Dividends from net investment income for the Investors Value Fund and Capital Fund, if any, are declared on a quarterly basis. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications.

  (m) Class Accounting. Investment income, common expenses and gain (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Distribution, shareholder servicing and communications fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

  (n) Expenses. Direct expenses are charged to the Funds that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

  (o) Other. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date (except for the Asia Growth Fund, where certain dividends may be recorded as soon as the Fund is informed of such dividends). Interest income, including the accretion of discount or amortization of premium, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income (other than service and distribution fees and other class specific expenses), unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

2. Management Fee and Other Agreements

Each Fund retains SBAM, a wholly owned subsidiary of Salomon Smith Barney Holdings, Inc., to act as its investment manager, subject to the supervision of the Board of Directors. SBAM furnishes the Investment Series with office space and certain services and facilities required for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund (except the Capital Fund and Investors Value
Fund) is payable monthly and is based on the following annual percentages of each Fund's average daily net assets: 0.90% for the International Equity Fund, 0.80% for the Asia Growth Fund, 0.70% for the Small Cap Growth Fund, 0.55% for the Balanced Fund, 0.75% for the All Cap Value Fund and Large Cap Growth Fund, and 0.65% for the Large Cap Core Equity Fund. The management fee for the Capital Fund is payable monthly and is based on the following annual percentages of the Fund's average daily net assets: first $100 million-1%; next $100 million-0.75%; next $200 million-0.625%; excess over $400 million-0.50%. SBAM Ltd., an affiliate of SBAM, provides certain advisory and administrative services for the benefit of Asia Growth Fund. SBAM Ltd. is compensated by SBAM at no additional expense to the Asia Growth Fund. SBAM has retained Salomon Brothers Asia Pacific Ltd. ("SBAM AP"), an affiliate of SBAM, to act as sub-adviser to the Asia Growth Fund. SBAM AP is compensated by SBAM at no additional expense to the Asia Growth Fund. SBAM has retained Citi Fund Management Inc. as sub-adviser to the International Equity Fund and the Large Cap Growth Fund.

Notes to Financial Statements
(continued)



The Investors Value Fund pays SBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index. The base fee is paid quarterly based on the following annual rates:


Average Daily Net Assets                                          Annual Fee Rate
---------------------------------------------------------------------------------
First $350 million...............................................      0.650%
Next $150 million................................................      0.550%
Next $250 million................................................      0.525%
Next $250 million................................................      0.500%
Over $1 billion..................................................      0.450%

At the end of each calendar quarter for each percentage point of difference between the investment performance of the class of shares of the Investors Value Fund, which has the lowest performance for the period, and the S&P 500 Index over the last prior 12 month period this base fee is adjusted upward or downward by the product of (i) 1/4 of 0.01% multiplied by (ii) the average daily net assets of the Investors Value Fund for the 12 month period. If the amount by which the Investors Value Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made. However, there will be no performance adjustment unless the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 0.025%, which would occur if the Investors Value Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For the rolling one year period ended March 31, September 30, and December 31, 2002, the S&P 500 Index exceeded the Investors Value Fund's performance by approximately 1.55%, 2.93% and 0.42%, respectively. As a result, base management fees were decreased, in aggregate, by $71,620 for the year ended December 31, 2002.

For the year ended December 31, 2002, SBAM waived management fees of $77,001, $84,059, $762,003, $69,367, $56,623, $30,606 and $283,811, for the Asia Growth
Fund, International Equity Fund, Small Cap Growth Fund, All Cap Value Fund, Large Cap Growth Fund, Large Cap Core Equity Fund and Balanced Fund, respectively, and reimbursed expenses of $230,328, $40,068, $125,306, $113,143 and $153,433, for the Asia Growth Fund, International Equity Fund, All Cap Value Fund, Large Cap Growth Fund and Large Cap Core Equity Fund, respectively.

SBAM also acts as administrator for each of the Funds. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM. Each Fund, except the Capital Fund and Investors Value Fund, also pays an administration fee which is payable monthly and is calculated at an annual rate of 0.05% of each Fund's average daily net assets.

Salomon Smith Barney Inc. ("SSB") acts as the Fund's distributor. Each Fund has an agreement with SSB to distribute its shares pursuant to a multiple pricing system. Each class (except for Class O and Y) of each Fund is authorized pursuant to a services and distribution plan applicable to that class of shares ("Class A Plan," the "Class B Plan," and the "Class 2 Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), to pay the distributor an annual service fee with respect to Class A, Class B, and Class 2 shares of the applicable Funds at the rate of 0.25% of the value of the average daily net assets of the respective class. The distributor is paid an annual distribution fee with respect to Class B and Class 2 shares of each Fund at a rate of 0.75% of the value of the average net assets of the respective class. Class O and Y shares are not subject to a service and distribution plan fee.

Notes to Financial Statements
(continued)



For the year ended December 31, 2002, total service and distribution plan fees were as follows:


                                                   Class A   Class B    Class 2
---------------------------------------------------------------------------------
Asia Growth Fund.................................. $  7,217 $   39,272 $   21,618
International Equity Fund.........................   12,572     23,768     19,141
Small Cap Growth Fund.............................  439,192    629,860    338,067
Capital Fund......................................  655,973  3,489,405  4,004,860
All Cap Value Fund................................      134        961        223
Large Cap Growth Fund.............................    3,023     33,403     29,850
Large Cap Core Equity Fund........................       --        112        449
Investors Value Fund..............................  458,487    702,495    613,423
Balanced Fund.....................................   67,039    530,207    167,896

For the year ended December 31, 2002, sales charges received by SSB and contingent deferred sales charges (CDSCs) paid to SSB were approximately:

                                             Sales Charges                CDSCs
                                         --------------------- ---------------------------

                                          Class A    Class 2   Class A  Class B   Class 2
------------------------------------------------------------------------------------------
Asia Growth Fund........................ $   23,107 $    3,401 $   35  $    8,038 $    166
International Equity Fund ..............     15,418      2,755  3,808      11,474      379
Small Cap Growth Fund ..................    315,962    248,744  8,101      66,321   16,237
Capital Fund............................  1,462,422  1,696,450  4,061   1,161,636  204,890
All Cap Value Fund .....................      4,350         --     --         100       36
Large Cap Growth Fund ..................      4,054      6,021     --       8,368    1,857
Large Cap Core Equity Fund..............         --        588     --          --       --
Investors Value Fund....................    113,836    177,485    123     166,332   25,306
Balanced Fund ..........................     36,017     39,142     --     128,458    3,481

For the year ended December 31, 2002, brokerage commissions of $1,632, $195,990, $85, $62, $6 and $166,796 were paid by the Asia Growth Fund, Capital Fund, All Cap Value Fund, Large Cap Growth Fund, Large Cap Core Equity Fund and Investors Value Fund, respectively, to SSB.

At December 31, 2002, Salomon Brothers Holding Co., Inc. owned approximately the following percentages of total shares outstanding of the following Funds:

All Cap Value Fund.................................................. 96.1%
Large Cap Core Equity Fund.......................................... 95.5%

Notes to Financial Statements
(continued)


3. Investments

During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                             Purchases        Sales
                                           -------------- --------------
       Asia Growth Fund................... $   19,095,732 $   20,731,105
                                           ============== ==============
       International Equity Fund ......... $    1,099,269 $    2,591,917
                                           ============== ==============
       Small Cap Growth Fund ............. $  247,441,608 $  189,768,072
                                           ============== ==============
       Capital Fund....................... $1,425,703,785 $1,220,421,739
                                           ============== ==============
       All Cap Value Fund ................ $    5,348,536 $    3,643,630
                                           ============== ==============
       Large Cap Growth Fund ............. $    2,454,981 $    3,420,932
                                           ============== ==============
       Large Cap Core Equity Fund......... $    2,670,345 $    2,311,456
                                           ============== ==============
       Investors Value Fund............... $  780,764,309 $  439,180,835
                                           ============== ==============
       Balanced Fund:
         U.S. government securities....... $   11,480,780 $   11,067,717
         Other investments................     20,897,304     19,388,359
                                           -------------- --------------
                                           $   32,378,084 $   30,456,076
                                           ============== ==============

At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                      Net
                                        Gross         Gross        Unrealized
                                      Unrealized    Unrealized    Appreciation
                                     Appreciation  Depreciation  (Depreciation)
                                     ------------ -------------  --------------
 Asia Growth Fund................... $   778,032  $    (838,889) $     (60,857)
 International Equity Fund .........     727,630     (3,965,545)    (3,237,915)
 Small Cap Growth Fund .............  17,293,143    (87,795,705)   (70,502,562)
 Capital Fund.......................  43,435,811   (302,747,341)  (259,311,530)
 All Cap Value Fund ................     289,112     (2,158,710)    (1,869,598)
 Large Cap Growth Fund .............     176,608     (1,686,500)    (1,509,892)
 Large Cap Core Equity Fund.........     153,270       (786,578)      (633,308)
 Investors Value Fund...............  92,829,540   (161,228,070)   (68,398,530)
 Balanced Fund .....................   6,878,664    (11,304,726)    (4,426,062)

The following written covered call option transactions for the Capital Fund occurred during the year ended December 31, 2002:

                                                       Number of
                                                       Contracts  Premiums
                                                       --------- ---------
     Options written, outstanding at December 31, 2001      --   $       0
     Options written..................................   8,000     815,975
     Options exercised................................  (8,000)   (815,975)
                                                        ------   ---------
     Options written, outstanding at December 31, 2002      --   $       0
                                                        ======   =========

Notes to Financial Statements
(continued)



At December 31, 2002, the Small Cap Growth Fund had the following open futures contracts:

    Contracts      Number of                                     Unrealized
     to Buy        Contracts Expiration Basis Value Market Value    Loss
    ---------      --------- ---------- ----------- ------------ ----------
Russell 2000 Index    79        3/03    $15,640,657 $15,136,400  $(504,257)
                                                                 ==========

At December 31, 2002, the Funds listed below had securities on loan. The market value for the securities on loan was as follows:


                     Portfolio                     Value
                     --------------------------------------
                     International Equity Fund. $ 1,876,512
                     Small Cap Growth Fund.....  35,415,596
                     Capital Fund..............  76,303,109
                     All Cap Value Fund........   1,720,709
                     Large Cap Growth Fund.....     888,631
                     Large Cap Core Equity Fund     891,222
                     Investors Value Fund......  35,275,479
                     Balanced Fund.............   9,292,681

At December 31, 2002, the Funds listed below received cash collateral which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio. The amount of the cash collateral was as follows:


                     Portfolio                    Amount
                     --------------------------------------
                     International Equity Fund. $ 1,957,766
                     Small Cap Growth Fund.....  37,081,300
                     Capital Fund..............  81,870,686
                     All Cap Value Fund........   1,833,940
                     Large Cap Growth Fund.....     923,641
                     Large Cap Core Equity Fund     923,973
                     Investors Value Fund......  45,168,486
                     Balanced Fund.............   9,408,790

In addition, Balanced Fund received securities collateral amounting to $79,715.

Income earned by the Funds for the year ended December 31, 2002 was as follows:


                      Portfolio                   Amount
                      -----------------------------------
                      International Equity Fund. $  1,714
                      Small Cap Growth Fund.....   40,924
                      Capital Fund..............  129,662
                      All Cap Value Fund........    1,520
                      Large Cap Growth Fund.....      522
                      Large Cap Core Equity Fund      610
                      Investors Value Fund......   56,527
                      Balanced Fund.............    6,840

Notes to Financial Statements
(continued)


4. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Financial Instruments with Off-Balance Sheet Risk. Certain Funds enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Consistent with their objective to seek high current income, certain Funds may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

5. Line of Credit

The Balanced Fund, Large Cap Core Equity Fund and Small Cap Growth Fund, along with other affiliated funds, entered into an agreement with a bank which allows the funds collectively to borrow up to $100 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2002, the commitment fee allocated to each Fund was $450. Since the line of credit was established there have been no borrowings.

Notes to Financial Statements
(continued)



The Capital Fund and Investors Value Fund entered into an agreement with various financial institutions which allows the funds collectively to borrow up to $200 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2002, the commitment fee allocated to each Fund was $45,136. In addition, for the year ended December 31, 2002, the Capital Fund paid interest expense amounting to $18,396 related to any borrowings made during the period. During the 13-day period ended October 21, 2002, the Capital Fund had average borrowings of $22,384,615 and the average interest was 2.27%. At December 31, 2002, there was no related debt outstanding.

6. Tax Information

At December 31, 2002, the Asia Growth Fund, International Equity Fund, Small Cap Growth Fund, Capital Fund, All Cap Value Fund, Large Cap Growth Fund, Large Cap Core Fund and the Investors Value Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $5,966,000, $7,440,000, $20,975,000, $49,298,000, $257,000, $3,415,000, $163,000 and $25,371,000
available to offset future capital gains through December 31, 2006, 2008, 2009 and 2010, respectively. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.


Portfolio                           Total       2006      2008      2009       2010
---------------------------------------------------------------------------------------
Asia Growth Fund................ $ 5,966,000 $2,421,000 $     -- $3,509,000 $    36,000
International Equity Fund.......   7,440,000         --  162,000  4,777,000   2,501,000
Small Cap Growth Fund...........  20,975,000         --       --         --  20,975,000
Capital Fund....................  49,298,000         --       --  3,192,000  46,106,000
All Cap Value Fund..............     257,000         --       --         --     257,000
Large Cap Growth Fund...........   3,415,000         --  722,000  1,403,000   1,290,000
Large Cap Core Equity Fund......     163,000         --       --         --     163,000
Investors Value Fund............  25,371,000         --       --         --  25,371,000

The character of income and gains to be distributed are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. At December 31, 2002, reclassifications were made to the capital accounts of the International Equity Fund, Small Cap Growth Fund, Capital Fund, All Cap Value Fund, Large Cap Growth Fund, Large Cap Core Equity Fund, Investors Value Fund and Balanced Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, the Asia Growth Fund reclassified a portion of net investment loss amounting to $236,277 to paid-in capital. The International Equity Fund reclassified $51,187 of net investment loss to paid-in capital. The Small Cap Growth Fund reclassified $1,098,538 and $331 of net investment loss and accumulated net realized loss, respectively, to paid-in capital. The Large Cap Growth Fund reclassified $67,753 of accumulated net investment loss to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change.

In addition, the International Equity Fund, Small Cap Growth Fund, Capital Fund, All Cap Value Fund, Large Cap Growth Fund, Large Cap Core Equity Fund and Investors Value Fund had capital losses realized of $363,611, $6,381,003, $46,587,785, $270,493, $117,074, $106,960 and $44,423,165, respectively, after
October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

Notes to Financial Statements
(continued)



7. Income Tax Information and Distributions to Shareholders

At December 31, 2002, the tax basis components of distributable earnings were:


                                Undistributed  Accumulated
                                  Ordinary       Capital      Unrealized
     Portfolio                     Income         Loss       Depreciation
     ---------------------------------------------------------------------
     Asia Growth Fund..........  $       --   $ (5,966,464) $     (60,757)
     International Equity Fund.          --     (7,440,055)    (3,237,803)
     Small Cap Growth Fund.....          --    (20,974,619)   (70,502,562)
     Capital Fund..............     709,827    (49,298,380)  (259,311,530)
     All Cap Value Fund........       5,774       (256,857)    (1,869,598)
     Large Cap Growth Fund.....          --     (3,414,427)    (1,509,892)
     Large Cap Core Equity Fund       5,962       (163,355)      (633,308)
     Investors Value Fund......   1,124,257    (25,371,318)   (68,398,530)
     Balanced Fund.............          --            417     (4,426,062)

For the Asia Growth Fund, Small Cap Growth Fund, Capital Fund, All Cap Value Fund, Large Cap Growth Fund, Large Cap Core Equity Fund, Investors Value Fund and Balanced Fund the difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2002 was:


                                                 Long-term
                                      Ordinary    Capital
          Portfolio                    Income      Gains      Total
          ------------------------------------------------------------
          Asia Growth Fund.......... $    62,714 $     --  $    62,714
          Small Cap Growth Fund.....     275,762       --      275,762
          Capital Fund..............   1,524,699       --    1,524,699
          All Cap Value Fund........      15,633       --       15,633
          Large Cap Core Equity Fund       8,555      120        8,675
          Investors Value Fund......  11,679,276       --   11,679,276
          Balanced Fund.............   3,493,713  187,621    3,681,334

For the year ended December 31, 2002, International Equity Fund and Large Cap Growth Fund did not make any distributions.

8. Capital Stock

At December 31, 2002, the Series Funds had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share. The Investors Value Fund had 1,000,000,000 shares of authorized capital stock, par value $0.001 per share. The Capital Fund had 1,000,000,000 shares of authorized capital stock, par value $0.001 per share.

Notes to Financial Statements
(continued)



Transactions in Fund shares for the periods indicated were as follows:

                                                    Asia Growth Fund
                                 ------------------------------------------------------
                                         Year Ended                  Year Ended
                                      December 31, 2002           December 31, 2001
                                 --------------------------  --------------------------
                                    Shares        Amount        Shares        Amount
                                 -----------  -------------  -----------  -------------
Class A
  Shares sold...................   4,884,419  $  35,503,993    8,677,789  $  61,511,141
  Shares issued on reinvestment.       3,125         24,167        4,949         36,024
  Shares reacquired.............  (4,881,150)   (35,749,328)  (8,786,371)   (63,261,224)
                                 -----------  -------------  -----------  -------------
  Net Increase (Decrease).......       6,394  $    (221,168)    (103,633) $  (1,714,059)
                                 ===========  =============  ===========  =============
Class B
  Shares sold...................     242,956  $   1,809,497      584,854  $   4,202,104
  Shares issued on reinvestment.       1,285          9,724        4,681         33,142
  Shares reacquired.............    (363,286)    (2,670,681)    (693,455)    (5,083,982)
                                 -----------  -------------  -----------  -------------
  Net Decrease..................    (119,045) $    (851,460)    (103,920) $    (848,736)
                                 ===========  =============  ===========  =============
Class 2
  Shares sold...................     322,472  $   2,327,816      320,669  $   2,266,859
  Shares issued on reinvestment.         819          6,196        2,852         20,222
  Shares reacquired.............    (348,724)    (2,534,182)    (386,590)    (2,801,257)
                                 -----------  -------------  -----------  -------------
  Net Decrease..................     (25,433) $    (200,170)     (63,069) $    (514,176)
                                 ===========  =============  ===========  =============
Class O
  Shares sold...................      20,741  $     160,935      452,734  $   4,015,110
  Shares issued on reinvestment.       1,217          9,527        1,663         12,258
  Shares reacquired.............     (20,624)      (158,293)    (462,621)    (4,140,682)
                                 -----------  -------------  -----------  -------------
  Net Increase (Decrease).......       1,334  $      12,169       (8,224) $    (113,314)
                                 ===========  =============  ===========  =============

                                                  Small Cap Growth Fund
                                 ------------------------------------------------------
                                         Year Ended                  Year Ended
                                      December 31, 2002           December 31, 2001
                                 --------------------------  --------------------------
                                    Shares        Amount        Shares        Amount
                                 -----------  -------------  -----------  -------------
Class A
  Shares sold...................  13,827,584  $ 164,640,422   19,194,300  $ 244,389,760
  Shares issued on reinvestment.      12,993        158,002           --             --
  Shares reacquired............. (11,762,814)  (139,556,181) (16,814,791)  (217,856,092)
                                 -----------  -------------  -----------  -------------
  Net Increase..................   2,077,763  $  25,242,243    2,379,509  $  26,533,668
                                 ===========  =============  ===========  =============
Class B
  Shares sold...................   1,166,932  $  13,176,611      525,582  $   6,482,717
  Shares issued on reinvestment.       5,127         59,935           --             --
  Shares reacquired.............  (1,891,669)   (18,773,911)  (3,991,139)   (45,461,942)
                                 -----------  -------------  -----------  -------------
  Net Increase (Decrease).......    (719,610) $  (5,537,365)  (3,465,557) $ (38,979,225)
                                 ===========  =============  ===========  =============
Class 2
  Shares sold...................   2,194,424  $  25,054,228    1,137,416  $  13,333,633
  Shares issued on reinvestment.       2,911         34,142           --             --
  Shares reacquired.............    (540,368)    (5,253,122)    (201,558)    (2,502,490)
                                 -----------  -------------  -----------  -------------
  Net Increase..................   1,656,967  $  19,835,248      935,858  $  10,831,143
                                 ===========  =============  ===========  =============
Class O
  Shares sold...................     414,813  $   4,645,588      138,534  $   1,906,063
  Shares issued on reinvestment.          41            498           --             --
  Shares reacquired.............    (403,168)    (4,442,026)    (137,476)    (1,874,690)
                                 -----------  -------------  -----------  -------------
  Net Increase (Decrease).......      11,686  $     204,060        1,058  $      31,373
                                 ===========  =============  ===========  =============
Class Y
  Shares sold...................          --             --           --             --
  Shares issued on reinvestment.          --             --           --             --
  Shares reacquired.............          --             --           --             --
                                 -----------  -------------  -----------  -------------
  Net Increase (Decrease).......          --             --           --             --
                                 ===========  =============  ===========  =============

                                               International Equity Fund
                                 ----------------------------------------------------
                                         Year Ended                 Year Ended
                                     December 31, 2002          December 31, 2001
                                 -------------------------  -------------------------
                                   Shares        Amount        Shares       Amount
                                 ----------  -------------  -----------  ------------
Class A
  Shares sold...................  9,082,279  $  58,068,926   11,384,782  $ 87,285,278
  Shares issued on reinvestment.         --             --           --            --
  Shares reacquired............. (8,919,216)   (57,382,654) (12,049,944)  (92,439,093)
                                 ----------  -------------  -----------  ------------
  Net Increase (Decrease).......    163,063  $     686,272     (665,162) $ (5,153,815)
                                 ==========  =============  ===========  ============
Class B
  Shares sold...................      9,931  $      62,466       31,672  $    264,061
  Shares issued on reinvestment.         --             --           --            --
  Shares reacquired.............    (97,998)      (589,050)    (112,724)     (914,773)
                                 ----------  -------------  -----------  ------------
  Net Decrease..................    (88,067) $    (526,584)     (81,052) $   (650,712)
                                 ==========  =============  ===========  ============
Class 2
  Shares sold...................    129,087  $     754,878      556,520  $  4,867,819
  Shares issued on reinvestment.         --             --           --            --
  Shares reacquired.............   (206,193)    (1,253,064)    (668,945)   (5,792,402)
                                 ----------  -------------  -----------  ------------
  Net Decrease..................    (77,106) $    (498,186)    (112,425) $   (924,583)
                                 ==========  =============  ===========  ============
Class O
  Shares sold...................        144  $       1,000           --  $         --
  Shares issued on reinvestment.         --             --           --            --
  Shares reacquired.............        (64)          (465)    (101,988)     (747,450)
                                 ----------  -------------  -----------  ------------
  Net Increase (Decrease).......         80  $         535     (101,988) $   (747,450)
                                 ==========  =============  ===========  ============

                                                     Capital Fund+
                                 ----------------------------------------------------
                                         Year Ended                 Year Ended
                                     December 31, 2002          December 31, 2001
                                 -------------------------  -------------------------
                                   Shares        Amount        Shares       Amount
                                 ----------  -------------  -----------  ------------
Class A
  Shares sold...................  5,881,745  $ 133,757,191    9,529,569  $243,172,893
  Shares issued on reinvestment.     20,754        520,499      177,317     4,456,596
  Shares reacquired............. (5,369,913)  (111,889,727)  (2,942,047)  (72,956,596)
                                 ----------  -------------  -----------  ------------
  Net Increase..................    532,586  $  22,387,963    6,764,839  $174,672,893
                                 ==========  =============  ===========  ============
Class B
  Shares sold...................  4,960,982  $ 111,742,230    8,249,426  $204,438,011
  Shares issued on reinvestment.         --             --      190,506     4,718,786
  Shares reacquired............. (3,458,669)   (66,969,410)  (1,433,014)  (34,650,874)
                                 ----------  -------------  -----------  ------------
  Net Increase (Decrease).......  1,502,313  $  44,772,820    7,006,918  $174,505,923
                                 ==========  =============  ===========  ============
Class 2
  Shares sold...................  7,622,563  $ 172,155,917   11,753,619  $286,924,667
  Shares issued on reinvestment.         --             --      158,043     3,908,544
  Shares reacquired............. (4,172,553)   (80,741,227)    (914,703)  (22,025,752)
                                 ----------  -------------  -----------  ------------
  Net Increase..................  3,450,010  $  91,414,690   10,996,959  $268,807,459
                                 ==========  =============  ===========  ============
Class O
  Shares sold...................  2,089,545  $  48,828,563      668,290  $ 17,092,705
  Shares issued on reinvestment.     28,031        708,069      276,844     7,029,268
  Shares reacquired............. (1,086,782)   (22,928,923)  (1,054,543)  (27,143,703)
                                 ----------  -------------  -----------  ------------
  Net Increase (Decrease).......  1,030,794  $  26,607,709     (109,409) $ (3,021,730)
                                 ==========  =============  ===========  ============
Class Y
  Shares sold...................        281  $       5,857    3,194,118  $ 83,787,835
  Shares issued on reinvestment.      5,385        136,168       48,740     1,234,872
  Shares reacquired.............   (561,798)   (10,000,000)  (1,492,709)  (38,317,835)
                                 ----------  -------------  -----------  ------------
  Net Increase (Decrease).......   (556,132) $  (9,857,975)   1,750,149  $ 46,704,872
                                 ==========  =============  ===========  ============

--------
+  Inception date for Class Y shares is January 31, 2001.

Notes to Financial Statements
(continued)




                                         All Cap Value Fund++                         Large Cap Growth Fund
                                 ------------------------------------- --------------------------------------------------
                                    Year Ended         Year Ended             Year Ended                Year Ended
                                 December 31, 2002  December 31, 2001      December 31, 2002         December 31, 2001
                                 ----------------  ------------------- ------------------------  ------------------------
                                 Shares   Amount   Shares    Amount      Shares       Amount       Shares       Amount
                                 ------  --------  ------- ----------- ----------  ------------  ----------  ------------
Class A
  Shares sold................... 12,954  $137,950       --          --     48,412  $    354,413     142,687  $  1,141,892
  Shares issued on reinvestment.     --         3       --          --         --            --          --            --
  Shares reacquired.............   (513)   (6,848)      --          --   (161,496)   (1,241,842)   (105,407)     (917,807)
                                 ------  --------  ------- ----------- ----------  ------------  ----------  ------------
  Net Increase (Decrease)....... 12,441  $131,105       --          --   (113,084) $   (887,429)     37,280  $    224,085
                                 ======  ========  ======= =========== ==========  ============  ==========  ============
Class B
  Shares sold................... 14,230  $176,228      796 $    10,251     87,560  $    606,415      96,385  $    724,992
  Shares issued on reinvestment.      6        79       --          --         --            --          --            --
  Shares reacquired.............   (243)   (2,297)      --          --   (156,703)   (1,033,858)   (309,541)   (2,603,390)
                                 ------  --------  ------- ----------- ----------  ------------  ----------  ------------
  Net Increase (Decrease)....... 13,993  $174,010      796 $    10,251    (69,143) $   (427,443)   (213,156) $ (1,878,398)
                                 ======  ========  ======= =========== ==========  ============  ==========  ============
Class 2
  Shares sold...................  5,173  $ 57,557       --          --    189,978  $  1,267,316     221,594  $  1,735,532
  Shares issued on reinvestment.      1        15       --          --         --            --          --            --
  Shares reacquired.............   (341)   (3,595)      --          --   (140,525)     (917,510)    (59,900)     (490,815)
                                 ------  --------  ------- ----------- ----------  ------------  ----------  ------------
  Net Increase..................  4,833  $ 53,977       --          --     49,453  $    349,806     161,694  $  1,244,717
                                 ======  ========  ======= =========== ==========  ============  ==========  ============
Class O
  Shares sold...................     --        --  800,000 $10,000,000        140  $      1,000         229  $      1,701
  Shares issued on reinvestment.     --        --       --          --         --            --          --            --
  Shares reacquired.............     --        --       --          --       (825)       (5,417)   (170,764)   (1,359,406)
                                 ------  --------  ------- ----------- ----------  ------------  ----------  ------------
  Net Increase (Decrease).......     --        --  800,000 $10,000,000       (685) $     (4,417)   (170,535) $ (1,357,705)
                                 ======  ========  ======= =========== ==========  ============  ==========  ============

                                      Large Cap Core Equity Fund#                     Investors Value Fund@
                                 ------------------------------------- --------------------------------------------------
                                    Year Ended         Year Ended             Year Ended                Year Ended
                                 December 31, 2002  December 31, 2001      December 31, 2002         December 31, 2001
                                 ----------------  ------------------- ------------------------  ------------------------
                                 Shares   Amount   Shares    Amount      Shares       Amount       Shares       Amount
                                 ------  --------  ------- ----------- ----------  ------------  ----------  ------------
Class A
  Shares sold...................     --        --       --          --  9,818,770  $166,339,826   7,900,957  $154,107,593
  Shares issued on reinvestment.     --        --       --          --    121,914     1,834,373      40,735       766,924
  Shares reacquired.............     --        --       --          -- (5,792,943)  (91,714,471) (3,020,884)  (57,372,132)
                                 ------  --------  ------- ----------- ----------  ------------  ----------  ------------
  Net Increase..................     --        --       --          --  4,147,741  $ 76,459,728   4,920,808  $ 97,502,385
                                 ======  ========  ======= =========== ==========  ============  ==========  ============
Class B
  Shares sold...................  9,112  $ 94,676       --          --    628,655  $ 10,490,488   1,163,412  $ 22,382,640
  Shares issued on reinvestment.     --        --       --          --      7,967       115,041       1,298        25,206
  Shares reacquired.............     --        --       --          -- (1,297,073)  (20,190,662)   (722,135)  (13,614,679)
                                 ------  --------  ------- ----------- ----------  ------------  ----------  ------------
  Net Increase (Decrease).......  9,112  $ 94,676       --          --   (660,451) $ (9,585,133)    442,575  $  8,793,167
                                 ======  ========  ======= =========== ==========  ============  ==========  ============
Class 2
  Shares sold................... 13,522  $152,901       --          --  1,508,981  $ 24,251,088   2,923,070  $ 55,158,697
  Shares issued on reinvestment.     --        --       --          --      8,848       127,959         532        10,364
  Shares reacquired............. (3,724)  (37,983)      --          -- (1,731,043)  (27,782,256)   (308,715)   (5,783,996)
                                 ------  --------  ------- ----------- ----------  ------------  ----------  ------------
  Net Increase (Decrease).......  9,798  $114,918       --          --   (213,214) $ (3,403,209)  2,614,887  $ 49,385,065
                                 ======  ========  ======= =========== ==========  ============  ==========  ============
Class O
  Shares sold...................     --        --  400,000 $ 5,000,000  1,429,621  $ 25,091,394   2,991,270  $ 60,226,412
  Shares issued on reinvestment.     --        --       --          --    318,259     4,896,920     247,622     4,685,680
  Shares reacquired.............     --        --       --          -- (3,246,293)  (52,879,030) (2,559,118)  (49,902,346)
                                 ------  --------  ------- ----------- ----------  ------------  ----------  ------------
  Net Increase (Decrease).......     --        --  400,000 $ 5,000,000 (1,498,413) $(22,890,716)    679,774  $ 15,009,746
                                 ======  ========  ======= =========== ==========  ============  ==========  ============
Class Y
  Shares sold...................     --        --       --          -- 16,269,231  $258,799,735   3,233,069  $ 60,472,134
  Shares issued on reinvestment.     --        --       --          --     21,676       288,693          --            --
  Shares reacquired.............     --        --       --          --   (774,609)  (11,220,558)    (11,658)     (224,035)
                                 ------  --------  ------- ----------- ----------  ------------  ----------  ------------
  Net Increase..................     --        --       --          -- 15,516,298  $247,867,870   3,221,411  $ 60,248,099
                                 ======  ========  ======= =========== ==========  ============  ==========  ============

--------
++ Inception dates for Class B and O shares are November 8, 2001 and October
   15, 2001, respectively.
#  Inception date for Class O shares is October 15, 2001.
@  Inception date for Class Y shares is July 16, 2001.

Notes to Financial Statements
(continued)




                                                    Balanced Fund
                                 --------------------------------------------------
                                        Year Ended                Year Ended
                                     December 31, 2002         December 31, 2001
                                 ------------------------  ------------------------
                                   Shares       Amount       Shares       Amount
                                 ----------  ------------  ----------  ------------
Class A
  Shares sold...................  1,232,466  $ 14,585,922     561,063  $  7,024,299
  Shares issued on reinvestment.     81,980       970,087      72,061       911,489
  Shares reacquired.............   (824,999)   (9,769,313)   (459,285)   (5,818,467)
                                 ----------  ------------  ----------  ------------
  Net Increase..................    489,447     5,786,696     173,839  $  2,117,321
                                 ==========  ============  ==========  ============
Class B
  Shares sold...................    387,623  $  4,514,343     243,928  $  3,065,310
  Shares issued on reinvestment.    124,351     1,467,196     166,019     2,090,546
  Shares reacquired............. (1,595,003)  (18,660,032) (1,157,904)  (14,571,971)
                                 ----------  ------------  ----------  ------------
  Net Decrease.................. (1,083,029) $(12,678,493)   (747,957) $ (9,416,115)
                                 ==========  ============  ==========  ============
Class 2
  Shares sold...................    508,049  $  5,881,710     327,999  $  4,101,259
  Shares issued on reinvestment.     40,132       472,943      38,501       485,221
  Shares reacquired.............   (300,812)   (3,484,363)   (235,675)   (2,992,772)
                                 ----------  ------------  ----------  ------------
  Net Increase..................    247,369  $  2,870,290     130,825  $  1,593,708
                                 ==========  ============  ==========  ============
Class O
  Shares sold...................     33,732  $    375,820         852  $     11,250
  Shares issued on reinvestment.      4,125        49,140       4,335        55,298
  Shares reacquired.............     (1,445)      (17,005)    (29,422)     (383,210)
                                 ----------  ------------  ----------  ------------
  Net Increase (Decrease).......     36,412  $    407,955     (24,235)     (316,662)
                                 ==========  ============  ==========  ============

Notes to Financial Statements
(continued)



9. Distributions Paid to Shareholders by Class as of December 31, 2002

                                        Net Investment Net Realized
                                            Income        Gains
                                        -------------- ------------
             Asia Growth Fund
               Class A.................  $    33,481            --
               Class B.................       12,710            --
               Class 2.................        6,816            --
               Class O.................        9,707            --
                                         -----------    ----------
                   Total...............  $    62,714            --
                                         ===========    ==========
             Small Cap Growth Fund
               Class A.................           --    $  172,633
               Class B.................           --        66,175
               Class 2.................           --        36,424
               Class O.................           --           530
                                         -----------    ----------
                   Total...............           --    $  275,762
                                         ===========    ==========
             Capital Fund
               Class A.................  $   645,771            --
               Class B.................           --            --
               Class 2.................           --            --
               Class O.................      742,760            --
               Class Y.................      136,168            --
                                         -----------    ----------
                   Total...............  $ 1,524,699            --
                                         ===========    ==========
             All Cap Value Fund
               Class A.................  $         4            --
               Class B.................           --    $       78
               Class 2.................           --            15
               Class O.................       10,000         5,536
                                         -----------    ----------
                   Total...............  $    10,004    $    5,629
                                         ===========    ==========
             Large Cap Core Equity Fund
               Class B.................           --            --
               Class 2.................           --    $       38
               Class O.................  $     5,234         3,403
                                         -----------    ----------
                   Total...............  $     5,234    $    3,441
                                         ===========    ==========
             Investors Value Fund
               Class A.................  $ 1,932,139            --
               Class B.................      142,385            --
               Class 2.................      151,032            --
               Class O.................    6,944,421            --
               Class Y.................    2,509,299            --
                                         -----------    ----------
                   Total...............  $11,679,276            --
                                         ===========    ==========
             Balance Fund
               Class A.................  $   762,290    $  333,140
               Class B.................    1,245,362       683,072
               Class 2.................      395,540       211,566
               Class O.................       36,190        14,174
                                         -----------    ----------
                   Total...............  $ 2,439,382    $1,241,952
                                         ===========    ==========

10. Subsequent Event

On January 23, 2003 the Board of Directors of the Investment Series approved the termination of the Asia Growth Fund as soon as reasonably practical. In preparation for this termination, the Board has voted to liquidate the assets of the Asia Growth Fund. The conversion of the Asia Growth Fund's assets into liquid assets will affect the Asia Growth Fund's ability to pursue its investment objective. The Fund was liquidated as of February 24, 2003.

          Financial Highlights



For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Asia Growth Fund
--------------------------------------------------------------------------------

                                           Class A Shares
                            ---------------------------------------------
                              2002     2001     2000     1999      1998
                            ------   ------   ------   ------    ------
       Net Asset Value,
        Beginning of Year..  $7.35    $8.48   $12.67    $6.50     $7.48
                            ------   ------   ------   ------    ------
       Income (Loss) From
        Operations:
        Net investment
          income (loss)....   0.03*    0.09*   (0.01)*  (0.00)*#   0.10
        Net realized and
          unrealized gain
          (loss)...........  (1.05)   (1.10)   (4.18)    6.17     (1.08)
                            ------   ------   ------   ------    ------
       Total Income (Loss)
        From Operations....  (1.02)   (1.01)   (4.19)    6.17     (0.98)
                            ------   ------   ------   ------    ------
       Less Distributions
        From:
        Net investment
          income...........  (0.08)   (0.12)      --       --        --
                            ------   ------   ------   ------    ------
       Total Distributions.  (0.08)   (0.12)      --       --        --
                            ------   ------   ------   ------    ------
       Net Asset Value,
        End of Year........  $6.25    $7.35    $8.48   $12.67     $6.50
                            ======   ======   ======   ======    ======
       Total Return (1)....  (14.1)%  (11.9)%  (33.1)%   94.9%    (13.1)%
       Net Assets, End of
        Year (000s)........ $2,267   $2,621   $3,902   $7,108    $4,385
       Ratios to Average
        Net Assets:
        Total expenses,
          including
          interest expense.     --     1.33%    1.31%      --        --
        Total expenses,
          excluding
          interest expense
          (operating
          expenses)........   1.24%    1.27%    1.24%    1.24%     1.24%
        Net investment
          income (loss)....   0.45%    1.08%   (0.06)%  (0.01)%    1.48%
       Portfolio Turnover
        Rate...............    208%     209%     170%     248%      436%
       Before applicable
       waiver of
       management fee,
       expenses absorbed
       by SBAM and credits
       earned on custodian
       cash balances, net
       investment loss per
       share and expense
       ratios would have
       been:
        Net investment
          loss per share... $(0.20)* $(0.12)* $(0.17)* $(0.12)*  $(0.07)
        Expense ratio......   4.42%    3.75%    2.72%    2.62%     3.79%

Asia Growth Fund
--------------------------------------------------------------------------------

                                           Class B Shares
                            ---------------------------------------------
                              2002     2001     2000     1999      1998
                            ------   ------   ------   -------   ------
       Net Asset Value,
        Beginning of Year..  $7.15    $8.24   $12.41     $6.42    $7.44

                            ------   ------   ------   -------   ------
       Income (Loss) From
        Operations:
        Net investment
          income (loss)....  (0.02)*   0.06*   (0.11)*   (0.06)*   0.05
        Net realized and
          unrealized gain
          (loss)...........  (1.05)   (1.08)   (4.06)     6.05    (1.07)
                            ------   ------   ------   -------   ------
       Total Income (Loss)
        From Operations....  (1.07)   (1.02)   (4.17)     5.99    (1.02)
                            ------   ------   ------   -------   ------
       Less Distributions
        From:
        Net investment
          income...........  (0.02)   (0.07)      --        --       --
                            ------   ------   ------   -------   ------
       Total Distributions.  (0.02)   (0.07)      --        --       --
                            ------   ------   ------   -------   ------
       Net Asset Value,
        End of Year........  $6.06    $7.15    $8.24    $12.41    $6.42
                            ======   ======   ======   =======   ======
       Total Return (1)....  (15.0)%  (12.4)%  (33.6)%    93.3%   (13.7)%
       Net Assets, End of
        Year (000s)........ $2,982   $4,367   $5,893   $10,658   $5,256
       Ratios to Average
        Net Assets:
        Total expenses,
          including
          interest expense.     --     2.04%    2.06%       --       --
        Total expenses,
          excluding
          interest expense
          (operating
          expenses)........   1.99%    1.97%    1.99%     1.99%    1.99%
        Net investment
          income (loss)....  (0.33)%   0.74%   (0.95)%   (0.74)%   0.77%
       Portfolio Turnover
        Rate...............    208%     209%     170%      248%     436%
       Before applicable
       waiver of
       management fee,
       expenses absorbed
       by SBAM and credits
       earned on custodian
       cash balances, net
       investment loss per
       share and expense
       ratios would have
       been:
        Net investment
          loss per share... $(0.25)* $(0.08)* $(0.26)*  $(0.12)* $(0.11)
        Expense ratio......   5.17%    3.73%    3.47%     3.39%    4.55%

--------
(1)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Asia Growth Fund
--------------------------------------------------------------------------------

                                                                  Class 2 Shares
                                                   --------------------------------------------
                                                     2002     2001     2000     1999   1998(1)
                                                   --------------------------------------------
Net Asset Value, Beginning of Year................  $7.15    $8.24   $12.41    $6.42    $7.44
                                                   ------   ------   ------   ------   ------
Income (Loss) From Operations:
 Net investment income (loss).....................  (0.02)*   0.06*   (0.10)*  (0.06)*   0.05
 Net realized and unrealized gain (loss)..........  (1.05)   (1.08)   (4.07)    6.05    (1.07)
                                                   ------   ------   ------   ------   ------
Total Income (Loss) From Operations...............  (1.07)   (1.02)   (4.17)    5.99    (1.02)
                                                   ------   ------   ------   ------   ------
Less Distributions From:
 Net investment income............................  (0.02)   (0.07)      --       --       --
                                                   ------   ------   ------   ------   ------
Total Distributions...............................  (0.02)   (0.07)      --       --       --
                                                   ------   ------   ------   ------   ------
Net Asset Value, End of Year......................  $6.06    $7.15    $8.24   $12.41    $6.42
                                                   ======   ======   ======   ======   ======
Total Return (2)..................................  (15.0)%  (12.4)%  (33.6)%   93.3%   (13.7)%
Net Assets, End of Year (000s).................... $1,749   $2,245   $3,107   $4,227   $2,291
Ratios to Average Net Assets:
 Total expenses, including interest expense.......     --     2.04%    2.08%      --       --
 Total expenses, excluding interest expense
   (operating expenses)...........................   1.99%    1.97%    1.99%    1.99%    1.99%
 Net investment income (loss).....................  (0.35)%   0.73%   (0.87)%  (0.76)%   0.80%
Portfolio Turnover Rate...........................    208%     209%     170%     248%     436%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment loss per
share and expense ratios would have been:
 Net investment loss per share.................... $(0.25)* $(0.09)* $(0.25)* $(0.11)* $(0.11)
 Expense ratio....................................   5.17%    3.82%    3.48%    3.37%    4.55%

Asia Growth Fund
--------------------------------------------------------------------------------

                                                                 Class O Shares
                                                   -------------------------------------------
                                                     2002    2001     2000     1999     1998
                                                   -------------------------------------------
Net Asset Value, Beginning of Year................  $7.44   $8.56   $12.76    $6.54    $7.50
                                                   ------   -----   ------   ------   ------
Income (Loss) From Operations:
 Net investment income............................   0.05*   0.16*    0.02*    0.02*    0.12
 Net realized and unrealized gain (loss)..........  (1.08)  (1.14)   (4.22)    6.20    (1.08)
                                                   ------   -----   ------   ------   ------
Total Income (Loss) From Operations...............  (1.03)  (0.98)   (4.20)    6.22    (0.96)
                                                   ------   -----   ------   ------   ------
Less Distributions From:
 Net investment income............................  (0.10)  (0.14)      --       --       --
                                                   ------   -----   ------   ------   ------
Total Distributions...............................  (0.10)  (0.14)      --       --       --
                                                   ------   -----   ------   ------   ------
Net Asset Value, End of Year......................  $6.31   $7.44    $8.56   $12.76    $6.54
                                                   ======   =====   ======   ======   ======
Total Return (2)..................................  (14.1)% (11.4)%  (32.9)%   95.1%   (12.8)%
Net Assets, End of Year (000s)....................   $579    $674     $846   $1,343   $1,354
Ratios to Average Net Assets:
 Total expenses, including interest expense.......     --    1.06%    1.06%      --       --
 Total expenses, excluding interest expense
   (operating expenses)...........................   0.99%   0.99%    0.99%    0.97%    0.99%
 Net investment income............................   0.64%   1.90%    0.14%    0.23%    1.90%
Portfolio Turnover Rate...........................    208%    209%     170%     248%     436%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment loss per
share and expense ratios would have been:
 Net investment income (loss) per share........... $(0.19)* $0.04*  $(0.15)* $(0.11)* $(0.04)
 Expense ratio....................................   4.17%   2.43%    2.48%    2.32%    3.55%

--------
(1)On September 14, 1998, Class C shares were renamed Class 2 shares.
(2)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

International Equity Fund
--------------------------------------------------------------------------------

                                                                   Class A Shares
                                                        -------------------------------------
                                                          2002     2001     2000     1999(1)
                                                        ------   ------   -------   -------
Net Asset Value, Beginning of Year.....................  $7.52    $9.60    $12.49   $10.00
                                                        ------   ------   -------   ------
Income (Loss) From Operations:
 Net investment income (loss) (2)......................  (0.01)   (0.00)#   (0.04)   (0.03)
 Net realized and unrealized gain (loss)...............  (2.04)   (2.08)    (2.85)    2.52
                                                        ------   ------   -------   ------
Total Income (Loss) From Operations....................  (2.05)   (2.08)    (2.89)    2.49
                                                        ------   ------   -------   ------
Less Distributions From:
 Net investment income.................................     --       --        --       --
                                                        ------   ------   -------   ------
Total Distributions....................................     --       --        --       --
                                                        ------   ------   -------   ------
Net Asset Value, End of Year...........................  $5.47    $7.52     $9.60   $12.49
                                                        ======   ======   =======   ======
Total Return (3).......................................  (27.3)%  (21.7)%   (23.1)%   24.9%++
Net Assets, End of Year (000s)......................... $4,361   $4,770   $12,472   $2,538
Ratios to Average Net Assets:
 Expenses..............................................   1.75%    1.75%     1.75%    1.75%+
 Net investment loss...................................  (0.10)%  (0.01)%   (0.41)%  (1.39)%+
Portfolio Turnover Rate................................     13%      16%        1%       1%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment loss per share (2)..................... $(0.10)  $(0.02)   $(0.08)  $(0.08)
 Expense ratio.........................................   3.17%    1.90%     2.10%    4.36%+

International Equity Fund
--------------------------------------------------------------------------------

                                                                   Class B Shares
                                                        ------------------------------------
                                                          2002     2001     2000    1999(1)
                                                        ------   ------   ------   -------
Net Asset Value, Beginning of Year.....................  $7.38    $9.51   $12.47   $10.00
                                                        ------   ------   ------   ------
Income (Loss) From Operations:
 Net investment loss (2)...............................  (0.06)   (0.07)   (0.13)   (0.04)
 Net realized and unrealized gain (loss)...............  (1.99)   (2.06)   (2.83)    2.51
                                                        ------   ------   ------   ------
Total Income (Loss) From Operations....................  (2.05)   (2.13)   (2.96)    2.47
                                                        ------   ------   ------   ------
Less Distributions From:
 Net investment income.................................     --       --       --       --
                                                        ------   ------   ------   ------
Total Distributions....................................     --       --       --       --
                                                        ------   ------   ------   ------
Net Asset Value, End of Year...........................  $5.33    $7.38    $9.51   $12.47
                                                        ======   ======   ======   ======
Total Return (3).......................................  (27.8)%  (22.4)%  (23.7)%   24.7%++
Net Assets, End of Year (000s)......................... $1,727   $3,040   $4,685   $3,863
Ratios to Average Net Assets:
 Expenses..............................................   2.50%    2.50%    2.50%    2.50%+
 Net investment loss...................................  (0.88)%  (0.83)%  (1.19)%  (2.30)%+
Portfolio Turnover Rate................................     13%      16%       1%       1%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment loss per share (2)..................... $(0.13)  $(0.12)  $(0.17)  $(0.09)
 Expense ratio.........................................   3.75%    3.12%    2.85%    5.11%+

--------
(1)For the period from October 25, 1999 (inception date) to December 31, 1999.
(2)Per share amounts have been calculated using the average shares method.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

International Equity Fund
--------------------------------------------------------------------------------

                                                                   Class 2 Shares
                                                        ------   ----------------------------
                                                          2002     2001     2000     1999(1)
                                                        ------   ----------------------------
Net Asset Value, Beginning of Year.....................  $7.38    $9.50    $12.46   $10.00
                                                        ------   ------   -------   ------
Income (Loss) From Operations:
 Net investment loss (2)...............................  (0.06)   (0.07)    (0.13)   (0.04)
 Net realized and unrealized gain (loss)...............  (1.99)   (2.05)    (2.83)    2.50
                                                        ------   ------   -------   ------
Total Income (Loss) From Operations....................  (2.05)   (2.12)    (2.96)    2.46
                                                        ------   ------   -------   ------
Less Distributions From:
 Net investment income.................................     --       --        --       --
                                                        ------   ------   -------   ------
Total Distributions....................................     --       --        --       --
                                                        ------   ------   -------   ------
Net Asset Value, End of Year...........................  $5.33    $7.38     $9.50   $12.46
                                                        ======   ======   =======   ======
Total Return (3).......................................  (27.8)%  (22.3)%   (23.8)%   24.6%++
Net Assets, End of Year (000s)......................... $1,450   $2,576   $ 4,384   $2,441
Ratios to Average Net Assets:
 Expenses..............................................   2.50%    2.50%     2.50%    2.50%+
 Net investment loss...................................  (0.88)%  (0.78)%   (1.15)%  (2.13)%+
Portfolio Turnover Rate................................     13%      16%        1%       1%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment loss per share (2)..................... $(0.13)  $(0.11)  $ (0.17)  $(0.09)
 Expense ratio.........................................   3.75%    2.98%     2.85%    5.09%+

International Equity Fund
--------------------------------------------------------------------------------------------
                                                                   Class O Shares
                                                        ------   ----------------------------
                                                          2002     2001     2000     1999(1)
                                                        ------   ----------------------------
Net Asset Value, Beginning of Year.....................  $7.39    $9.62    $12.49   $10.00
                                                        ------   ------   -------   ------
Income (Loss) From Operations:
 Net investment income (loss) (2)......................   0.01     0.04     (0.02)   (0.02)
 Net realized and unrealized gain (loss)...............  (2.01)   (2.27)    (2.85)    2.51
                                                        ------   ------   -------   ------
Total Income (Loss) From Operations....................  (2.00)   (2.23)    (2.87)    2.49
                                                        ------   ------   -------   ------
Less Distributions From:
 Net investment income.................................     --       --        --       --
                                                        ------   ------   -------   ------
Total Distributions....................................     --       --        --       --
                                                        ------   ------   -------   ------
Net Asset Value, End of Year...........................  $5.39    $7.39    $ 9.62   $12.49
                                                        ======   ======   =======   ======
Total Return (3).......................................  (27.1)%  (23.2)%   (23.0)%   24.9%++
Net Assets, End of Year (000s).........................    $18      $24    $1,012   $1,262
Ratios to Average Net Assets:
 Expenses..............................................   1.50%    1.50%     1.50%    1.50%+
 Net investment income (loss)..........................   0.10%    0.41%    (0.22)%  (0.83)%+
Portfolio Turnover Rate................................     13%      16%        1%       1%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment income (loss) per share (2)............ $(0.08)   $0.02    $(0.06)  $(0.07)
 Expense ratio.........................................   2.93%    1.64%     1.85%    4.05%+

--------
(1)For the period from October 25, 1999 (inception date) to December 31, 1999.
(2)Per share amounts have been calculated using the average shares method.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Small Cap Growth Fund
--------------------------------------------------------------------------------

                                                                                            Class A Shares
                                                                       --------------------------------------------------------
                                                                           2002        2001        2000       1999     1998(1)
                                                                       ---------    -------------------------------------------
Net Asset Value, Beginning of Year....................................    $13.29       $14.23     $17.23     $11.59   $10.00
                                                                          ------       ------     ------     ------   ------
Income (Loss) From Operations:
 Net investment income (loss).........................................      0.02*        0.02*     (0.04)*    (0.07)*  (0.02)
 Net realized and unrealized gain (loss)..............................     (4.39)       (0.96)      2.55       6.63     1.61
                                                                           -----        -----       -          -      ------
Total Income (Loss) From Operations...................................     (4.37)       (0.94)      2.51       6.56     1.59
                                                                           -----        -----       -          -      ------
Less Distributions From:
 Net realized gains...................................................     (0.01)          --      (5.51)     (0.92)      --
                                                                           -----    -              -----      -----   ------
Total Distributions...................................................     (0.01)          --      (5.51)     (0.92)      --
                                                                           -----    -              -----      -----   ------
Net Asset Value, End of Year..........................................     $8.91       $13.29     $14.23     $17.23   $11.59
                                                                           ===         ======     ======     ======   ======
Total Return (2)......................................................     (32.9)%       (6.6)%     14.1%      57.5%    15.9%++
Net Assets, End of Year (000s)........................................ $ 151,393    $ 198,068   $178,307   $167,281   $3,205
Ratios to Average Net Assets:
 Expenses.............................................................      0.91%        1.30%      1.39%      1.37%    1.50%+
 Net investment income (loss).........................................      0.20%        0.15%     (0.25)%    (0.52)%  (0.51)%+
Portfolio Turnover Rate...............................................        84%          97%       123%       142%      96%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
 Net investment loss per share........................................     $(0.01)*       N/A        N/A     $(0.08)* $(0.06)
 Expense ratio........................................................      1.18%         N/A        N/A       1.40%    2.30%+

Small Cap Growth Fund
--------------------------------------------------------------------------------

                                                                                           Class B Shares
                                                                       ------------------------------------------------------
                                                                          2002        2001       2000       1999     1998(1)
                                                                       ------------------------------------------------------
Net Asset Value, Beginning of Year....................................    $12.82     $13.85     $17.01     $11.55   $10.00
                                                                          ------     ------     ------     ------   ------
Income (Loss) From Operations:
 Net investment loss..................................................     (0.08)*    (0.07)*    (0.17)*    (0.17)*  (0.06)
 Net realized and unrealized gain (loss)..............................     (4.22)     (0.96)      2.52       6.55     1.61
                                                                           -----      -----       -          -      ------
Total Income (Loss) From Operations...................................     (4.30)     (1.03)      2.35       6.38     1.55
                                                                           -----      -----       -          -      ------
Less Distributions From:
 Net realized gains...................................................     (0.01)        --      (5.51)     (0.92)      --
                                                                           -----   -             -----      -----   ------
Total Distributions...................................................     (0.01)        --      (5.51)     (0.92)      --
                                                                           -----   -             -----      -----   ------
Net Asset Value, End of Year..........................................     $8.51     $12.82     $13.85     $17.01   $11.55
                                                                           ===       ======     ======     ======   ======
Total Return (2)......................................................     (33.6)%     (7.4)%     13.2%      56.2%    15.5%++
Net Assets, End of Year (000s)........................................ $  45,653   $ 77,964   $132,219   $124,560   $3,850
Ratios to Average Net Assets:
 Expenses.............................................................      1.87%      2.14%      2.14%      2.12%    2.25%+
 Net investment loss..................................................     (0.76)%    (0.59)%    (1.00)%    (1.23)%  (1.21)%+
Portfolio Turnover Rate...............................................        84%        97%       123%       142%      96%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
 Net investment loss per share........................................    $(0.11)*      N/A        N/A     $(0.17)* $(0.10)
 Expense ratio........................................................      2.14%       N/A        N/A       2.15%    3.05%+

--------
(1)For the period from July 1, 1998 (inception date) to December 31, 1998.
(2)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:


Small Cap Growth Fund
-----------------------------------------------------------------------------------------
                                                                      Class 2 Shares
                                                   -------------------------------------------------
                                                     2002      2001       2000      1999    1998(1)(2)
                                                   -------------------------------------------------
Net Asset Value, Beginning of Year................  $12.86    $13.88    $17.04     $11.56     $10.00
                                                   -------   -------   -------    -------     ------
Income (Loss) From Operations:
 Net investment loss..............................   (0.05)*   (0.08)*   (0.17)*    (0.17)*    (0.06)
 Net realized and unrealized gain (loss)..........   (4.23)    (0.94)     2.52       6.57       1.62
                                                   -------   -------   -------    -------     ------
Total Income (Loss) From Operations...............   (4.28)    (1.02)     2.35       6.40       1.56
                                                   -------   -------   -------    -------     ------
Less Distributions From:
 Net realized gains...............................   (0.01)       --     (5.51)     (0.92)        --
                                                   -------   -------   -------    -------     ------
Total Distributions...............................   (0.01)       --     (5.51)     (0.92)        --
                                                   -------   -------   -------    -------     ------
Net Asset Value, End of Year......................   $8.57    $12.86    $13.88     $17.04     $11.56
                                                   =======   =======   =======    =======     ======
Total Return (3)..................................   (33.3)%    (7.4)%    13.2%      56.3%      15.6%++
Net Assets, End of Year (000s).................... $32,369   $27,288   $16,468    $14,285     $1,471
Ratios to Average Net Assets:
 Expenses.........................................    1.61%     2.07%     2.14%      2.14%      2.25%+
 Net investment loss..............................   (0.50)%   (0.67)%   (1.00)%    (1.22)%    (1.35)%+
Portfolio Turnover Rate...........................      84%       97%      123%       142%        96%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment loss per
share and expense ratios would have been:
 Net investment loss per share....................  $(0.08)*     N/A       N/A     $(0.17)*   $(0.10)
 Expense ratio....................................    1.89%      N/A       N/A       2.18%      3.05%+

Small Cap Growth Fund
-----------------------------------------------------------------------------------------
                                                                      Class O Shares
                                                   -------------------------------------------------
                                                     2002      2001       2000      1999     1998(1)
                                                   -------------------------------------------------
Net Asset Value, Beginning of Year................  $13.42    $14.34    $17.29     $11.60     $10.00
                                                   -------   -------   -------    -------     ------
Income (Loss) From Operations:
 Net investment income (loss).....................    0.03*     0.05*    (0.00)*#   (0.06)*    (0.01)
 Net realized and unrealized gain (loss)..........   (4.43)    (0.97)     2.56       6.67       1.61
                                                   -------   -------   -------    -------     ------
Total Income (Loss) From Operations...............   (4.40)    (0.92)     2.56       6.61       1.60
                                                   -------   -------   -------    -------     ------
Less Distributions From:
 Net realized gains...............................   (0.01)       --     (5.51)     (0.92)        --
                                                   -------   -------   -------    -------     ------
Total Distributions...............................   (0.01)       --     (5.51)     (0.92)        --
                                                   -------   -------   -------    -------     ------
Net Asset Value, End of Year......................   $9.01    $13.42    $14.34     $17.29     $11.60
                                                   =======   =======   =======    =======     ======
Total Return (3)..................................   (32.8)%    (6.4)%    14.4%      57.9%      16.0%++
Net Assets, End of Year (000s)....................    $505      $595      $621        $67        $67
Ratios to Average Net Assets:
 Expenses.........................................    0.77%     1.10%     1.17%      1.24%      1.25%+
 Net investment income (loss).....................    0.30%     0.37%    (0.01)%    (0.49)%    (0.18)%+
Portfolio Turnover Rate...........................      84%       97%      123%       142%        96%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodian cash balances, net investment loss per
share and expense ratios would have been:
 Net investment gain (loss) per share.............   $0.01*      N/A       N/A     $(0.06)*   $(0.05)
 Expense ratio....................................    1.01%      N/A       N/A       1.27%      2.05%+

--------
(1)For the period from July 1, 1998 (inception date) to December 31, 1998.
(2)On September 14, 1998, Class C shares were renamed Class 2 shares.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Capital Fund
-----------------------------------------------------------------------------------------
                                                                     Class A Shares
                                                   -------------------------------------------------
                                                      2002       2001      2000      1999       1998
                                                   -------------------------------------------------
Net Asset Value, Beginning of Year................   $25.09     $25.44    $25.29    $22.92    $21.15
                                                   --------   --------  --------   -------   -------
Income (Loss) From Operations:
 Net investment income (loss).....................     0.13*      0.24*     0.17*     0.15*     0.14
 Net realized and unrealized gain (loss)..........    (6.30)      0.16      4.53      4.99      4.64
                                                   --------   --------  --------   -------   -------
Total Income (Loss) From Operations...............    (6.17)      0.40      4.70      5.14      4.78
                                                   --------   --------  --------   -------   -------
Less Distributions From:
 Net investment income............................    (0.05)     (0.20)    (0.13)    (0.18)    (0.18)
 Net realized gains...............................       --      (0.55)    (4.42)    (2.59)    (2.83)
                                                   --------   --------  --------   -------   -------
Total Distributions...............................    (0.05)     (0.75)    (4.55)    (2.77)    (3.01)
                                                   --------   --------  --------   -------   -------
Net Asset Value, End of Year......................   $18.87     $25.09    $25.44    $25.29    $22.92
                                                   ========   ========  ========   =======   =======
Total Return (1)..................................    (24.6)%      1.6%     18.9%     23.1%     23.7%
Net Assets, End of Year (000s).................... $219,140   $277,998  $109,786   $29,814   $11,425
Ratios to Average Net Assets:
 Total expenses, including interest expense.......     1.12%        --        --        --        --
 Total expenses, excluding interest expense
   (operating expenses)...........................     1.12%      1.07%     1.16%     1.27%     1.34%
 Net investment income (loss).....................     0.61%      0.94%     0.66%     0.61%     0.81%
Portfolio Turnover Rate...........................      107%        72%       97%      126%      141%

Capital Fund
-----------------------------------------------------------------------------------------
                                                                     Class B Shares
                                                   -------------------------------------------------
                                                      2002       2001      2000      1999      1998
                                                   -------------------------------------------------
Net Asset Value, Beginning of Year................   $24.45     $24.86    $24.86    $22.63    $21.01
                                                   --------   --------  --------   -------   -------
Income (Loss) From Operations:
 Net investment income (loss).....................    (0.05)*     0.04*    (0.04)*   (0.04)*    0.09
 Net realized and unrealized gain (loss)..........    (6.12)      0.16      4.46      4.92      4.45
                                                   --------   --------  --------   -------   -------
Total Income (Loss) From Operations...............    (6.17)      0.20      4.42      4.88      4.54
                                                   --------   --------  --------   -------   -------
Less Distributions From:
 Net investment income............................       --      (0.06)       --     (0.06)    (0.09)
 Net realized gains...............................       --      (0.55)    (4.42)    (2.59)    (2.83)
                                                   --------   --------  --------   -------   -------
Total Distributions...............................       --      (0.61)    (4.42)    (2.65)    (2.92)
                                                   --------   --------  --------   -------   -------
Net Asset Value, End of Year......................   $18.28     $24.45    $24.86    $24.86    $22.63
                                                   ========   ========  ========   =======   =======
Total Return (1)..................................    (25.2)%      0.8%     18.1%     22.2%     22.6%
Net Assets, End of Year (000s).................... $299,391   $363,817  $195,736   $79,678   $22,294
Ratios to Average Net Assets:
 Total expenses, including interest expense.......     1.95%        --        --        --        --
 Total expenses, excluding interest expense
   (operating expenses)...........................     1.95%      1.86%     1.91%     2.02%    2.09%
 Net investment income (loss).....................    (0.22)%     0.15%    (0.14)%   (0.16)%    0.17%
Portfolio Turnover Rate...........................      107%        72%       97%      126%      141%

--------
(1)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Capital Fund
-----------------------------------------------------------------------------------------
                                                                      Class 2 Shares
                                                   ---------------------------------------------------
                                                      2002      2001       2000       1999     1998(1)
                                                   ---------------------------------------------------
Net Asset Value, Beginning of Year................   $24.50     $24.90    $24.90     $22.69     $21.02
                                                   --------   --------  --------   --------   --------
Income (Loss) From Operations:
 Net investment (loss)............................    (0.05)*     0.04*    (0.03)*    (0.04)*     0.07
 Net realized and unrealized gain (loss)..........    (6.14)      0.17      4.45       4.91       4.47
                                                   --------   --------  --------   --------   --------
Total Income (Loss) From Operations...............    (6.19)      0.21      4.42       4.87       4.54
                                                   --------   --------  --------   --------   --------
Less Distributions From:
 Net investment income............................       --      (0.06)       --      (0.07)     (0.04)
 Net realized gains...............................       --      (0.55)    (4.42)     (2.59)     (2.83)
                                                   --------   --------  --------   --------   --------
Total Distributions...............................       --      (0.61)    (4.42)     (2.66)     (2.87)
                                                   --------   --------  --------   --------   --------
Net Asset Value, End of Year......................   $18.31     $24.50    $24.90     $24.90     $22.69
                                                   ========   ========  ========   ========   ========
Total Return (2)..................................    (25.3)%      0.8%     18.0%      22.2%      22.6%
Net Assets, End of Year (000s).................... $354,434   $389,731  $122,307    $24,830     $6,369
Ratios to Average Net Assets:
 Total expenses, including interest expense.......     1.97%        --        --         --         --
 Total expenses, excluding interest expense
   (operating expenses)...........................     1.96%      1.84%     1.91%      2.02%      2.09%
 Net investment income (loss).....................    (0.22)%     0.16%    (0.12)%    (0.18)%     0.09%
Portfolio Turnover Rate...........................      107%        72%       97%       126%       141%

Capital Fund
-----------------------------------------------------------------------------------------
                                                                      Class O Shares
                                                   ---------------------------------------------------
                                                      2002      2001       2000       1999       1998
                                                   ---------------------------------------------------
Net Asset Value, Beginning of Year................   $25.27     $25.61    $25.43     $22.99     $21.23
                                                   --------   --------  --------   --------   --------
Income (Loss) From Operations:
 Net investment income............................     0.23*      0.34*     0.23*      0.22*      0.21
 Net realized and unrealized gain (loss)..........    (6.34)      0.16      4.57       5.00       4.62
                                                   --------   --------  --------   --------   --------
Total Income (Loss) From Operations...............    (6.11)      0.50      4.80       5.22       4.83
                                                   --------   --------  --------   --------   --------
Less Distributions From:
 Net investment income............................    (0.08)     (0.29)    (0.20)     (0.19)     (0.24)
 Net realized gains...............................       --      (0.55)    (4.42)     (2.59)     (2.83)
                                                   --------   --------  --------   --------   --------
Total Distributions...............................    (0.08)     (0.84)    (4.62)     (2.78)     (3.07)
                                                   --------   --------  --------   --------   --------
Net Asset Value, End of Year......................   $19.08     $25.27    $25.61     $25.43     $22.99
                                                   ========   ========  ========   ========   ========
Total Return (2)..................................    (24.3)%      2.0%     19.2%      23.4%      23.8%
Net Assets, End of Year (000s).................... $187,241   $221,979  $227,739   $215,308   $194,973
Ratios to Average Net Assets:
 Total expenses, including interest expense.......     0.67%        --        --         --         --
 Total expenses, excluding interest expense
   (operating expenses)...........................     0.67%      0.67%     0.90%      1.01%      1.08%
 Net investment income............................     1.07%      1.32%     0.84%      0.91%      0.96%
Portfolio Turnover Rate...........................      107%        72%       97%       126%       141%

--------
(1)On September 14, 1998, Class C shares were renamed Class 2 shares.
(2)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Capital Fund
--------------------------------------------------------------------------------

                                                           Class Y Shares
                                                        ---------------------
                                                          2002      2001(1)
                                                        -------   -------
Net Asset Value, Beginning of Year.....................  $25.30    $27.48
                                                        -------   -------
Income (Loss) From Operations:
 Net investment income.................................    0.24*     0.30*
 Net realized and unrealized loss......................   (6.36)    (1.67)
                                                        -------   -------
Total Loss From Operations.............................   (6.12)    (1.37)
                                                        -------   -------
Less Distributions From:
 Net investment income.................................   (0.08)    (0.26)
 Net realized gains....................................      --     (0.55)
                                                        -------   -------
 Total Distributions...................................   (0.08)    (0.81)
                                                        -------   -------
Net Asset Value, End of Year...........................  $19.10    $25.30
                                                        =======   =======
Total Return (2).......................................   (24.3)%    (5.0)%++
Net Assets, End of Year (000s)......................... $22,807   $44,277
Ratios to Average Net Assets:
 Total expenses, including interest expense............    0.65%       --
 Total expenses, excluding interest expense (operating
   expenses)...........................................    0.64%     0.66%+
 Net investment income.................................    1.07%+    1.33%+
Portfolio Turnover Rate................................     107%       72%

--------
(1)For the period from January 31, 2001 (inception date) to December 31, 2001.
(2)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

All Cap Value Fund

------------------------------------------------------------------------------------------
                                                                  Class A Shares
                                                                  --------------
                                                                     2002(1)
                                                                  --------------
Net Asset Value, Beginning of Period.............................     $13.30
                                                                      ------
Loss From Operations:
 Net investment loss (2).........................................       0.02
 Net realized and unrealized loss................................      (3.73)
                                                                      ------
Total Loss From Operations.......................................      (3.71)
                                                                      ------
Less Distributions From:
 Net investment income...........................................         --
 Net realized gains..............................................      (0.01)
                                                                      ------
Total Distributions..............................................      (0.01)
                                                                      ------
Net Asset Value, End of Period...................................      $9.58
                                                                      ======
Total Return (3).................................................      (27.9)%++
Net Assets, End of Period (000s).................................       $119
Ratios to Average Net Assets:
 Expenses........................................................       1.50%+
 Net investment loss.............................................      (0.17)%+
Portfolio Turnover Rate..........................................         42%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
 Net investment loss per share (2)...............................     $(0.17)
 Expense ratio...................................................       3.56%+

All Cap Value Fund
------------------------------------------------------------------------------------------
                                                                       Class B Shares
                                                                  ------------------------
                                                                       2002       2001(4)
                                                                  -------------- -------
Net Asset Value, Beginning of Year...............................     $13.60     $12.88
                                                                      ------     ------
Income (Loss) From Operations:
 Net investment loss (2).........................................      (0.08)     (0.01)
 Net realized and unrealized gain (loss).........................      (4.02)      0.73
                                                                      ------     ------
Total Income (Loss) From Operations..............................      (4.10)      0.72
                                                                      ------     ------
Less Distributions From:
 Net investment income...........................................         --         --
 Net realized gains..............................................      (0.01)        --
                                                                      ------     ------
Total Distributions..............................................      (0.01)        --
                                                                      ------     ------
Net Asset Value, End of Year.....................................      $9.49     $13.60
                                                                      ======     ======
Total Return (3).................................................      (30.2)%      5.6%++
Net Assets, End of Year (000s)...................................       $140        $11
Ratios to Average Net Assets:
 Expenses........................................................       2.25%      2.25%+
 Net investment loss.............................................      (0.79)%    (0.55)%+
Portfolio Turnover Rate..........................................         42%      3.51%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
 Net investment loss per share (2)...............................     $(0.30)    $(0.03)
 Expense ratio...................................................       4.37%      3.36%+

--------
(1)For the period from January 25, 2002 (inception date) to December 31, 2002.
(2)Per share amounts have been calculated using the average shares method.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(4)For the period from November 8, 2001 (inception date) to December 31, 2001. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

All Cap Value Fund
--------------------------------------------------------------------------------

                                                             Class 2 Shares
                                                             --------------
                                                                2002(1)
                                                             --------------
Net Asset Value, Beginning of Period........................     $13.19
                                                                 ------
Loss From Operations:
 Net investment loss (2)....................................      (0.08)
 Net realized and unrealized loss...........................      (3.59)
                                                                 ------
Total Loss From Operations..................................      (3.67)
                                                                 ------
Less Distributions From:
 Net investment income......................................         --
 Net realized gains.........................................      (0.01)
                                                                 ------
Total Distributions.........................................      (0.01)
                                                                 ------
Net Asset Value, End of Period..............................      $9.51
                                                                 ======
Total Return (3)............................................      (27.9)%++
Net Assets, End of Period (000s)............................        $46
Ratios to Average Net Assets:
 Expenses...................................................       2.25%+
 Net investment loss........................................      (0.83)%+
Portfolio Turnover Rate.....................................         42%
Before applicable waiver of management fee and expenses
absorbed by SBAM, net investment loss per share and expense
ratios would have been:
 Net investment loss per share (2)..........................     $(0.29)
 Expense ratio..............................................       4.34%+
All Cap Value Fund
---------------------------------------------------------------------------------------
                                                                   Class O Shares
                                                             -------------------------
                                                                  2002        2001(4)
                                                             --------------  -------
Net Asset Value, Beginning of Year..........................    $13.62        $12.50
                                                                 ------      -------
Income (Loss) From Operations:
 Net investment income (2)..................................     0.01           0.01
 Net realized and unrealized gain (loss)....................      (4.02)        1.11
                                                                 ------      -------
Total Income (Loss) From Operations.........................      (4.01)        1.12
                                                                 ------      -------
Less Distributions From:
 Net investment income......................................    (0.01)            --
 Net realized gains.........................................      (0.01)          --
                                                                 ------      -------
Total Distributions.........................................     (0.02)           --
                                                                 ------      -------
Net Asset Value, End of Year................................     $9.59        $13.62
                                                                 ======      =======
Total Return (3)............................................     (29.5)%         9.0%++
Net Assets, End of Year (000s)..............................    $7,673       $10,893
Ratios to Average Net Assets:
 Expenses...................................................     1.25%          1.25%+
 Net investment income (loss)...............................     0.07%          0.45%+
Portfolio Turnover Rate.....................................        42%         3.51%
Before applicable waiver of management fee and expenses
absorbed by SBAM, net investment loss per share and expense
ratios would have been:
 Net investment loss per share (2)..........................   $(0.22)        $(0.02)
 Expense ratio..............................................     3.35%          2.36%+

--------
(1)For the period from January 17, 2002 (inception date) to December 31, 2002.
(2)Per share amounts have been calculated using the average shares method.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(4)For the period from October 15, 2001 (inception date) to December 31, 2001. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Large Cap Growth Fund
--------------------------------------------------------------------------------

                                                                                                    Class A Shares
                                                                                         ------------------------------------
                                                                                           2002     2001     2000    1999(1)
                                                                                         ------------------------------------
Net Asset Value, Beginning of Year......................................................  $8.22    $9.37   $11.18   $10.00
                                                                                         ------   ------   ------   ------
Income (Loss) From Operations:
  Net investment loss (2)...............................................................  (0.02)   (0.03)   (0.06)   (0.01)
  Net realized and unrealized gain (loss)...............................................  (2.07)   (1.12)   (1.73)    1.19
                                                                                         ------   ------   ------   ------
Total Income (Loss) From Operations.....................................................  (2.09)   (1.15)   (1.79)    1.18
                                                                                         ------   ------   ------   ------
Less Distributions From:
  Net realized gains....................................................................     --       --    (0.02)      --
  Capital...............................................................................     --       --    (0.00)#     --
                                                                                         ------   ------   ------   ------
Total Distributions.....................................................................     --       --    (0.02)      --
                                                                                         ------   ------   ------   ------
Net Asset Value, End of Year............................................................  $6.13    $8.22    $9.37   $11.18
                                                                                         ======   ======   ======   ======
Total Return (3)........................................................................  (25.4)%  (12.3)%  (16.0)%   11.8%++
Net Assets, End of Year (000s)..........................................................   $973   $2,236   $2,199   $2,070
Ratios to Average Net Assets:
  Expenses..............................................................................   1.45%    1.45%    1.45%    1.44%+
  Net investment loss...................................................................  (0.29)%  (0.39)%  (0.51)%  (0.37)%+
Portfolio Turnover Rate.................................................................     34%      54%      79%      10%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (2)..................................................... $(0.18)  $(0.09)  $(0.10)  $(0.07)
  Expense ratio.........................................................................   3.67%    2.22%    1.88%    4.02%+

Large Cap Growth Fund
--------------------------------------------------------------------------------

                                                                                                    Class B Shares
                                                                                         ------------------------------------
                                                                                           2002     2001     2000    1999(1)
                                                                                         ------------------------------------
Net Asset Value, Beginning of Year......................................................  $8.09    $9.29   $11.17   $10.00
                                                                                         ------   ------   ------   ------
Income (Loss) From Operations:
  Net investment loss (2)...............................................................  (0.07)   (0.10)   (0.14)   (0.02)
  Net realized and unrealized gain (loss)...............................................  (2.04)   (1.10)   (1.72)    1.19
                                                                                         ------   ------   ------   ------
Total Income (Loss) From Operations.....................................................  (2.11)   (1.20)   (1.86)    1.17
                                                                                         ------   ------   ------   ------
Less Distributions From:
  Net realized gains....................................................................     --       --    (0.02)      --
  Capital...............................................................................     --       --    (0.00)#     --
                                                                                         ------   ------   ------   ------
Total Distributions.....................................................................     --       --    (0.02)      --
                                                                                         ------   ------   ------   ------
Net Asset Value, End of Year............................................................  $5.98    $8.09    $9.29   $11.17
                                                                                         ======   ======   ======   ======
Total Return (3)........................................................................  (26.1)%  (12.9)%  (16.6)%   11.7%++
Net Assets, End of Year (000s).......................................................... $2,631   $4,117   $6,709   $6,243
Ratios to Average Net Assets:
  Expenses..............................................................................   2.20%    2.19%    2.20%    2.21%+
  Net investment loss...................................................................  (1.03)%  (1.15)%  (1.26)%  (1.17)%+
Portfolio Turnover Rate.................................................................     34%      54%      79%      10%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (2)..................................................... $(0.23)  $(0.16)  $(0.18)  $(0.08)
  Expense ratio.........................................................................   4.44%    2.92%    2.63%    4.73%+

--------
(1)For the period from October 25, 1999 (inception date) to December 31, 1999.
(2)Per share amounts have been calculated using the average shares method.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Large Cap Growth Fund
--------------------------------------------------------------------------------

                                                                   Class 2 Shares
                                                        ------------------------------------
                                                          2002     2001     2000    1999(1)
                                                        ----------------- ------------------
Net Asset Value, Beginning of Year.....................  $8.10    $9.30   $11.16   $10.00
                                                        ------   ------   ------   ------
Income (Loss) From Operations:
 Net investment loss (2)...............................  (0.07)   (0.09)   (0.14)   (0.02)
 Net realized and unrealized gain (loss)...............  (2.04)   (1.11)   (1.70)    1.18
                                                        ------   ------   ------   ------
Total Income (Loss) From Operations....................  (2.11)   (1.20)   (1.84)    1.16
                                                        ------   ------   ------   ------
Less Distributions From:
 Net realized gains....................................     --       --    (0.02)      --
 Capital...............................................     --       --    (0.00)#     --
                                                        ------   ------   ------   ------
Total Distributions....................................     --       --    (0.02)      --
                                                        ------   ------   ------   ------
Net Asset Value, End of Year...........................  $5.99    $8.10    $9.30   $11.16
                                                        ======   ======   ======   ======
Total Return (3).......................................  (26.1)%  (12.9)%  (16.5)%   11.6%++
Net Assets, End of Year (000s)......................... $2,786   $3,366   $2,362   $1,234
Ratios to Average Net Assets:
 Expenses..............................................   2.20%    2.19%    2.20%    2.19%+
 Net investment loss...................................  (1.01)%  (1.14)%  (1.27)%  (1.14)%+
Portfolio Turnover Rate................................     34%      54%      79%      10%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment loss per share (2)..................... $(0.22)  $(0.16)  $(0.18)  $(0.08)
 Expense ratio.........................................   4.48%    2.95%    2.63%    4.71%+

Large Cap Growth Fund
--------------------------------------------------------------------------------

                                                                   Class O Shares
                                                        ------------------------------------
                                                          2002     2001     2000    1999(4)
                                                        ----------------- ------------------
Net Asset Value, Beginning of Year.....................  $8.17    $9.40   $11.18   $10.00
                                                        ------   ------   ------   ------
Income (Loss) From Operations:
 Net investment loss (2)...............................   0.00#   (0.02)   (0.03)   (0.00)#
 Net realized and unrealized gain (loss)...............  (2.07)   (1.21)   (1.73)    1.18
                                                        ------   ------   ------   ------
Total Income (Loss) From Operations....................  (2.07)   (1.23)   (1.76)    1.18
                                                        ------   ------   ------   ------
Less Distributions From:
 Net realized gains....................................     --       --    (0.02)      --
 Capital...............................................     --       --    (0.00)#     --
                                                        ------   ------   ------   ------
Total Distributions....................................     --       --    (0.02)      --
                                                        ------   ------   ------   ------
Net Asset Value, End of Year...........................  $6.10    $8.17    $9.40   $11.18
                                                        ======   ======   ======   ======
Total Return (3).......................................  (25.3)%  (13.1)%  (15.7)%   11.8%++
Net Assets, End of Year (000s).........................    $11      $20   $1,626   $1,917
Ratios to Average Net Assets:
 Expenses..............................................   1.21%    1.19%    1.20%    1.21%+
 Net investment loss...................................  (0.04)%  (0.18)%  (0.25)%  (0.11)%+
Portfolio Turnover Rate................................     34%      54%      79%      10%
Before applicable waiver of management fee and
expenses absorbed by SBAM, net investment loss per
share and expense ratios would have been:
 Net investment loss per share (2)..................... $(0.16)  $(0.07)  $(0.07)  $(0.07)
 Expense ratio.........................................   3.42%    1.76%    1.62%    3.88%+

--------
(1)For the period from October 25, 1999 (inception date) to December 31, 1999.
(2)Per share amounts have been calculated using the average shares method.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(4)For the period from October 26, 1999 (inception date) to December 31, 1999. # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Large Cap Core Equity Fund
--------------------------------------------------------------------------------

                                                                                         Class B Shares Class 2 Shares
                                                                                         -------------- --------------
                                                                                            2002(1)        2002(2)
                                                                                         -------------- --------------
Net Asset Value, Beginning of Period....................................................     $10.35         $12.69
                                                                                             ------         ------
Loss From Operations:
  Net investment loss (3)...............................................................      (0.17)         (0.05)
  Net realized and unrealized gain (loss)...............................................       0.08          (2.40)
                                                                                             ------         ------
Total Loss From Operations..............................................................      (0.09)         (2.45)
                                                                                             ------         ------
Less Distributions From:
  Net realized gains....................................................................         --          (0.01)
                                                                                             ------         ------
Total Distributions.....................................................................         --          (0.01)
                                                                                             ------         ------
Net Asset Value, End of Period..........................................................     $10.26         $10.23
                                                                                             ======         ======
Total Return (4)........................................................................       (0.9)%++      (19.3)%++
Net Assets, End of Period (000s)........................................................        $93           $100
Ratios to Average Net Assets:
  Expenses..............................................................................       2.18%+         2.24%+
  Net investment loss...................................................................      (4.64)%+       (0.69)%+
Portfolio Turnover Rate.................................................................         50%            50%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (3).....................................................     $(0.50)        $(0.47)
  Expense ratio.........................................................................      12.21%+         7.87%+

Large Cap Core Equity Fund
----------------------------------------------------------------------------------------------------------------------
                                                                                                Class O Shares
                                                                                         -------------------------
                                                                                              2002         2001(5)
                                                                                         -------------- --------------
Net Asset Value, Beginning of Year......................................................     $13.27         $12.50
                                                                                             ------         ------
Income (Loss) From Operations:
  Net investment income (3).............................................................       0.03           0.01
  Net realized and unrealized gain (loss)...............................................      (2.98)          0.76
                                                                                             ------         ------
Total Income (Loss) From Operations.....................................................      (2.95)          0.77
                                                                                             ------         ------
Less Distributions From:
  Net investment income.................................................................      (0.01)            --
  Net realized gains....................................................................      (0.01)            --
                                                                                             ------         ------
Total Distributions.....................................................................      (0.02)            --
                                                                                             ------         ------
Net Asset Value, End of Year............................................................     $10.30         $13.27
                                                                                             ======         ======
Total Return (4)........................................................................      (22.3)%          6.2%++
Net Assets, End of Year (000s)..........................................................     $4,119         $5,308
Ratios to Average Net Assets:
  Expenses..............................................................................       1.25%          1.25%+
  Net investment income.................................................................       0.22%          0.20%+
Portfolio Turnover Rate.................................................................         50%             8%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (3).....................................................     $(0.42)        $(0.06)
  Expense ratio.........................................................................       5.13%          3.70%+

--------
(1)For the period from August 13, 2002 (inception date) to December 31, 2002.
(2)For the period from April 25, 2002 (inception date) to December 31, 2002.
(3)Per share amounts have been calculated using the average shares method.
(4)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(5)For the period from October 15, 2001 (inception date) to December 31, 2001. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Investors Value Fund
--------------------------------------------------------------------------------

                                                            Class A Shares
                                           ------------------------------------------------
                                              2002       2001      2000     1999     1998
                                           --------   --------   -------  -------  -------
Net Asset Value, Beginning of Year........   $18.97     $20.41    $20.70   $22.04   $21.11
                                             -----      -----    -------  -------  -------
Income (Loss) From Operations:
  Net investment income...................     0.19*      0.14*     0.18*    0.21*    0.19
  Net realized and unrealized gain (loss).    (4.31)     (1.02)     2.80     2.29     2.91
                                              -----      -----   -------  -------  -------
Total Income (Loss) From Operations.......    (4.12)     (0.88)     2.98     2.50     3.10
                                              -----      -----   -------  -------  -------
Less Distributions From:
  Net investment income...................    (0.16)     (0.14)    (0.19)   (0.13)   (0.17)
  Net realized gains......................       --      (0.42)    (3.08)   (3.71)   (2.00)
                                              -----      -----   -------  -------  -------
Total Distributions.......................    (0.16)     (0.56)    (3.27)   (3.84)   (2.17)
                                              -----      -----   -------  -------  -------
Net Asset Value, End of Year..............   $14.69     $18.97    $20.41   $20.70   $22.04
                                             ======     ======   =======  =======  =======
Total Return (1)..........................    (21.8)%     (4.4)%    14.9%    11.5%    15.2%
Net Assets, End of Year (000s)............ $185,308   $160,688   $72,445  $32,817  $50,953
Ratios to Average Net Assets:
  Expenses................................     0.91%      1.03%     1.00%    0.87%    0.88%
  Net investment income...................     1.19%      0.70%     0.85%    0.90%    0.87%
Portfolio Turnover Rate...................       44%        43%       75%      66%      74%

Investors Value Fund
--------------------------------------------------------------------------------

                                                           Class B Shares
                                           ----------------------------------------------
                                             2002      2001      2000     1999     1998
                                           -------   -------   -------  -------  -------
Net Asset Value, Beginning of Year........  $18.63    $20.09    $20.43   $21.87   $21.00
                                            ------   -------   -------  -------  -------
Income (Loss) From Operations:
  Net investment income (loss)............    0.02*    (0.03)*    0.02*    0.04*    0.05
  Net realized and unrealized gain (loss).   (4.21)    (1.00)     2.77     2.26     2.85
                                             -----     -----   -------  -------  -------
Total Income (Loss) From Operations.......   (4.19)    (1.03)     2.79     2.30     2.90
                                             -----     -----   -------  -------  -------
Less Distributions From:
  Net investment income...................   (0.04)    (0.01)    (0.05)   (0.03)   (0.03)
  Net realized gains......................      --     (0.42)    (3.08)   (3.71)   (2.00)
                                             -----     -----   -------  -------  -------
Total Distributions.......................   (0.04)    (0.43)    (3.13)   (3.74)   (2.03)
                                             -----     -----   -------  -------  -------
Net Asset Value, End of Year..............  $14.40    $18.63    $20.09   $20.43   $21.87
                                            ======    ======   =======  =======  =======
Total Return (1)..........................   (22.5)%    (5.3)%    14.2%    10.6%    14.3%
Net Assets, End of Year (000s)............ $54,897   $83,335   $80,960  $81,759  $75,189
Ratios to Average Net Assets:
  Expenses................................    1.85%     1.90%     1.73%    1.61%    1.63%
  Net investment income (loss)............    0.13%    (0.17)%    0.12%    0.16%    0.18%
Portfolio Turnover Rate...................      44%       43%       75%      66%      74%

--------
(1)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Investors Value Fund
--------------------------------------------------------------------------------

                                                            Class 2 Shares
                                            ----------------------------------------------
                                              2002         2001     2000     1999  1998(1)
                                            -------   -------   -------  -------  -------
Net Asset Value, Beginning of Year.........  $18.69    $20.13    $20.46   $21.88   $21.01
                                            -------   -------   -------  -------  -------
Income (Loss) From Operations:
 Net investment income (loss)..............    0.04*    (0.03)*    0.02*    0.03*    0.05
 Net realized and unrealized gain (loss)...   (4.24)    (0.98)     2.78     2.30     2.84
                                            -------   -------   -------  -------  -------
Total Income (Loss) From Operations........   (4.20)    (1.01)     2.80     2.33     2.89
                                            -------   -------   -------  -------  -------
Less Distributions From:
 Net investment income.....................   (0.04)    (0.01)    (0.05)   (0.04)   (0.02)
 Net realized gains........................      --     (0.42)    (3.08)   (3.71)   (2.00)
                                            -------   -------   -------  -------  -------
Total Distributions........................   (0.04)    (0.43)    (3.13)   (3.75)   (2.02)
                                            -------   -------   -------  -------  -------
Net Asset Value, End of Year...............  $14.45    $18.69    $20.13   $20.46   $21.88
                                            =======   =======   =======  =======  =======
Total Return (2)...........................   (22.5)%    (5.2)%    14.2%    10.7%    14.3%
Net Assets, End of Year (000s)............. $53,052   $72,607   $25,580  $17,883  $17,680
Ratios to Average Net Assets:
 Expenses..................................    1.78%     1.86%     1.74%    1.61%    1.63%
 Net investment income (loss)..............    0.22%    (0.14)%    0.11%    0.15%    0.18%
Portfolio Turover Rate.....................      44%       43%       75%      66%      74%

Investors Value Fund
--------------------------------------------------------------------------------

                                                             Class O Shares
                                           ---------------------------------------------------
                                              2002          2001      2000      1999      1998
                                           --------   --------   --------  --------  --------
Net Asset Value, Beginning of Year........   $18.94     $20.38     $20.69    $22.05    $21.13
                                           --------   --------   --------  --------  --------
Income (Loss) From Operations:
  Net investment income...................     0.23*      0.19*      0.24*     0.26*     0.25
  Net realized and unrealized gain (loss).    (4.31)     (1.02)      2.80      2.31      2.90
                                           --------   --------   --------  --------  --------
Total Income (Loss) From Operations.......    (4.08)     (0.83)      3.04      2.57      3.15
                                           --------   --------   --------  --------  --------
Less Distributions From:
  Net investment income...................    (0.20)     (0.19)     (0.27)    (0.22)    (0.23)
  Net realized gains......................       --      (0.42)     (3.08)    (3.71)    (2.00)
                                           --------   --------   --------  --------  --------
Total Distributions.......................    (0.20)     (0.61)     (3.35)    (3.93)    (2.23)
                                           --------   --------   --------  --------  --------
Net Asset Value, End of Year..............   $14.66     $18.94     $20.38    $20.69    $22.05
                                           ========   ========   ========  ========  ========
Total Return (2)..........................    (21.6)%     (4.2)%     15.2%     11.7%     15.4%
Net Assets, End of Year (000s)............ $493,344   $665,747   $702,394  $662,248  $650,916
Ratios to Average Net Assets:
  Expenses................................     0.63%      0.74%      0.73%     0.63%     0.63%
  Net investment income...................     1.37%      0.98%      1.12%     1.16%     1.15%
Portfolio Turnover Rate...................       44%       43 %        75%       66%       74%

--------
(1)On September 14, 1998, Class C shares were renamed Class 2 shares.
(2)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Investors Value Fund
--------------------------------------------------------------------------------

                                                             Class Y Shares
                                                         ----------------------
                                                            2002      2001(1)
                                                         ----------------------
 Net Asset Value, Beginning of Year.....................   $18.94    $19.41
                                                         --------   -------
 Income (Loss) From Operations:
  Net investment income.................................     0.26*     0.08
  Net realized and unrealized loss......................    (4.34)    (0.46)
                                                         --------   -------
 Total Loss From Operations.............................    (4.08)    (0.38)
                                                         --------   -------
 Less Distributions From:
  Net investment income.................................    (0.20)    (0.09)
                                                         --------   -------
 Total Distributions....................................    (0.20)    (0.09)
                                                         --------   -------
 Net Asset Value, End of Year...........................   $14.66    $18.94
                                                         ========   =======
 Total Return (2).......................................    (21.6)%    (1.9)%++
 Net Assets, End of Year (000s)......................... $274,763   $61,002
 Ratios to Average Net Assets:
  Expenses..............................................     0.59%     0.73%+
  Net investment income.................................     1.66%     0.98%+
 Portfolio Turnover Rate................................       44%       43%

--------
(1)For the period from July 16, 2001 (inception date) to December 31, 2001.
(2)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Balanced Fund
--------------------------------------------------------------------------------

                                                                       Class A Shares
                                                       ----------------------------------------------
                                                         2002      2001     2000     1999     1998
                                                       -------   -------  -------  -------  --------
Net Asset Value, Beginning of Year....................  $12.39    $12.84   $12.81   $13.11    $13.13
                                                       -------   -------  -------  -------  --------
Income (Loss) From Operations:
 Net investment income................................    0.39*     0.48*    0.54*    0.50*     0.56
 Net realized and unrealized gain (loss)..............   (0.80)    (0.36)    0.44    (0.08)     0.26
                                                       -------   -------  -------  -------  --------
Total Income (Loss) From Operations...................   (0.41)     0.12     0.98     0.42      0.82
                                                       -------   -------  -------  -------  --------
Less Distributions From:
 Net investment income................................   (0.35)    (0.46)   (0.50)   (0.50)    (0.55)
 Net realized gains...................................   (0.15)    (0.11)   (0.45)   (0.22)    (0.29)
                                                       -------   -------  -------  -------  --------
Total Distributions...................................   (0.50)    (0.57)   (0.95)   (0.72)    (0.84)
                                                       -------   -------  -------  -------  --------
Net Asset Value, End of Year..........................  $11.48    $12.39   $12.84   $12.81    $13.11
                                                       =======   =======  =======  =======  ========
Total Return (1)......................................    (3.3)%     1.0%     7.9%     3.2%      6.4%
Net Assets, End of Year (000s)........................ $29,341   $25,607  $24,290  $35,386   $51,443
Ratios to Average Net Assets:
 Expenses.............................................    0.95%     0.95%    0.95%    0.95%     0.85%
 Net investment income................................    3.24%     3.79%    4.19%    3.79%     4.17%
Portfolio Turnover Rate...............................      36%       55%      28%      34%       63%
Before applicable waiver of management fee, expenses
absorbed by SBAM and credits earned on custodian cash
balances, net investment income per share and expense
ratios would have been:
 Net investment income per share......................   $0.35*    $0.44*   $0.51*   $0.47*    $0.51
 Expense ratio........................................    1.24%     1.25%    1.18%    1.17%     1.17%

Balanced Fund
------------------------------------------------------------------------------------------
                                                                       Class B Shares
                                                       ----------------------------------------------
                                                         2002      2001     2000     1999     1998
                                                       -------   -------  -------  -------  --------
Net Asset Value, Beginning of Year....................  $12.32    $12.77   $12.76   $13.08    $13.12
                                                       -------   -------  -------  -------  --------
Income (Loss) From Operations:
 Net investment income................................    0.30*     0.39*    0.44*    0.40*     0.45
 Net realized and unrealized gain (loss)..............   (0.79)    (0.35)    0.44    (0.08)     0.26
                                                       -------   -------  -------  -------  --------
Total Income (Loss) From Operations...................   (0.49)     0.04     0.88     0.32      0.71
                                                       -------   -------  -------  -------  --------
Less Distributions From:
 Net investment income................................   (0.27)    (0.38)   (0.42)   (0.42)    (0.46)
 Net realized gains...................................   (0.15)    (0.11)   (0.45)   (0.22)    (0.29)
                                                       -------   -------  -------  -------  --------
Total Distributions...................................   (0.42)    (0.49)   (0.87)   (0.64)    (0.75)
                                                       -------   -------  -------  -------  --------
Net Asset Value, End of Year..........................  $11.41    $12.32   $12.77   $12.76    $13.08
                                                       =======   =======  =======  =======  ========
Total Return (1)......................................    (4.0)%     0.3%     7.1%     2.4%      5.5%
Net Assets, End of Year (000s)........................ $44,574   $61,485  $73,311  $97,656  $120,816
Ratios to Average Net Assets:
 Expenses.............................................    1.70%     1.69%    1.70%    1.70%     1.60%
 Net investment income................................    2.46%     3.05%    3.43%    3.03%     3.41%
Portfolio Turnover Rate...............................      36%       55%      28%      34%       63%
Before applicable waiver of management fee, expenses
absorbed by SBAM and credits earned on custodian cash
balances, net investment income per share and expense
ratios would have been:
 Net investment income per share......................   $0.26*    $0.36*   $0.41*   $0.37*    $0.41
 Expense ratio........................................    1.99%     1.88%    1.93%    1.92%     1.92%

--------
(1)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Balanced Fund
--------------------------------------------------------------------------------

                                                                                                     Class 2 Shares
                                                                                      ------------------------------------
                                                                                        2002      2001     2000     1999
                                                                                      -------   -------  -------  -------
Net Asset Value, Beginning of Year...................................................  $12.35    $12.81   $12.79   $13.11
                                                                                      -------   -------  -------  -------
Income (Loss) From Operations:
  Net investment income..............................................................    0.30*     0.38*    0.44*    0.41*
  Net realized and unrealized gain (loss)............................................   (0.79)    (0.35)    0.45    (0.09)
                                                                                      -------   -------  -------  -------
Total Income (Loss) From Operations..................................................   (0.49)     0.03     0.89     0.32
                                                                                      -------   -------  -------  -------
Less Distributions From:
  Net investment income..............................................................   (0.27)    (0.38)   (0.42)   (0.42)
  Net realized gains.................................................................   (0.15)    (0.11)   (0.45)   (0.22)
                                                                                      -------   -------  -------  -------
Total Distributions..................................................................   (0.42)    (0.49)   (0.87)   (0.64)
                                                                                      -------   -------  -------  -------
Net Asset Value, End of Year.........................................................  $11.44    $12.35   $12.81   $12.79
                                                                                      =======   =======  =======  =======
Total Return (2).....................................................................    (4.0)%     0.2%     7.2%     2.4%
Net Assets, End of Year (000s)....................................................... $18,168   $16,564  $15,496  $21,030
Ratios to Average Net Assets:
  Expenses...........................................................................    1.70%     1.69%    1.70%    1.70%
  Net investment income..............................................................    2.48%     3.03%    3.45%    3.04%
Portfolio Turnover Rate..............................................................      36%       55%      28%      34%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income per share....................................................   $0.26*    $0.37*   $0.41*   $0.38*
  Expense ratio......................................................................    1.99%     1.84%    1.94%    1.92%

Balanced Fund
-------------------------------------------------------------------------------------
                                                                                                     Class O Shares
                                                                                      ------------------------------------
                                                                                        2002      2001     2000     1999
                                                                                      -------   -------  -------  -------
Net Asset Value, Beginning of Year...................................................  $12.47    $12.91   $12.88   $13.18
                                                                                      -------   -------  -------  -------
Income (Loss) From Operations:
  Net investment income..............................................................    0.42*     0.52*    0.58*    0.54*
  Net realized and unrealized gain (loss)............................................   (0.80)    (0.36)    0.43    (0.09)
                                                                                      -------   -------  -------  -------
Total Income (Loss) From Operations..................................................   (0.38)     0.16     1.01     0.45
                                                                                      -------   -------  -------  -------
Less Distributions From:
  Net investment income..............................................................   (0.38)    (0.49)   (0.53)   (0.53)
  Net realized gains.................................................................   (0.15)    (0.11)   (0.45)   (0.22)
                                                                                      -------   -------  -------  -------
Total Distributions..................................................................   (0.53)    (0.60)   (0.98)   (0.75)
                                                                                      -------   -------  -------  -------
Net Asset Value, End of Year.........................................................  $11.56    $12.47   $12.91   $12.88
                                                                                      =======   =======  =======  =======
Total Return (2).....................................................................    (3.1)%     1.3%     8.1%     3.4%
Net Assets, End of Year (000s).......................................................  $1,487    $1,150   $1,504   $1,460
Ratios to Average Net Assets:
  Expenses...........................................................................    0.70%     0.70%    0.70%    0.70%
  Net investment income..............................................................    3.47%     4.03%    4.45%    4.00%
Portfolio Turnover Rate..............................................................      36%       55%      28%      34%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income per share....................................................   $0.38*    $0.50*   $0.55*   $0.51*
  Expense ratio......................................................................    0.99%     0.79%    0.93%    0.92%


                                                                                      1998(1)
                                                                                      -------
Net Asset Value, Beginning of Year...................................................  $13.15
                                                                                      -------
Income (Loss) From Operations:
  Net investment income..............................................................    0.45
  Net realized and unrealized gain (loss)............................................    0.26
                                                                                      -------
Total Income (Loss) From Operations..................................................    0.71
                                                                                      -------
Less Distributions From:
  Net investment income..............................................................   (0.46)
  Net realized gains.................................................................   (0.29)
                                                                                      -------
Total Distributions..................................................................   (0.75)
                                                                                      -------
Net Asset Value, End of Year.........................................................  $13.11
                                                                                      =======
Total Return (2).....................................................................     5.5%
Net Assets, End of Year (000s)....................................................... $29,458
Ratios to Average Net Assets:
  Expenses...........................................................................    1.60%
  Net investment income..............................................................    3.41%
Portfolio Turnover Rate..............................................................      63%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income per share....................................................   $0.41
  Expense ratio......................................................................    1.92%

Balanced Fund
-------------------------------------------------------------------------------------


                                                                                       1998
                                                                                      -------
Net Asset Value, Beginning of Year...................................................  $13.20
                                                                                      -------
Income (Loss) From Operations:
  Net investment income..............................................................    0.59
  Net realized and unrealized gain (loss)............................................    0.26
                                                                                      -------
Total Income (Loss) From Operations..................................................    0.85
                                                                                      -------
Less Distributions From:
  Net investment income..............................................................   (0.58)
  Net realized gains.................................................................   (0.29)
                                                                                      -------
Total Distributions..................................................................   (0.87)
                                                                                      -------
Net Asset Value, End of Year.........................................................  $13.18
                                                                                      =======
Total Return (2).....................................................................     6.6%
Net Assets, End of Year (000s).......................................................  $1,523
Ratios to Average Net Assets:
  Expenses...........................................................................    0.60%
  Net investment income..............................................................    4.41%
Portfolio Turnover Rate..............................................................      63%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income per share....................................................   $0.55
  Expense ratio......................................................................    0.92%

--------
(1)On September 14, 1998, Class C shares were renamed Class 2 shares.
(2)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.

          Report of Independent Accountants


To the Board of Directors of
Salomon Brothers Series Funds Inc
Salomon Brothers Investors Value Fund Inc
Salomon Brothers Capital Fund Inc
and Shareholders of
Salomon Brothers Asia Growth Fund
Salomon Brothers International Equity Fund
Salomon Brothers Small Cap Growth Fund
Salomon Brothers Capital Fund Inc
Salomon Brothers All Cap Value Fund
Salomon Brothers Large Cap Growth Fund
Salomon Brothers Large Cap Core Equity Fund
Salomon Brothers Investors Value Fund Inc
Salomon Brothers Balanced Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Asia Growth Fund, Salomon Brothers International Equity Fund, Salomon Brothers Small Cap Growth Fund, Salomon Brothers All Cap Value Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers Large Cap Core Equity Fund, Salomon Brothers Balanced Fund (seven of the portfolios constituting Salomon Brothers Series Funds Inc), Salomon Brothers Investors Value Fund Inc and Salomon Brothers Capital Fund Inc (collectively hereafter referred to as the "Funds") at December 31, 2002, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 10 to the financial statements, on January 23, 2003, the Board of Directors of Salomon Brothers Series Funds Inc voted to liquidate Salomon Brothers Asia Growth Fund. All shares of Salomon Brothers Asia Growth Fund were redeemed on February 24, 2003, and the management is in the process of settling the remaining liabilities of the Fund.

PricewaterhouseCoopers LLP
New York, New York
February 24, 2003

          Additional Stockholder Information
          (unaudited)

Annual Meeting of Stockholders

The Annual Meeting of Stockholders of Salomon Brothers Series Funds Inc ("Investment Company") was held on August 19, 2002 and then adjourned to September 11, 2002, at which the election of Directors was considered and voted upon and further adjourned to September 16, 2002, at which the following items were considered and voted upon: (i) for Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund and Salomon Brothers Short/Intermediate U.S. Government Fund, formerly known as Salomon Brothers U.S. Government Income Fund, approval of a change in each Fund's investment objective(s), and (ii) the approval of the reclassification of the investment objective(s) of each of the Investment Company's Funds from a fundamental to a non-fundamental policy. The following tables provide information concerning the matters voted upon at the Meeting.

1. Election of Directors

                                                     Votes
                   Nominees             Votes For   Withheld
                   --------            ----------- ----------
                   Carol L. Colman.... 221,835,219 14,061,187
                   Daniel P. Cronin... 222,332,129 13,564,277
                   Leslie H. Gelb..... 222,236,215 13,660,190
                   Dr. Riordan Roett.. 221,812,139 14,084,267
                   Jeswald W. Salacuse 221,824,142 14,072,264
                   R. Jay Gerken...... 222,468,693 13,427,712
                   Heath B. McLendon.. 221,912,668 13,983,737

2. For Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund and Salomon Brothers Short/Intermediate U.S. Government Fund, approval of a change in each Fund's investment objective(s)

Stockholders of Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund and Salomon Brothers Short/Intermediate U.S. Government Fund considered and voted upon amending each Fund's investment objective(s) from "current income" to "total return."

                                                                      Votes
                                                         Votes For   Against  Abstentions
                                                         ---------- --------- -----------
Salomon Brothers High Yield Bond Fund................... 26,061,174 1,361,141  1,330,674
Salomon Brothers Strategic Bond Fund....................  5,793,804   264,110    309,664
Salomon Brothers Short/Intermediate U.S. Government Fund  2,991,881   319,003    181,639

          Additional Stockholder Information
          (unaudited) (continued)


3. Approval of the Reclassification of the Investment Objective(s) from a Fundamental to a Non-Fundamental Policy

Stockholders considered and voted upon the reclassification of the investment objective of each of the funds of the Investment Company from a fundamental to a non-fundamental policy.

                                                                      Votes
                                                         Votes For   Against   Abstentions
                                                         ---------- ---------- -----------
Salomon Brothers Asia Growth Fund.......................    472,124     52,517     48,494
Salomon Brothers Balanced Fund..........................  2,944,363    208,350    271,565
Salomon Brothers Cash Management Fund...................  5,490,875 10,006,575    932,501
Salomon Brothers High Yield Bond Fund................... 19,706,000  7,591,598  1,455,390
Salomon Brothers Institutional Money Market Fund........  1,901,805 44,363,921 18,868,481
Salomon Brothers International Equity Fund..............    583,011     26,075     32,200
Salomon Brothers Large Cap Core Equity Fund.............    400,936         --         --
Salomon Brothers Large Cap Growth Fund..................    335,841     28,924     18,845
Salomon Brothers New York Municipal Money Market Fund... 50,835,856 20,576,175  6,243,724
Salomon Brothers Small Cap Growth Fund..................  7,601,971    833,711    447,504
Salomon Brothers Strategic Bond Fund....................  5,635,128    398,934    333,514
Salomon Brothers Short/Intermediate U.S. Government Fund  2,927,927    381,594    183,002

Subsequent Event

In September 2002, Heath B. McLendon resigned as Chairman and a Director of Salomon Brothers Series Funds Inc, Salomon Brothers Capital Fund Inc and Salomon Brothers Investors Value Fund Inc in order to serve as Chairman of the Equity Research Policy Committee of Salomon Smith Barney Inc. On September 11, 2002, R. Jay Gerken was appointed Chairman of the Board and President of Salomon Brothers Capital Fund Inc and Salomon Brothers Investors Value Fund Inc and was elected by shareholders as such on the same date.

          Additional Information
          (unaudited)


Information about Directors and Officers

The business and affairs of the Salomon Brothers Series Funds Inc, Salomon Brothers Investors Value Fund Inc and Salomon Brothers Capital Fund Inc (each an "Investment Company" and together, the "Investment Companies") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Companies is set forth below. Unless otherwise noted, each person listed below holds his or her position with all of the Investment Companies. The Statement of Additional Information includes additional information about Investment Company Directors and is available, without charge, upon request by calling the Investment Company's transfer agent at 1-800-446-1013.

                                                   Term of                                    Number of
                                                   Office*                                   Portfolios
                                                     and                                       in Fund
                                                   Length                                      Complex
                             Position(s) Held with of Time      Principal Occupation(s)       Overseen     Other Directorships
Name, Address and Age         Investment Company   Served         During Past 5 Years        by Director    Held by Director
---------------------        --------------------- ------- --------------------------------- ----------- ------------------------
Non-Interested Directors:
Andrew L. Breech/(2),(3)/          Director         Since  President, Dealer Operating           3                 None
2120 Wilshire Blvd.                                 1991   Control Service, Inc.
Santa Monica, CA 90403
Age 50

Carol L. Colman                    Director         Since  President, Colman Consulting Co.,     32                None
Colman Consulting Co., Inc.                         1992   Inc.
278 Hawley Road
North Salem, NY 10560
Age 57

Daniel Cronin/(1)/                 Director         Since  Associate General Counsel,            32                None
Pfizer Inc.                                         1996   Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Age 57

William R. Dill/(2),(3)/           Director         Since  Retired                               3                 None
25 Birch Lane                                       1985
Cumberland Foreside, ME
 04110
Age 72

Leslie H. Gelb/(1)/                Director         Since  President, the Council on Foreign     32      Brittanica.com; Director
The Council on                                      2002   Relations; Former Columnist,                  of 2 registered
Foreign Relations                                          Deputy Editorial Page Editor and              investment companies
58 East 68th Street                                        Editor, Op-Ed Page, The New York              advised by Advantage
New York, NY 10021                                         Times                                         Advisers, Inc
Age 65                                                                                                   ("Advantage")

Clifford M. Kirtland,              Director         Since  Retired                               3                 None
 Jr./(2),(3)/                                       1987
9 Parkway Square
4200 Northside Parkway
Atlanta, GA 30327
Age 79

Louis P. Mattis/(2),(3)/           Director         Since  Principal, Mattis & Co. LLP           3       Director of Epgenix
446 Oak Ridge Rd.                                   1986
Snowmass Village, CO 81615
Age 61

          Additional Information
          (unaudited) (continued)

                                                                                           Number of
                                                                                          Portfolios
                                             Term of                                        in Fund
                                           Office* and                                      Complex
Name, Address and    Position(s) Held with  Length of       Principal Occupation(s)        Overseen      Other Directorships
Age                   Investment Company   Time Served        During Past 5 Years         by Director     Held by Director
---                  --------------------- ----------- ---------------------------------- ----------- -------------------------
Dr. Riordan           Director                Since    Professor and Director, Latin          32      The Latin American
 Roett/(1)/                                   2002     American Studies Program, Paul H.              Equity Fund, Inc.
The Johns                                              Nitze School of Advanced
 Hopkins University                                    International Studies, The Johns
1710 Massachusetts                                     Hopkins University
 Ave., NW
Washington, DC 20036
Age 64

Jeswald W.            Director                Since    Henry J. Braker Professor of           32      Municipal Advantage
 Salacuse/(1)/                                2002     Commercial Law and formerly                    Fund, Inc.; Director of 2
Tufts University                                       Dean, The Fletcher School of Law               registered investment
The Fletcher                                           & Diplomacy, Tufts University;                 companies advised by
School of Law &                                        Former Fulbright Distinguished                 Advantage
Diplomacy                                              Chair in Comparative Law,
Packard Avenue                                         University of Trento, Italy
Medford, MA 02115
Age 65

Thomas F.             Director                Since    Of Counsel to Blackwell Sanders         3                None
 Schlafly/(2),(3)/                            1986     Peper Martin LLP; President, The
720 Olive Street                                       Saint Louis Brewery, Inc.
St. Louis, MO 63101
Age 54

Interested Director:
R. Jay Gerken         Chairman, President     Since    Managing Director of Salomon           227               None
SSB                   and Chief Executive     2002     Smith Barney Inc. ("SSB");
399 Park Avenue,      Officer                          Chairman, President and Chief
 4th Floor                                             Executive Officer of Smith Barney
New York, NY 10022                                     Fund Management LLC ("SBFM"),
Age 51                                                 Travelers Investment Adviser, Inc.
                                                       ("TIA") and Citi Fund
                                                       Management Inc.; Managing
                                                       Director, SSB; Former portfolio
                                                       manager, Smith Barney Growth
                                                       and Income Fund (1994-2000) and
                                                       Smith Barney Allocation Series
                                                       Inc. (1996-2001)
Officers:
Lewis E. Daidone      Executive Vice          Since    Managing Director of SSB; Chief        N/A                N/A
SSB                   President and Chief     2002     Financial Officer of Smith Barney
125 Broad Street,     Administrative                   Mutual Funds; Director and Senior
 11th Floor           Officer                          Vice President of SBFM and TIA
New York, NY 10004    Senior Vice           1998-2002
Age 45                President and
                      Treasurer

Robert E.             Executive Vice          Since    Managing Director (since 2002)         N/A                N/A
 Amodeo/(1)/          President               2002     and Director (from 1999 to 2002),
SBAM                                                   Salomon Brothers Asset
399 Park Avenue,                                       Management Inc ("SBAM") and
 4th Floor                                             SSB; Vice President (from 1992 to
New York, NY 10022                                     1999), SBAM and SSB
Age 36

          Additional Information
          (unaudited) (continued)


                                                  Term of                                    Number of
                                                  Office*                                   Portfolios
                                                    and                                       in Fund
                                                  Length                                      Complex
                            Position(s) Held with of Time      Principal Occupation(s)       Overseen   Other Directorships
Name, Address and Age        Investment Company   Served         During Past 5 Years        by Director  Held by Director
---------------------       --------------------- ------- --------------------------------- ----------- -------------------
Charles Bardes/(1)/            Executive Vice      Since  Vice President of SBAM and SSB        N/A             N/A
SBAM                           President           1998
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

John B. Cunningham/(1),(2)/    Executive Vice      Since  Managing Director of SBAM             N/A             N/A
SBAM                           President           1997
399 Park Avenue, 4th Floor
New York, NY 10022
Age 37

James E. Craige/(1)/           Executive Vice      Since  Managing Director of SBAM since       N/A             N/A
SBAM                           President           1995   2001, Director of SBAM and SSB
399 Park Avenue, 4th Floor                                prior to 2001
New York, NY 10022
Age 36

Thomas A. Croak/(1)/           Executive Vice      Since  Vice President of SBAM and SSB        N/A             N/A
SBAM                           President           1998
399 Park Avenue, 4th Floor
New York, NY 10022
Age 41

Robert M. Donahue, Jr./(3)/    Executive Vice      Since  Managing Director of SBAM since       N/A             N/A
SBAM                           President           1998   2001, Director and equity analyst
399 Park Avenue, 4th Floor                                with SBAM prior to 2001
New York, NY 10022
Age 35

John G. Goode/(1)/             Executive Vice      Since  Managing Director of SBAM             N/A             N/A
SBAM                           President           2002
399 Park Avenue, 4th Floor
New York, NY 10022
Age 57

Peter J. Hable/(1)/            Executive Vice      Since  Managing Director of SBAM             N/A             N/A
SBAM                           President           2002
399 Park Avenue, 4th Floor
New York, NY 10022
Age 43

Michael A. Kagan/(1)/          Executive Vice      Since  Managing Director of SBAM             N/A             N/A
SBAM                           President           2002
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

Additional Information
(unaudited) (continued)


                                                 Term of                                    Number of
                                                 Office*                                   Portfolios
                                                   and                                       in Fund
                                                 Length                                      Complex
                           Position(s) Held with of Time      Principal Occupation(s)       Overseen   Other Directorships
Name, Address and Age       Investment Company   Served         During Past 5 Years        by Director  Held by Director
---------------------      --------------------- ------- --------------------------------- ----------- -------------------
Kevin Kennedy/(1)/            Executive Vice      Since  Managing Director of SBAM             N/A             N/A
SBAM                          President           1996
399 Park Avenue, 4th Floor
New York, NY 10022
Age 48

Roger Lavan/(1)/              Executive Vice      Since  Managing Director of SBAM             N/A             N/A
SBAM                          President           1995
399 Park Avenue, 4th Floor
New York, NY 10022
Age 38

Mark McAllister/(2)/          Executive Vice      Since  Managing Director of SBAM;            N/A             N/A
SBAM                          President           2000   Executive VP JLW Capital
399 Park Avenue                                          Management Inc. -- March 1998
New York, NY 10022                                       to May 1999; prior to March 1998
Age 40                                                   VP at Cohen & Steers Capital
                                                         Management, Inc.

Ross S. Margolies/(3)/        Executive Vice      Since  Managing Director of SBAM             N/A             N/A
SBAM                          President           1998
399 Park Avenue
New York, NY 10022
Age 44

Nancy Noyes/(1)/              Executive Vice      Since  Managing Director of SBAM             N/A             N/A
SBAM                          President           2002
399 Park Avenue, 4th Floor
New York, NY 10022
Age 41

Maureen O'Callaghan/(1)/      Executive Vice      Since  Managing Director (since January      N/A             N/A
SBAM                          President           1997   2001) and Previously Director and
399 Park Avenue, 4th Floor                               Vice President (prior to 2001) of
New York, NY 10022                                       SBAM
Age 38

Beth A. Semmel/(1)/           Executive Vice      Since  Managing Director of SBAM             N/A             N/A
SBAM                          President           1995
399 Park Avenue, 4th Floor
New York, NY 10022
Age 42

Peter J. Wilby/(1)/           Executive Vice      Since  Managing Director of SBAM             N/A             N/A
SBAM                          President           1995
399 Park Avenue
New York, NY 10022
Age 44

George J. Williamson/(1)/     Executive Vice      Since  Director of SBAM                      N/A             N/A
SBAM                          President           1998
399 Park Avenue, 4th Floor
New York, NY 10022
Age 68

Additional Information
(unaudited) (continued)


                                                   Term of                                   Number of
                                                   Office*                                  Portfolios
                                                     and                                      in Fund
                                                   Length                                     Complex
                             Position(s) Held with of Time     Principal Occupation(s)       Overseen   Other Directorships
Name, Address and Age         Investment Company   Served        During Past 5 Years        by Director  Held by Director
---------------------        --------------------- ------- -------------------------------- ----------- -------------------
Andrew Beagley                Vice President and    Since  Director of SBAM                     N/A             N/A
SBAM                          Chief Anti-           2002
399 Park Avenue, 4th Floor    Money Laundering
New York, NY 10022            Compliance Officer
Age 41

Frances M. Guggino            Controller            Since  Vice President of SSB                N/A             N/A
SSB                                                 2002
125 Broad Street, 10th Floor
New York, NY 10004
Age 44

Christina T. Sydor            Secretary             Since  Managing Director of SSB;            N/A             N/A
SSB                                                 1998   General Counsel and Secretary of
300 First Stamford Place                                   SBFM and TIA
Stamford, CT 06902
Age 52

--------
 *Each Director holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and qualified, and (2) a Director resigns or his or her term as a Director is terminated in accordance with the applicable Fund's by-laws. The executive officers are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
**Mr. Gerken is an "interested person" of the Investment Companies as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
(1)Salomon Brothers Series Funds Inc only.
(2)Salomon Brothers Investors Value Fund Inc only.
(3)Salomon Brothers Capital Fund Inc only.

          Tax Information
          (unaudited)


For Federal tax purposes, each Fund hereby designates for the fiscal year ended December 31, 2002:

   . Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

                     Small Cap Growth Fund.....    100.00%
                     Capital Fund..............     93.70
                     All Cap Value Fund........    100.00
                     Large Cap Core Equity Fund    100.00
                     Investors Value Fund......    100.00
                     Balanced Fund.............     21.79

   . Total long-term capital gain distributions paid:

                      Large Cap Core Equity Fund  $    120
                      Balanced Fund.............   187,621

A total of 6.30% and 4.94% of the ordinary dividends paid by the Capital Fund and Balanced Fund, respectively, from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

Salomon Brothers Investment Series

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    399 Park Avenue
    New York, New York 10022
CUSTODIANS
    Chase Manhattan Bank, N.A.
    4 Chase Metro Tech Center
    18th Floor
    Brooklyn, New York 11245
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110
DIVIDEND DISBURSING AND TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 9764
    Providence, Rhode Island 02940-9764
LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017
INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
ANDREW L. BREECH*,***
CAROL L. COLMAN
DANIEL P. CRONIN**
WILLIAM R. DILL*,***
LESLIE H. GELB**
R. JAY GERKEN
CLIFFORD M. KIRTLAND, JR.*,***
LOUIS P. MATTIS*,***
DR. RIODAN ROETT**
JESWALD W. SALACUSE**
THOMAS F. SCHLAFLY*,***

Officers
R. JAY GERKEN
    Chairman, President and Chief Executive Officer
LEWIS E. DAIDONE
    Executive Vice President and Chief Administrative Officer
ROBERT E. AMODEO**
    Executive Vice President
JAMES E. CRAIGE**
    Executive Vice President
JOHN B. CUNNINGHAM*
    Executive Vice President
THOMAS K. FLANAGAN**
    Executive Vice President
ROGER M. LAVAN**
    Executive Vice President
ROSS S. MARGOLIES***
    Executive Vice President
MARK MCALLISTER*
    Executive Vice President
BETH A. SEMMEL**
    Executive Vice President
PETER J. WILBY**
    Executive Vice President
GEORGE J. WILLIAMSON**
    Executive Vice President
THOMAS A. CROAK**
    Executive Vice President
ROBERT M. DONAHUE, JR.**,***
    Executive Vice President
MAUREEN O'CALLAGHAN**
    Executive Vice President
ANDREW BEAGLEY
    Vice President and Chief Anti-Money Laundering Compliance Officer FRANCES M. GUGGINO
    Controller
CHRISTINA T. SYDOR
    Secretary

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  *Salomon Brothers Investors Value Fund Inc only
 **Salomon Brothers Series Funds Inc only
***Salomon Brothers Capital Fund Inc only

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[LOGO] Salomon Brothers
Asset Management

                  399 PARK AVENUE . NEW YORK, NEW YORK 10022

SBSEQANN 12/02
        03-4536, 03-4495, 03-4551, 03-4520, 03-4540, 03-4517, 03-4516, 03-4507,
                                                               03-4519, 03-4518